CONFIDENTIAL MATERIAL DELETED (DENOTED BY "[*CONFIDENTIAL MATERIAL DELETED*]" OR "[CMD]") AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION TOGETHER WITH CONFIDENTIAL TREATMENT REQUEST REGARDING
DELETIONS.



                          AMENDMENT #1
                               TO
                       RESELLER AGREEMENT
                               FOR
                        STORAGE PRODUCTS
                             BETWEEN
                       AMDAHL CORPORATION
                               AND
                   ENCORE COMPUTER CORPORATION





                        TABLE OF CONTENTS


                            PARAGRAPH

     1    Model 0 And Subassembly Pricing Added
     2    Model 0 Specification Added
     3    Model 0 and Subassembly Excepted Paragraphs
     4    Section 1 References Amended and Definitions Added:
          Product, Order, Owner, Territory, General Availability, Storage Product, System, Manufacturing License, Technology Escrow Agreement
     5    Section 2A "Grant" Replaced By Exclusive Grant
     6    Section 2B Amended to Replace Feature/Function
          Exclusivity
     7 Sections G, H, I, J, K, L, and M Added to Section 2 to Add Exclusivity with Encore Reservations, Market Change Adjustments, Amdahl Sales Force Provisions, Large Bid Opportunities, Continuing Product Development, Purchase Commitment Reduction/Market Changes, Product Testing, Product Competitiveness
     8    Section 3 Amended to Extend Term
     9 Section 4C Amended to Add Amdahl Purchase Commitment of [*CONFIDENTIAL MATERIAL DELETED*] TB
     10 Subsection E Added to Section 4 to Add Amdahl Option to Renew Exclusivity Provisions
     11   Section 6 Amended to add Mod 0 Specification
     12   Section 7A "Initial Prices" Amended to Add Mod 0 and
          Subassembly Prices
     13   Subsection c.) of Section 7B Amended to Clarify Product
          Discontinuance
     14 Subsection g.) Added to Section 7B to Address Failure to Agree Pricing for Remaining Period
     15 Subsection h.) and i.) Added to Section 7B to Add Subassembly Pricing and Provisions for Pricing for Products Delivered Late
     16   Section 14 Amended to Add Mod 0 Spec to Warranty
     17 Subsection F of Section 18 Amended to Preserve Licenses Purchased by Amdahl
     18 Section 18 and Section 30 Amended to Add References to Exhibit A/Mod 0 and Exhibit A/SubA
     19   Exhibit D Amended to Reflect Proper Exhibit References
     20   Section 25 D Amended to Add Additional Remedies
     21   Exhibit H Amended to Add Beta, LG/A and G/A Criteria
     22   Exhibit K Added [*CONFIDENTIAL MATERIAL DELETED*]
     23   Subsection b.) Added to Section 6 to Add Performance
          Criteria
     24   Section 15 B Amended to Change Dollar Amount And Add
          Exceptions
     25 Section 25B Modified to Delete Current Two Events and Add Failure to Deliver
     26   Modifies Section 15F to Extend to New Commitment
     27   Adds Section 4F Regarding Operational Flexibility
     28 Adds Sections 7D, Feature/Function Pricing, and 7E, Credit for Returned Systems
     29 Adds Rights to Section 27a.) to Permit Development Under Manufacturing License and Provisions Regarding Encore Execution of the License and Escrow Agreement and [*CONFIDENTIAL MATERIAL DELETED*] Agreements Regarding Escrow
     30   Section 6 Amended to Provide G/A Not Affected by Early
          Purchase


EXHIBITS

EXHIBIT A/MOD 0---MODEL 0 PRODUCTS AND PRICES
EXHIBIT A/SUBA----SUBASSEMBLY PRODUCTS AND PRICING
EXHIBIT K---------ENCORE [*CONFIDENTIAL MATERIAL DELETED*]
EXHIBIT L---------MANUFACTURING LICENSE
EXHIBIT M---------TECHNOLOGY ESCROW AGREEMENT
EXHIBIT N---------LICENSE AGREEMENTS


ATTACHMENTS

ATTACHMENT 1 TO EXHIBIT H----G/A CRITERIA



                          AMENDMENT #1
                               TO
                       RESELLER AGREEMENT
                               FOR
                        STORAGE PRODUCTS
                             BETWEEN
                       AMDAHL CORPORATION
                               AND
                   ENCORE COMPUTER CORPORATION




WHEREAS ENCORE COMPUTER CORPORATION, hereinafter "Encore" and
AMDAHL CORPORATION, hereinafter "Amdahl", are parties to a Reseller Agreement executed between them on March 24, 1994, hereinafter the "Agreement";and

WHEREAS the parties wish to amend said Agreement in certain material respects:

NOW THEREFORE the parties hereby agree to amend said Agreement as follows:

1.) a.) The Model 0 Storage Product and its Options are hereby added by the inclusion into the Agreement of Exhibit A/Mod 0 which is appended hereto and incorporated in said Agreement by reference.

  b.) Subassembly Products are hereby added by the inclusion into the Agreement of Exhibit A/SubA which is appended hereto and incorporated in said Agreement by reference.

2.) The Specification for the Model 0 Storage Product is hereby added by the inclusion into the Agreement of Exhibit B-1 which is appended hereto and incorporated in said Agreement by reference.

3.) The following Sections of the Agreement shall not apply to the Model 0 Storage Product listed in Exhibit A/Mod 0, or to the
Subassembly Products listed in Exhibit A/SubA: the schedule in subsection a.) of Section 2 D, and Section 2E.

4.) Section 1 is hereby amended by the following changes:

     a.) All references to the words "Exhibit A" in the definitions of "Order", "Owner" and "Product" shall be replaced by the words "Exhibit A, Exhibit A/Mod 0 and Exhibit A/SubA", as each may be amended from time to time.

     b.) The definition of "Territory" is replaced in its entirety by the following:

     Territory: The world with the exclusion of Japan, China, and Malaysia.

     c.) The definition for "General Availability" contained in subsection 4 b.) 3 of Section 2 D is moved to Section 1, which shall apply to all Storage Products, and amended as follows:

     General Availability("G/A"): Encore produces Product, or the features/functions described in Section 2 B. c.) or 2 E
(collectively the "Features") of the Agreement, which has successfully passed the requirements set forth in Exhibit H and which is ready for shipment in volume to Amdahl's customers.

     d.) The following definitions are added to Section 1:

     Storage Product: A Product consisting of a subsystem whose primary function is to store data and deliver data in the form of responses to Input/Output requests from a central processing unit.

     System: A computer, which may include some Exhibit A/SubA
Products (i.e. subassemblies), whose primary function is to run an application program, such as a database; the computer may also have storage capacity used in support of the application function.

     e.) Manufacturing License: The agreement in the form attached hereto as Exhibit L.

     f.) Technology License Agreement: The Agreement in the form attached hereto as Exhibit M.

5.) Section 2 A is replaced by the following:

     A.  SUPPLY

     Encore will produce and supply the Products in accordance with the terms set forth in this Agreement. The exclusivity granted pursuant to Section 2G will continue for a period or periods of time equal to the period or periods of time of each purchase commitment period, or extended commitment period per
Section 4E, and will not be affected by any permitted purchase-commitment reductions. It is the intent of the parties that the Products will evolve in feature and function and will be enhanced over the term of this Agreement.

6.) Subsections a.) and e.) of Section 2B, the introductory paragraph to subsection c.) of Section 2B, and paragraph (iii) of
Section 2F are replaced in their entirety by the new subsections set forth below, and subsections b.) and d.) and the last paragraph of subsection c.) of Section 2B are deleted in their entirety:

     B.  BRANDED PRODUCT

     a.) Encore Storage Products listed in Exhibit A, Exhibit A/Mod 0 and Exhibit A/SubA which are supplied to Amdahl hereunder will bear the Amdahl Mark in accordance with the provisions of
Section 8 and Exhibit E; Storage Products which are branded for Amdahl will be available for exclusive sale to Amdahl only.

     Encore agrees that it will not produce a look-alike product which is equivalent to a Storage Product defined in Exhibit A, Exhibit A/Mod 0 or Exhibit A/SubA in contravention of the terms of this subsection a.). Storage Products listed in Exhibit A will also include certain functionality listed in accordance with the schedule provided below. Certain parts of this functionality appropriate to the Storage Products listed on Exhibit A/Mod 0 and Exhibit A/SubA will also be made available to Amdahl.

     c.) Encore is developing the following features for inclusion with the Storage Products to be provided to Amdahl as set forth above:

     e.) Encore acknowledges that future revenue growth for both companies is dependent upon continuing development in the area of Client/Server, Open Systems storage products for the market-place. All Storage Products, unless otherwise agreed, shall have the ability to act as servers (in Client/Server environments) to standard versions of the [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] environments by [*CONFIDENTIAL
MATERIAL DELETED*] and within the [*CONFIDENTIAL MATERIAL
DELETED*] environment by [*CONFIDENTIAL MATERIAL DELETED*].

          (iii) it has full right and authority to grant the rights specified in Section 2G and the manufacturing rights specified in the Manufacturing License;

7.) The following Sections G, H, I, J, K, L, and M are added to
Section 2:

     G. AMDAHL EXCLUSIVITY

     a.) In consideration of Amdahl's agreement to purchase [*CONFIDENTIAL MATERIAL DELETED*] terabytes of Storage Products in calendar year as set forth in Section 4C below, Encore hereby grants to Amdahl the sole and exclusive right to sell all Encore Storage Products in the Territory through the end of calendar year [*CONFIDENTIAL
MATERIAL DELETED*], and any subsequent purchase commitment period. Amdahl is also hereby granted a non-exclusive right to sell the Encore Storage Products in Japan, China and Malaysia.

     b.) Notwithstanding anything to the contrary contained in subsection a.) of Section 2G above, Encore shall retain the following rights regarding the sale of Products:

          1.) Encore shall retain the non-exclusive right to sell the Storage Products in Japan, China and Malaysia.

          2.) Encore shall retain the non-exclusive right to market and sell the unbranded Storage Products within and outside the Territory to the U.S. Federal Government and its agencies, and to System Integrators who are responding to solicitations from the U.S. Federal Government or its agencies.



     3.) Upon execution of this Agreement, Encore agrees [*CONFIDENTIAL MATERIAL DELETED*] Amdahl the [*CONFIDENTIAL MATERIAL DELETED*] which it has [*CONFIDENTIAL MATERIAL DELETED*] listed on Exhibit K as it may be updated by Encore [*CONFIDENTIAL MATERIAL DELETED*]. Encore also agrees [*CONFIDENTIAL MATERIAL DELETED*] Amdahl Encore's [*CONFIDENTIAL MATERIAL DELETED*] on Exhibit K, as well as all [*CONFIDENTIAL MATERIAL DELETED*] which Encore has [*CONFIDENTIAL MATERIAL DELETED*] on Exhibit K. Amdahl and Encore will designate a team of individuals from both companies [*CONFIDENTIAL MATERIAL DELETED*] (hereinafter collectively referred to as the [*CONFIDENTIAL MATERIAL DELETED*]). The purpose of these [*CONFIDENTIAL MATERIAL DELETED*] will be to facilitate the [*CONFIDENTIAL MATERIAL DELETED*] Amdahl. Such [*CONFIDENTIAL MATERIAL DELETED*] are expected to occur within thirty to sixty days after execution of this Amendment 1.

     Amdahl shall have thirty (30) days [*CONFIDENTIAL MATERIAL DELETED*] or [*CONFIDENTIAL MATERIAL DELETED*]. Amdahl shall notify Encore in writing no later than thirty days after receipt of [*CONFIDENTIAL MATERIAL DELETED*]; Encore shall [*CONFIDENTIAL MATERIAL DELETED*] after the date of this Amendment 1 to all such [*CONFIDENTIAL MATERIAL DELETED*] by Amdahl (the [*CONFIDENTIAL MATERIAL DELETED*]).

     All [*CONFIDENTIAL MATERIAL DELETED*] which Amdahl [*CONFIDENTIAL MATERIAL DELETED*] from these [*CONFIDENTIAL MATERIAL DELETED*] which are from [*CONFIDENTIAL MATERIAL DELETED*] that Amdahl includes in its [*CONFIDENTIAL MATERIAL DELETED*] (hereinafter referred to as [*CONFIDENTIAL MATERIAL DELETED*]) will [*CONFIDENTIAL MATERIAL DELETED*] as a [*CONFIDENTIAL MATERIAL DELETED*]. However, all [*CONFIDENTIAL MATERIAL DELETED*] which Amdahl [*CONFIDENTIAL MATERIAL DELETED*] from these [*CONFIDENTIAL MATERIAL DELETED*] which are from [*CONFIDENTIAL MATERIAL DELETED*] which Amdahl does not [*CONFIDENTIAL MATERIAL DELETED*] (hereinafter referred to as [*CONFIDENTIAL MATERIAL DELETED*]) will not [*CONFIDENTIAL MATERIAL DELETED*] as a [*CONFIDENTIAL MATERIAL DELETED*].

     Amdahl will provide a [*CONFIDENTIAL MATERIAL DELETED*] for these [*CONFIDENTIAL MATERIAL DELETED*] twice annually during [*CONFIDENTIAL MATERIAL DELETED*]. Such [*CONFIDENTIAL MATERIAL DELETED*] will be made by Amdahl within sixty (60) days after June 30th and December 31st. The [*CONFIDENTIAL MATERIAL DELETED*] will indicate the [*CONFIDENTIAL MATERIAL DELETED*] of each [*CONFIDENTIAL MATERIAL DELETED*] by Amdahl for [*CONFIDENTIAL MATERIAL DELETED*] for both Amdahl [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] during the prior six month period.

     Encore will provide a [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL MATERIAL DELETED*] twice annually during [*CONFIDENTIAL MATERIAL DELETED*]. Such [*CONFIDENTIAL MATERIAL DELETED*] will be made by Encore within sixty (60) days after June 30th and December 31st. The reports will indicate the [*CONFIDENTIAL MATERIAL DELETED*] of each [*CONFIDENTIAL MATERIAL DELETED*] by Encore for [*CONFIDENTIAL MATERIAL DELETED*] from a [*CONFIDENTIAL MATERIAL DELETED*] which would qualify as an [*CONFIDENTIAL MATERIAL DELETED*] during the prior six month period. The [*CONFIDENTIAL MATERIAL DELETED*] of all such [*CONFIDENTIAL MATERIAL DELETED*].

     In the event that a [*CONFIDENTIAL MATERIAL DELETED*] by Encore to Amdahl does not [*CONFIDENTIAL MATERIAL DELETED*] in accordance with the [*CONFIDENTIAL MATERIAL DELETED*], then Encore will not [*CONFIDENTIAL MATERIAL DELETED*] to such a [*CONFIDENTIAL MATERIAL DELETED*] in the event that [*CONFIDENTIAL MATERIAL DELETED*].



          4.) Encore shall retain the right to sell Systems to any Encore customers or potential Encore customers anywhere in the world during the term of this Agreement or any extensions hereof so long as these sales are not made with the intent of participating in Amdahl's exclusive Storage Product market. It is not Encore's intent to participate in the Storage Product marketplace by selling Systems.

     c.) The exclusivity granted to Amdahl in subsection a.) of
Section 2G extends to all new Storage Products and enhancements, features and functions which fall into the range of systems where the low end is a [*CONFIDENTIAL MATERIAL DELETED*] Gigabyte server and the top end is a [*CONFIDENTIAL MATERIAL DELETED*], whether or not Amdahl accepts them for resale during the exclusivity period. New storage products developed by Encore are excepted from this automatic grant if they fall either above or below the range described above.

     d.) An extension of the exclusivity granted to Amdahl in
Section 2A and subsection a.) of Section 2G above beyond calendar year [*CONFIDENTIAL MATERIAL DELETED*] shall occur only in accordance with the provisions of sub-section a.) of Section 4E below.

     e.) Unless expressly stated otherwise, the provisions of the additional remedies contained in Section 25 hereof does not affect Amdahl's grant of exclusivity contained in this Section
2G.

     f.) Encore will not enter into any agreements after the date of this Amendment 1 to license its technology to any other person to manufacture any Storage Product subsystems during Amdahl's exclusivity period. A list of persons with whom Encore has any such agreements, with a summary of the nature of the agreement is included in Exhibit N.

     H. AMDAHL SALES FORCE

     a.) Amdahl will hire additional sales personnel to staff its Direct Storage Sales Program, which will result in increasing staffing of sales personnel for this program by a substantial number of dedicated sales representatives as soon as possible. Amdahl's commitment of this sales staffing level is a key inducement for Encore's agreement to enter into this Amendment 1.

     b.) Encore agrees to pay Amdahl [*CONFIDENTIAL MATERIAL
DELETED*] percent [*CONFIDENTIAL MATERIAL DELETED*] (%) of the
Storage Product revenue derived by Encore from Amdahl from Amdahl's [*CONFIDENTIAL MATERIAL DELETED*] TB commitment and from future Amdahl commitments, such sums to be used by Amdahl in funding Amdahl's direct sales expense for the sale and marketing of the Encore Storage Products. The amount due from Encore will be calculated by Amdahl within thirty days after the end of each quarter and will be invoiced to Encore for payment.

     I. LARGE BID OPPORTUNITIES

     Encore agrees to discuss with Amdahl in good faith, on a case-by-case basis, margin-sharing for [*CONFIDENTIAL MATERIAL DELETED*] single decision opportunities of [*CONFIDENTIAL MATERIAL DELETED*] ([*CONFIDENTIAL MATERIAL DELETED*]) terabytes or more which arise for the sale of Encore Storage Products by Amdahl to Amdahl's customers.

     J. CONTINUING PRODUCT DEVELOPMENT

     Encore agrees to develop and make available to Amdahl, on the terms of exclusivity set forth in Sections 2G above, new features, functions and enhancements sufficient to enable the Storage Products to retain significant competitive advantage in all markets. For purposes hereof, "significant competitive advantage" is as defined in Section 2M below under "Product Competitiveness". All such features, functions and enhancements accepted for resale by Amdahl will be added by amendment to and be deemed a part of Exhibit A, Exhibit A/Mod 0, and Exhibit A/SubA as appropriate.

     K. PURCHASE COMMITMENT REDUCTION/ MARKET CHANGES

     1.) CURRENT YEAR [*CONFIDENTIAL MATERIAL DELETED*]

     a.) If during calendar year [*CONFIDENTIAL MATERIAL DELETED*], when published data is available from [*CONFIDENTIAL MATERIAL DELETED*], the System 390 market for storage products decreases by [*CONFIDENTIAL MATERIAL DELETED*]% or more, measured from the base for the current forecast at contract signing (hereinafter "Current Base") of [*CONFIDENTIAL MATERIAL DELETED*] ([*CONFIDENTIAL MATERIAL DELETED*]) Terabytes, Amdahl can reduce its annual purchase commitment of [*CONFIDENTIAL MATERIAL DELETED*] Terabytes by the same percentage decrease upon 90 days notice.

     b.) The Amount of Reduction will be calculated in accordance with the following formula:

     (Amount of Market Decline) X (Commitment Remaining on Date of Notice) = Amount of Reduction

     c.) The Amount of Reduction may only be applied to the unordered portion of the commitment remaining for that year calculated from the date of notice through the end of the year.

     2.) FUTURE YEARS

     a.) For the calendar years [*CONFIDENTIAL MATERIAL
DELETED*] through 1999, forecast numbers establishing the Current Base will be calculated in December of each prior year by using the weighted average of the [*CONFIDENTIAL MATERIAL DELETED*] forecasts for both the IBM System 390 compatible market and the Open Systems market (based upon Amdahl's actual market share of the previous year) to arrive at a new Current Base.

     b.) The formula for calculating the Current Base for each succeeding year as described in 2a.) above is as follows:

[*CONFIDENTIAL MATERIAL DELETED*]

     c.) In the event that the forecasted average base number decreases by [*CONFIDENTIAL MATERIAL DELETED*]% or more from the new Current Base number calculated for that year, Amdahl may reduce its annual purchase commitment by the percentage decrease upon 90 days written notice, using the method set forth in 1b.) above. The provisions of 1c.) above will apply to the application of any reduction permitted.

     L. PRODUCT TESTING

     Encore agrees to do Storage Product development testing for additional development projects as agreed by the parties after [*CONFIDENTIAL MATERIAL DELETED*].

     M. PRODUCT COMPETITIVENESS

     a.) If any Storage Product ceases to be "best of breed" in any market, Amdahl's purchase commitment will be adjusted to reflect the resulting loss of market opportunity.

     b.) Factors to determine whether a Product is "best of breed" include: System 390 functional compatibility, features, function, performance (including the agreed upon performance criteria specified in section 6b), reliability and price.

     c.) If Amdahl believes a Storage Product has ceased to be "best of breed", it will so notify Encore and Amdahl and Encore will attempt to reach agreement on the matter. If agreement cannot be reached, Amdahl and Encore will jointly confer with [*CONFIDENTIAL MATERIAL DELETED*] ( the "Analysts").

     If, based upon the above criteria at least two of the Analysts determine that the Product has ceased to be "best of breed", Amdahl and Encore will reach agreement on the amount of the purchase commitment reduction. Amdahl and Encore will share the cost of the Analysts.

8.) The second reference to "Agreement" in the first sentence of Section 3 shall be replaced by the word "Amendment 1", and the second reference to "this" in the first sentence is deleted.

9.) The following paragraphs are added to Section 4 C paragraph a.), and subsection b.), c.), and d.) are also added:

          The total amount of terabytes shipped on [*CONFIDENTIAL MATERIAL DELETED*] (referred to as the
          "Credit"), will be credited against Amdahl's
          [*CONFIDENTIAL MATERIAL DELETED*] commitment of
          [*CONFIDENTIAL MATERIAL DELETED*] terabytes as follows:

          - If the [*CONFIDENTIAL MATERIAL DELETED*] Product deliverables in the G/A document attached hereto as Attachment 1 to Exhibit H occur in [*CONFIDENTIAL MATERIAL DELETED*], then the Credit will be divided by three and applied in three equal credits over Quarters One, Two and Three of [*CONFIDENTIAL MATERIAL DELETED*]; it will be applied pro-rata to the planned commitment in each of these quarters.

          - If the [*CONFIDENTIAL MATERIAL DELETED*] Product deliverables in said G/A document are delivered late by Encore, then the total Credit will be applied in Quarter One of [*CONFIDENTIAL MATERIAL DELETED*].

          All Products shipped to Amdahl prior to G/A from the [*CONFIDENTIAL MATERIAL DELETED*] TB [*CONFIDENTIAL MATERIAL DELETED*] commitment, with the exception of the three Prototype and Alpha systems previously shipped, will be bought up to current revisions at G/A by Encore [*CONFIDENTIAL MATERIAL DELETED*].

     b.) In addition to the commitment to purchase
[*CONFIDENTIAL MATERIAL DELETED*] terabytes of Products set forth in subsection a.) above, and subject to the provisions of section 7 A. b.), Amdahl commits to place firm Orders with Encore for the purchase of a total quantity of [*CONFIDENTIAL MATERIAL DELETED*] terabytes (less any Credit or permitted reductions) of Storage Products listed on Exhibit A , Exhibit A/Mod 0 and Exhibit A/SubA and new Products; these Orders will provide for delivery of such Storage Products by Encore to Amdahl during calendar year [*CONFIDENTIAL MATERIAL DELETED*].

     c.) The [*CONFIDENTIAL MATERIAL DELETED*] terabytes of
Storage Products referenced in subsection b.) above will be purchased by Amdahl in the following minimum quarterly amounts:

Quarter Minimum Purchase Amount

     Quarter 1 [*CONFIDENTIAL MATERIAL DELETED*] of total commitment [*CONFIDENTIAL MATERIAL DELETED*] TB)
     Quarter 2 [*CONFIDENTIAL MATERIAL DELETED*] of total commitment [*CONFIDENTIAL MATERIAL DELETED*] TB)

Quarter Planned Purchase Amount

     Quarter 3 [*CONFIDENTIAL MATERIAL DELETED*] of total commitment [*CONFIDENTIAL MATERIAL DELETED*] TB)
     Quarter 4 [*CONFIDENTIAL MATERIAL DELETED*] of total commitment [*CONFIDENTIAL MATERIAL DELETED*] TB)

     The minimum purchase amounts set forth above shall not be construed to increase the Amdahl purchase commitment of [*CONFIDENTIAL MATERIAL DELETED*] terabytes set forth in subsection b.) above, and each remaining quarter shall be adjusted by the amount of any credit or permitted reduction. The
Quarter 3 and Quarter 4 planning amounts stated above are subject to the provisions of Section 7 A b.

     d.) Until the G/A date for the Model 0 Storage Product of [*CONFIDENTIAL MATERIAL DELETED*] occurs, the provisions contained in the following paragraphs shall not apply to Model 0:
Sections 2K, 2M, 4C a,  paragraphs 2 through 4 of Section 7 B. c,
Section 25B, and Section 25D.

     e.) Notwithstanding any other provision of this Agreement, [*CONFIDENTIAL MATERIAL DELETED*] Amdahl shall have no obligation to order, take delivery of, or pay for any Product until it has achieved G.A. Amdahl's failure to order, take delivery of, or pay for any Product pursuant to this Section 4 C. e. shall not affect any of its other rights under this Agreement.

10.) Section 4 is amended by the addition of subsection E as follows:

     E. AMDAHL OPTION TO RENEW

     a.) In order for the provisions of Section 2G regarding the grant to Amdahl of exclusivity to remain in effect after the end of calendar year [*CONFIDENTIAL MATERIAL DELETED*], Amdahl must elect to make a dollar amount purchase commitment (henceforth "DAPC") of Products from Encore for the next year equal to [*CONFIDENTIAL MATERIAL DELETED*] of the prior year's DAPC adjusted for any reductions or Credit permitted pursuant to this Agreement as amended or otherwise permitted by Encore. Each such year will be a purchase commitment period.

     Such DAPC must be made no later than August 31 of each year for the following calendar year. For the purpose of making this calculation, the DAPC for calendar year [*CONFIDENTIAL MATERIAL DELETED*] is [*CONFIDENTIAL MATERIAL DELETED*] Dollars ($[*CONFIDENTIAL MATERIAL DELETED*]), less any such reductions or Credits. This process will be repeated for each remaining calendar year through the end of calendar year [*CONFIDENTIAL MATERIAL DELETED*].

     b.) If Amdahl notifies Encore that it does not choose to make a new commitment, or if it does not make the election described in subsection a.) above, its purchase commitment will extend [*CONFIDENTIAL MATERIAL DELETED*] months from the earlier of [*CONFIDENTIAL MATERIAL DELETED*], or the date it notifies Encore that it does not choose to make a new commitment, (which
[*CONFIDENTIAL MATERIAL DELETED*] period shall be a purchase commitment period). In that case:

          Amdahl's DAPC for the remainder of the then current year will be as previously agreed by the parties.

          The DAPC for any quarter of the next year will be based upon the DAPC for the quarter in which notice was given, or if none was given, the 3rd quarter, prorated in each case for partial quarters.

     At the end of this [*CONFIDENTIAL MATERIAL DELETED*] month period, Amdahl's exclusive right to sell Storage Products under this Agreement granted in Section 2 shall cease and Amdahl's right to purchase hereunder will become a non-exclusive right only, for the remaining term.

     c.) With the exception of those customers to whom Encore is permitted to sell as provided in subsection b.) of Section 2 G, Encore will restrict any distributor who does not have a then current right to sell Encore storage products from advertising the future availability of any current or new Encore storage product or features at any time prior to [*CONFIDENTIAL MATERIAL DELETED*] months before the termination of the last purchase commitment period.

11.) All references in Section 6 to the words "Exhibit B" shall be replaced by the words " Exhibit B and Exhibit B-1".

12.) Section 7 A is replaced in its entirety by the following:

     A. INITIAL PRICES

     a.) Prices that pertain to Orders for those Products which are listed in Exhibit A which are placed under this Agreement shall be the prices set forth in Exhibit A for said Products. These prices are firm fixed until [*CONFIDENTIAL MATERIAL DELETED*] and are offered to Amdahl in consideration of Amdahl's agreement to place firm Orders with Encore for [*CONFIDENTIAL MATERIAL DELETED*] terabytes of Products listed in Exhibit A under the terms of this Agreement for delivery to Amdahl no later than [*CONFIDENTIAL MATERIAL DELETED*].

     These prices are, however, subject to the future pricing negotiations contemplated in Section 7B below. These prices are also subject to the provisions of subsection a.) of Section 4C with regard to Orders shipped on [*CONFIDENTIAL MATERIAL
DELETED*] and to subsection i.) of Section 7B.

     b.) Prices that pertain to Orders for those Products which are listed in Exhibit A/Mod 0 and Exhibit A/SubA which are placed under this Agreement shall be the prices set forth for said Products in Exhibit A/Mod 0 and Exhibit A/SubA attached hereto. Exhibit A/Mod 0 provides prices which are firm fixed until [*CONFIDENTIAL MATERIAL DELETED*] subject to the provisions of subsection a.) of Section 4C with regard to Orders shipped on [*CONFIDENTIAL MATERIAL DELETED*]. Exhibit A/SubA provides prices which are firm fixed from [*CONFIDENTIAL MATERIAL DELETED*] until [*CONFIDENTIAL MATERIAL DELETED*], as well as planning prices applicable to the second half of [*CONFIDENTIAL MATERIAL DELETED*].

     If Encore agrees, as a minimum, to accept these planning prices (based on [*CONFIDENTIAL MATERIAL DELETED*] $[*CONFIDENTIAL MATERIAL DELETED*] per GB for a subsystem with [*CONFIDENTIAL MATERIAL DELETED*] MB cache, [*CONFIDENTIAL MATERIAL DELETED*] channels and [*CONFIDENTIAL MATERIAL DELETED*] nodes) for the second half of [*CONFIDENTIAL MATERIAL DELETED*] at the [*CONFIDENTIAL MATERIAL DELETED*] pricing review, then the Amdahl purchase commitment in Section 4.C.b.) shall remain firm for the entire calendar year [*CONFIDENTIAL MATERIAL DELETED*]. The [*CONFIDENTIAL MATERIAL DELETED*] review shall set pricing for the period from [*CONFIDENTIAL MATERIAL DELETED*] through [*CONFIDENTIAL MATERIAL DELETED*]. If Encore cannot provide the planning pricing or better for the second half of [*CONFIDENTIAL MATERIAL DELETED*], then the current Amdahl terabyte commitment for the second half of [*CONFIDENTIAL MATERIAL DELETED*] of [*CONFIDENTIAL MATERIAL DELETED*] terabytes (as may be reduced by any credit or permitted reduction) will be subject to renegotiation along with the renegotiation of the second half pricing.

13.) Subsection c.) of Section 7 B is replaced in its entirety by the following:

     c.) Exhibit A and Exhibit A/Mod 0 and Exhibit A/SubA will be amended to reflect any changes agreed by the parties during the review sessions described above.

     Encore may discontinue a Product upon six (6) months prior written notice, provided it makes available to Amdahl, upon essentially the same terms and conditions as are contained in this Agreement, a follow-on or replacement product (including the Features and Functions specified in Section 2.E) with substantially the same form, fit, function and performance characteristics of the discontinued Product.

     Encore may also discontinue a Product if an Encore supplier discontinues supply of a Product part or component, and Encore is unable to find a substitute upon reasonable commercial terms. Encore will give notice of such discontinuance promptly upon receipt of such notice from the supplier.

     In the event that a substitute Product, or Product part or component, cannot be obtained by Encore on reasonable commercial terms, then an equitable adjustment will be made to Amdahl's remaining volume commitment.

14.) The following sentence is added at the end of subsection g.)
of Section 7B:

     As to the Remaining Period, in the event that the parties cannot agree on the prices for Products which shall apply to purchases made during the remaining six (6) month period, then the parties agree to refer the matter to a third party arbitrator for resolution of the issue.

15.) Section 7B is further amended by the addition of subsections h.) and i.) as follows:

     h.) Encore is providing subassembly pricing as requested by Amdahl by the addition of Exhibit A/SubA .

     i.) Prices for Products which were ordered by Amdahl on Orders properly submitted to Encore in accordance with the provisions of Section 4 and Exhibit J hereof, or accepted in writing by Encore, and which are delivered late by Encore, will be the prices in effect at the date of delivery of such Products.

16.) Section 14 is amended by replacing each occurrence of the words "Exhibit B" with the words "Exhibit B and Exhibit B-1".

     Section 14 A and Section 14 B are also amended by adding the following words to the parenthetical phrases in the first lines of Section 14.A and 14.B: "and, unless otherwise specifically agreed in writing by the parties, any other Product shipped before General Availability".

17.) The following sentence shall be added at the end of subsection F of Section 18:

     In addition, licenses bought to inventory by Amdahl, licenses which have been purchased by Amdahl, and internal license purchased by Amdahl shall not be affected by such termination.

18.) All references to the words "Exhibit A" in Section 18 and
Section 30 are replaced by the words "Exhibit A, Exhibit A/Mod 0 and Exhibit A/SubA".

19.) Exhibit D is hereby amended by replacing all references to "Exhibit E" in Section 8 by the words "Exhibit A, Exhibit A/Mod
0, Exhibit A/SubA, or Exhibit C".

20.) Section 25D is replaced in its entirety by the following:

     a.) In the event that Encore intentionally or materially breaches the grant to Amdahl in Section 2G of exclusivity and Encore does not correct this breach to Amdahl's satisfaction within thirty (30) days after the earlier of receipt of written notice from Amdahl to do so or actual knowledge of any such breach is attained at Encore's corporate management level, then Amdahl may reduce its purchase commitment by an amount equal to double the amount sold by Encore in contravention of the exclusivity.

     For the purposes of this subsection a.), a material breach of the exclusivity commitment in section 2G shall be defined to be sales of a total of [*CONFIDENTIAL MATERIAL DELETED*] terabytes (cumulative) or more in any one calendar year made by Encore in violation of Encore's grant of exclusivity in Section 2G hereof.

     b.) In the event that Encore delays the schedule for General Availability for future products or features which are added to this Agreement, then Amdahl's commitment to purchase [*CONFIDENTIAL MATERIAL DELETED*] TB of Product in [*CONFIDENTIAL MATERIAL DELETED*], or any other then current purchase commitment, shall be reduced by an amount equivalent to [*CONFIDENTIAL MATERIAL DELETED*] percent for each week of the delay. As to the Features with schedules set forth in Attachment 1 to Exhibit H, if the schedule for any one or more of such Features is delayed beyond the dates set forth in Attachment 1 to Exhibit H, then the total reduction for delay of one or more features which may be taken by Amdahl will be [*CONFIDENTIAL MATERIAL DELETED*] percent for each week of the delay without double counting for overlap periods.

     c.) If the [*CONFIDENTIAL MATERIAL DELETED*] requirements in the G/A document attached hereto as Attachment 1 to Exhibit H, are not met by that date, then Amdahl's commitment to purchase
[*CONFIDENTIAL MATERIAL DELETED*] TB of Product in [*CONFIDENTIAL
MATERIAL DELETED*] contained in Section 4C shall be reduced pro-rata after [*CONFIDENTIAL MATERIAL DELETED*] by an amount equivalent to [*CONFIDENTIAL MATERIAL DELETED*] percent of the total commitment for each week of the delay.

     d.) If, after G/A has occurred, Encore fails to deliver a material quantity of Products for a period of ninety (90) days after written notice of such failure has been given by Amdahl to Encore and the Products were ordered by Amdahl on Orders properly submitted to Encore in accordance with the provisions of Section 4 and Exhibit J hereof, or such Orders were accepted in writing by Encore then Amdahl shall be entitled to reduce its total Storage Product purchase commitment contained in Section 4C or any other then current purchase commitment by an amount equivalent to the quantity of Products which Encore failed to deliver.

     If Encore's failure to deliver as set forth above is not due to an excusable delay, or to a permitted Product discontinuance, then Amdahl will have the right to substitute components or subassemblies.

     e.) If Encore's Successor at Interest

     1.) wrongfully terminates this Agreement; or

     2.) fails to deliver a material quantity of Products after G/A has occurred for a period of ninety (90) days after written notice of such failure has been given by Amdahl to Encore, or the Products were ordered by Amdahl on Orders properly submitted to Encore in accordance with the provisions of Section 4 and Exhibit J hereof, and such Orders were accepted in writing by Encore, and such failure to deliver is not due to an excusable delay, or to a permitted Product discontinuance, then Amdahl will have the right to receive Consequential Damages from Encore's Successor at Interest in an amount equal to twice the Termination Fee defined in subsection g.) below.

     f.) If, after General Availability has occurred, Encore fails to ship a material quantity of Product which was properly ordered by Amdahl on Orders properly submitted to Encore in accordance with the provisions of Section 4 and Exhibit J hereof, or such Orders were accepted in writing by Encore, for a period of sixty (60) days after the original contracted date for such shipment and such failure is not due to

          a.) an excusable delay or
          b.) a permitted Product discontinuance

and Encore continues to fail to ship such material quantity of Product for a period of sixty (60) days after written notice of such failure has been given by Amdahl to Encore, then such failure will constitute a "Release Condition" pursuant to Section
10 of the Technology Escrow Agreement.

     g.) Amdahl may terminate its then current purchase commitment without cause upon one hundred and eighty (180) days prior written notice to Encore and the payment of a termination fee equal to [*CONFIDENTIAL MATERIAL DELETED*] percent [*CONFIDENTIAL MATERIAL DELETED*] (%) of the then current purchase commitment (less any Credit or permitted reduction) remaining after 180 days (referred to herein as the "Termination Fee"). This provision for termination at will by Amdahl is effective only for calendar year [*CONFIDENTIAL MATERIAL DELETED*] and thereafter. In this event, Amdahl's exclusive rights granted in Section 2G will terminate 180 days after the giving of such notice.

     h.) If [*CONFIDENTIAL MATERIAL DELETED*] G/A occurs after [*CONFIDENTIAL MATERIAL DELETED*] then Storage Product inventory that Amdahl has on hand as of [*CONFIDENTIAL MATERIAL DELETED*] shall count as a credit against Amdahl's purchase commitment for [*CONFIDENTIAL MATERIAL DELETED*].

21.) Exhibit H is amended by the parties by the addition of Exhibit H/Attachment 1, which is attached hereto and incorporated herein by reference. Attachment 1 describes the criteria which shall apply for achieving G/A, and contains G/A dates for the Products and Features.

22.) Exhibit K, which is attached hereto and incorporated herein by reference, is added to this Agreement and the index is amended accordingly.

23.) The current Section 6 language is hereby made subsection a.)
and the following subsection b.) is added as follows:

     b.) The parties hereby agree that the language regarding performance targets criteria set forth in the second paragraph of the first page of Appendix E of Exhibit B is replaced in its entirety by the following:
Performance Criteria

                      Performance Criteria

     Encore agrees to meet the following performance criteria for a configuration of Exhibit A Products as set forth below:

     The [*CONFIDENTIAL MATERIAL DELETED*] is used as the benchmark for comparison.

     The throughput as measured in the [*CONFIDENTIAL MATERIAL
DELETED*] is used as the comparison metric.

     1.) An Encore Storage Product comparable configuration (i.e., [*CONFIDENTIAL MATERIAL DELETED*] Gigabytes) will yield a throughput level which is a [*CONFIDENTIAL MATERIAL DELETED*] % performance improvement beyond the above [*CONFIDENTIAL MATERIAL DELETED*] benchmark configuration by [*CONFIDENTIAL MATERIAL DELETED*].

     Encore undertakes that the price of the Encore configuration will not exceed the current transfer price for the configuration in the example below.

     An example mix of components for an $[*CONFIDENTIAL MATERIAL
DELETED*] configuration is shown below. The mix and number of components is subject to change by Encore, but at no additional cost to Amdahl:



  [CMD]% Performance -
  Example
  Configuration

  (based on [CMD]                        Cache    #      OEMI  Transfer
  prices)
  Qty              Description     (GB)  (MB)     Slots  # CH. Price

  [CMD]                M1 - Base   [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       Cabinet

  [CMD]                M1 -        [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       Expansion
                       Node

  [CMD]                M1 - Base   [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       Expansion
                       Drawer
                       (2nd)

  [CMD]                M1 - [CMD]  [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       Disk
                       ([CMD])

  [CMD]                M1 - [CMD]  [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       Disk
                       ([CMD])

  [CMD]                [CMD]       [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       Ugrade
                       Package

  [CMD]                M1 - [CMD]  [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       CACHE
                       Module

  [CMD]                M1 - [CMD]  [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       CACHE
                       Module

  [CMD]                [CMD]       [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       Channel
                       OEMI

  [CMD]                [CMD]       [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       Channel
                       Module

  [CMD]                [CMD]       [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       Channel
                       Module

  [CMD]                M1 - SCSI   [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       Splitter

  [CMD]                B&T cables  [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       - 60 Meter

                       Model 1 -   [CMD] [CMD]    [CMD]  [CMD] [CMD]
                       [CMD]
                       ([CMD]
                       Drives)



     2.) An Encore Storage Product comparable configuration (i.e. [*CONFIDENTIAL MATERIAL DELETED*] Gigabytes) will yield a throughput level which is a [*CONFIDENTIAL MATERIAL DELETED*]% performance improvement beyond the above [*CONFIDENTIAL MATERIAL DELETED*] benchmark configuration by [*CONFIDENTIAL MATERIAL DELETED*].

     Encore undertakes that the price of the Encore configuration will not exceed the current transfer price of the configuration in the example below.

     An example mix of components for a $[*CONFIDENTIAL MATERIAL
DELETED*] configuration is shown below. The mix and number of components is subject to change by Encore, but at no additional cost to Amdahl.



  [CMD]%  Performance -
  Example Configuration
  (based on [CMD]                          Cache  #      OEMI  Transfer
  prices)

  Qty                  Description   (GB)  (MB)   Slots  # CH. Price

  [CMD]                 M1 - Base    [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        Cabinet

  [CMD]                 M1 -         [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        Expansion
                        Node

  [CMD]                 M1 - Base    [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        Expansion
                        Drawer (2nd)

  [CMD]                 M1 - [CMD]   [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        Disk [CMD]

  [CMD]                 M1 - [CMD]   [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        Disk [CMD]

  [CMD]                 [CMD] Ugrade [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        Package

  [CMD]                 M1 - [CMD]   [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        CACHE Module

  [CMD]                 M1 - [CMD]   [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        CACHE Module

  [CMD]                 [CMD]        [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        Channel OEMI

  [CMD]                 [CMD]        [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        Channel
                        Module

  [CMD]                 [CMD]        [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        Channel
                        Module

  [CMD]                 M1 - SCSI    [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        Splitter

  [CMD]                 B&T cables - [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        60 Meter

                        Model 1 -    [CMD] [CMD]  [CMD]  [CMD] [CMD]
                        [CMD] ([CMD]
                        Drives)



     3.) Encore reserves the right to meet these performance requirements set forth above using alternative or additional components without exceeding the dollar price to Amdahl set forth above for each configuration.

     Note: The prices for the two example configurations shown above are subject to change with any pricing changes negotiated by the parties to the subassembly prices which make up these configurations.

24.) Section 15 B is amended by replacing the words "[*CONFIDENTIAL MATERIAL DELETED*] DOLLARS ($[*CONFIDENTIAL MATERIAL DELETED*])" with the words "[*CONFIDENTIAL MATERIAL DELETED*] DOLLARS ($[*CONFIDENTIAL MATERIAL DELETED*])", and by adding the following sentence to the end of Section 15B: THIS
SECTION 15B SHALL NOT APPLY WITH REGARD TO THE PROVISIONS OF SUBSECTION e.) OF SECTION 25 D.

     Section 15 B is further amended by addition of the following: "Consequential Damages", as the term is used in this Agreement, will not be deemed to included Amdahl's cost of procuring, developing or modifying substitute products, costs of transportation, storage and other incidental costs and expenses.

25.) Subsections 1.) and 2.) of Section 25 B containing a list of the two specific events which shall be considered material breach by Encore are deleted and replaced in their entirety by the following:

     Encore is unable for any reason, other than an excusable delay or a Product discontinuance in accordance with Section 7B, to materially deliver Product for a period of more than ninety
(90) days after the original shipment date for Orders accepted by Encore.

     There is also added to Section 25 B a new subsection c.) as follows:

     c.) If the General Availability date set forth in Attachment 1 to Exhibit H is delayed past [*CONFIDENTIAL MATERIAL
DELETED*]. In the event of such delay past [*CONFIDENTIAL
MATERIAL DELETED*], Amdahl shall have until [*CONFIDENTIAL
MATERIAL DELETED*]to exercise its rights with regard to this provision. This provision is not subject to a cure period.

26.) Section 15 F is amended by replacing the words "obligation under 4C" by the words "purchase commitment obligations under subsections a.) and b.) of Section 4C, as well as under any extended exclusivity period pursuant to Section 4E", and is also further amended by replacing the words "for delivery during [*CONFIDENTIAL MATERIAL DELETED*]" by the words "for delivery during [*CONFIDENTIAL MATERIAL DELETED*], and any period of extension of Amdahl's exclusivity pursuant to Section 4E".

     Section 15 C is amended by adding the words "Except as provided in section 25 D. e.)" at the beginning of the Section.

     Section 15 E is amended by adding the words "or C" after "B".

     There is added a new Subsection 15 F. 1.) as follows:

     1.) Anything to the contrary in this section 15 F or any other Section, Encore's sole remedy and Amdahl's sole liability for the failure to pay for any Product or Feature that it accepts for delivery before it has achieved General Availability shall be the purchase price of the Product(s). The foregoing limitation of liability does not constitute an acknowledgment of liability by Amdahl.

27.) The following Section 4F is added as follows:

     F. AGREEMENT REGARDING OPERATIONAL FLEXIBILITY

     Operational procedures for the first half of [*CONFIDENTIAL MATERIAL DELETED*] will remain as currently agreed. The parties agree to develop new operating procedures for the second half of [*CONFIDENTIAL MATERIAL DELETED*] with the following goals:

     "Ordering

           Amdahl will use monthly rolling ordering increments and monthly forecasts with a [*CONFIDENTIAL MATERIAL
           DELETED*]month horizon. Product lead time will be months.

     Quarterly spread-

     a) Q1 - [*CONFIDENTIAL MATERIAL DELETED*]%;  Q2 -
[*CONFIDENTIAL MATERIAL DELETED*]%;  Q3 - [*CONFIDENTIAL MATERIAL
DELETED*]%;  Q4 - [*CONFIDENTIAL MATERIAL DELETED*]%

     b) any quarter can vary by +/- [*CONFIDENTIAL MATERIAL
DELETED*]%. The total commitment to remain as previously agreed."

28.) Section 7D and 7E are added as follows:

     D. FEATURE/FUNCTION PRICING

     The following pricing principle will apply for new features and functions which may be added to the Product during the term hereof:

     If Amdahl's storage competitors in the marketplace generally charge an extra fee for any new feature or function which Encore develops for Amdahl in addition to the price charged for a storage system, then (and only then) Encore will charge Amdahl an extra fee for such feature or function.

     E. CREDIT FOR RETURN OF ALPHA AND ENGINEERING PROTOTYPE
        SYSTEMS

     If Amdahl elects to return any one or all of the Alpha systems or Engineering Prototype Systems which it has purchased from Encore, then Encore agrees to grant full credit to Amdahl respectively for the purchase of each such system against the cost of the new system which Amdahl purchases to replace it.

29.) Section 27 is amended as follows:

     a.) The first sentence of Section 27 a.) is replaced with the following sentence:

     Each of the following events will constitute a "Release
Condition" pursuant to Section 10 of the Technology Escrow
Agreement."

     b.) Section 27 b.) is replaced in its entirety by the following:

     The fees payable by Amdahl to Encore for the escrow contemplated by the Technology Escrow Agreement shall be calculated to cover Encore's reasonable costs to initiate and maintain the escrow, and shall be no greater than:

     Initial Deposit and first year's semiannual update---$[*CONFIDENTIAL MATERIAL DELETED*]

     Semi-annual updates during each succeeding year--$[*CONFIDENTIAL MATERIAL DELETED*]

     Encore acknowledges that the Technology Escrow Agreement and the Manufacturing License, and the ability of Amdahl to have access to the [*CONFIDENTIAL MATERIAL DELETED*] technology are important to Amdahl. Therefore, Encore agrees that Amdahl may terminate this Agreement if either the Technology Escrow Agreement or the Manufacturing License is not executed by Encore within ninety
(90) days after the date of execution of this Amendment 1, or if, [*CONFIDENTIAL MATERIAL DELETED*] as a Third Party Supplier under the Technology Escrow Agreement, has not within the same ninety
(90) day period agreed in writing to grant Amdahl the license agreement referred to in Section 10 of the Technology Escrow
Agreement upon reasonable commercial terms.

30.) The following paragraph is added as Section 2 N:

     N. EARLY PURCHASES

     Amdahl's election to purchase a product for customer resale before Product meets the G/A criteria in Exhibit H shall not waive the G/A requirements nor affect the remedies available for failure to meet G/A in accordance with the requirements as set forth herein.

     The parties hereby ratify and affirm said Agreement in all other particular respects.

     In witness whereof the parties have executed this Amendment 1 this 30 day of September, 1994.

ENCORE COMPUTER CORPORATION        AMDAHL CORPORATION



By:  T. Mark Morley                By:  Ericka Williams (GM)
     TITLE:  V.P.

                                   By:  M.C. Master (VP)
                                   Title


DATE:  9/30/94                     DATE: 9-30-94










                         EXHIBIT A/MOD 0


           ENCORE MODEL 0 STORAGE PRODUCTS AND PRICING





ENCORE MODEL 0 PRICE LIST

 Description   Capacity     Cache Size   OEMI        Amdahl
                                         Channels    Cost

 MODEL 0-1     [CMD]        [CMD]        [CMD]       $[CMD]

 Including:

 [CMD]     [CMD] Short Cabinet
 [CMD]     [CMD] Processor Module
 [CMD]     [CMD] OEMI Channel Module
 [CMD]     [CMD] Cache
 [CMD]     [CMD] Non-Volatile Storage (NVRAM)
 [CMD]     [CMD] Disk Expansion
 [CMD]     [CMD] Software Bundle
 [CMD]     QIC Tape
 [CMD]     Operators Console
      [CMD] Warranty for Electronics
      [CMD] Warranty for Disks

 MODEL 0-2     [CMD]        [CMD]        [CMD]       $[CMD]

 Including:
 [CMD]     [CMD] Short Cabinet
 [CMD]     [CMD] Processor Module
 [CMD]     [CMD] OEMI Channel Module
 [CMD]     [CMD] Cache
 [CMD]     [CMD] Non-Volatile Storage (NVRAM)
 [CMD]     [CMD] Disk Expansion
 [CMD]     [CMD] Software Bundle
 [CMD]     QIC Tape
 [CMD]     Operators Console
      [CMD] Warranty for Electronics
      [CMD] Warranty for Disks

 MODEL 0-3     [CMD]        [CMD]        [CMD]       $[CMD]

 Including:
 [CMD]     [CMD] Short Cabinet
 [CMD]     [CMD] Processor Module
 [CMD]     [CMD] OEMI Channel Module
 [CMD]     [CMD] Cache
 [CMD]     [CMD] Non-Volatile Storage (NVRAM)
 [CMD]     [CMD] Disk Expansion
 [CMD]     [CMD] Software Bundle
 [CMD]     QIC Tape
 [CMD]     Operators Console
      [CMD] Warranty for Electronics
      [CMD] Warranty for Disks





 Description   Capacity     Cache Size   OEMI        Amdahl
                                         Channels    Cost

 MODEL 0-4     [CMD]        [CMD]        [CMD]       $[CMD]

 Including:
 [CMD]     [CMD] Short Cabinet
 [CMD]     [CMD] Processor Module
 [CMD]     [CMD] OEMI Channel Module
 [CMD]     [CMD] Cache
 [CMD]     [CMD] Non-Volatile Storage (NVRAM)
 [CMD]     [CMD] Disk Expansion
 [CMD]     [CMD] Software Bundle
 [CMD]     QIC Tape
 [CMD]     Operators Console
      [CMD] Warranty for Electronics
      [CMD] Warranty for Disks

 MODEL 0-5     [CMD]        [CMD]        [CMD]       $[CMD]

 Including:
 [CMD]     [CMD] Short Cabinet
 [CMD]     [CMD] Processor Module
 [CMD]     [CMD] OEMI Channel Module
 [CMD]     [CMD] Cache
 [CMD]     [CMD] Non-Volatile Storage (NVRAM)
 [CMD]     [CMD] Disk Expansion
 [CMD]     [CMD] Software Bundle
 [CMD]     QIC Tape
 [CMD]     Operators Console
      [CMD] Warranty for Electronics
      [CMD] Warranty for Disks

 *Configuration is priced at $[CMD] per Megabyte

Model O Options

 Description     Capacity        # Slots          Amdahl Cost
                                 Required

 [CMD] Cache     [CMD]           [CMD]            $[CMD]
 Module

 [CMD] Cache     [CMD]           [CMD]            $[CMD]
 Module

 [CMD] NVRAM     [CMD]           [CMD]            $[CMD]
 Module

 [CMD] NVRAM     [CMD]           [CMD]            $[CMD]
 Module

 [CMD] OEMI                      [CMD]            $[CMD]
 Channel Module  [CMD]

 [CMD] Disk      [CMD]           [CMD]            $[CMD]
 Expansion
 Package

 Expansion       [CMD]           [CMD]            $[CMD]
 Cabinet [CMD]
 Disk





                          EXHIBIT A/SUBA

                       SUBASSEMBLY PRICING






                         EXHIBIT A/SubA
       [CMD] Prices                 Disk   Cache   No.     OEMI      Transfer
  Qty  Description                  (GB)   (MB)   Slots   No. CH.       Price

       M1-[CMD] Cabinet                    [CMD]  [CMD]                 [CMD]

  [CMD]   CPU

  [CMD]   QIC Tape Drive

  [CMD]   [CMD]  Chassis

  [CMD]   Cabinet

  [CMD]   BMC Bulkhead Assy

  [CMD]   Laptop Console

  [CMD]   HDSA Base Package

  [CMD]   SCSI Expander Chassis

  [CMD]   Power Module

  [CMD]   Software [CMD]

  [CMD]   Integration L & OH

          M1-[CMD]  Cabinet                                            [CMD]

          M1-[CMD] Node                           [CMD]                [CMD]

  [CMD]   CPU

  [CMD]   QIC Tape Drive

  [CMD]   [CMD] Chassis

  [CMD]   Software [CMD]

  [CMD]   Integration L & OH







                         EXHIBIT A/SubA
       [CMD] Prices                 Disk   Cache   No.     OEMI      Transfer
  Qty  Description                  (GB)   (MB)   Slots   No. CH.       Price

          M1-[CMD] Drawer [CMD]
                                                                        [CMD]

  [CMD]   HSDA Base Package

  [CMD]   Power Module

          M1-[CMD] Drawer [CMD]
                                                                        [CMD]
  [CMD]   HDSA Base Package

  [CMD]   Power Module

          M1-[CMD] Drawer [CMD]                                         [CMD]


  [CMD]   HDSA Base Package                                             [CMD]

  [CMD]   Power Module                                                  [CMD]


          M1-[CMD] Disk [CMD]       [CMD]                               [CMD]

          HDSA [CMD] Package                              [CMD]         [CMD]

          M1-[CMD] Shadow CACHE
          Module                                  [CMD]   [CMD]         [CMD]

          M1-[CMD] Shadow CACHE
          Module                                  [CMD]   [CMD]         [CMD]

          [CMD] Channel OEMI                      [CMD]   [CMD]  [CMD]  [CMD]

          [CMD] SCSI Channel Module                       [CMD]         [CMD]

          [CMD] SCSI Channel Module                       [CMD]         [CMD]

          M1-SCSI [CMD]                                                 [CMD]

          [CMD] NVRAM Module                       [CMD]  [CMD]         [CMD]

          M0-Base Cabinet                          [CMD]  [CMD]         [CMD]

  [CMD]   CPU

  [CMD]   [CMD] NVRAM







                         EXHIBIT A/SubA
      [CMD] Prices                 Disk   Cache   No.     OEMI      Transfer
  Qty  Description                  (GB)   (MB)   Slots   No. CH.       Price

  [CMD]   QIC Tape Drive

  [CMD]   Cabinet & [CMD] Chassis

  [CMD]   Laptop Console

  [CMD]   Software ([CMD] etc.)

  [CMD]   Integration L & OH

          M0-[CMD] Fixed Exp Module [CMD]                               [CMD]

          MO-[CMD] Fixed Disk
          Module                    [CMD]                               [CMD]

          M0-[CMD] Cabinet                                              [CMD]

          M0-[CMD] CACHE Module            [CMD]   [CMD]                [CMD]

          MO-BMC Bulkhead Assembly                                      [CMD]

          M0-[CMD] Shadow CACHE
          Module                           [CMD]   [CMD]                [CMD]

          M0-[CMD] Shadow CACHE
          Module                           [CMD]   [CMD]                [CMD]

          *B&T Cables - 1 Meter                                         [CMD]

          *B&T Cables - 5 Meter                                         [CMD]

          *B&T Cables - 10 Meter                                        [CMD]

          *B&T Cables - 15 Meter                                        [CMD]

          *B&T Cables - 20 Meter                                        [CMD]

          *B&T Cables - 30 Meter                                        [CMD]

          *B&T Cables - 45 Meter                                        [CMD]

          *B&T Cables - 60 Meter                                        [CMD]

          *Encore's [CMD] will be [CMD] on [CMD]

          UPS [CMD] unit ([CMD])
                                                                        [CMD]

          UPS [CMD] unit ([CMD])
                                                                        [CMD]






                         EXHIBIT A/SubA
      [CMD] Planning Prices         Disk   Cache   No.     OEMI      Transfer
  Qty  Description                  (GB)   (MB)   Slots   No. CH.       Price

          [CMD]                                                         [CMD]

          [CMD] Package for Storage
          Prod.                                                         [CMD]

          M1 - Base Cabinet                [CMD]  [CMD]                 [CMD]

[CMD]    CPU

[CMD]    QIC Tape Drive

[CMD]    [CMD] Chassis

[CMD]    Cabinet

[CMD]    BMC Bulkhead Assy

[CMD]    Laptop Console

[CMD]    HDSA Base Package

[CMD]    SCSI Expander Chassis

[CMD]    Power Module

[CMD]    Software ([CMD] etc.)

[CMD]    Integration L & OH

         M1 - [CMD] Cabinet                                             [CMD]

         M1 - [CMD] Node                          [CMD]                 [CMD]

[CMD]    CPU

[CMD]    QIC Tape Drive

[CMD]    [CMD] Chassis







                         EXHIBIT A/SubA
      [CMD] Prices                 Disk   Cache   No.     OEMI      Transfer
  Qty  Description                  (GB)   (MB)   Slots   No. CH.       Price

[CMD]     Software ([CMD] etc.)

[CMD]    Integration L & OH

         M1 - [CMD] Drawer [CMD]                                        [CMD]

[CMD]    HDSA Base Package

[CMD]    Power Module

         M1 - [CMD] Drawer [CMD]                                        [CMD]

[CMD]    HDSA Base Package

[CMD]    Power Module

         M1 - [CMD] Drawer [CMD]                                        [CMD]

[CMD]    HDSA Base Package

[CMD]    Power Module

         M1 - [CMD] Disk [CMD]     [CMD]                                [CMD]

         HDSA [CMD] Package                       [CMD]                 [CMD]

         M1 - [CMD] Shadow CACHE           [CMD]  [CMD]                 [CMD]
         Module

         M1 - [CMD] Shadow CACHE           [CMD]  [CMD]                 [CMD]
         Module

         [CMD] Channel OEMI                       [CMD]     [CMD]       [CMD]

         [CMD] SCSI Channel Module                [CMD]                 [CMD]

         [CMD] SCSI Channel Module                [CMD]                 [CMD]

         M1 - SCSI [CMD]                                                [CMD]

         [CMD] NVRAM Module                [CMD]  [CMD]                 [CMD]

         M0 - [CMD] Cabinet                [CMD]  [CMD]                 [CMD]

[CMD]    CPU







                         EXHIBIT A/SubA
      [CMD] Prices                 Disk   Cache   No.     OEMI      Transfer
  Qty  Description                  (GB)   (MB)   Slots   No. CH.       Price

[CMD]     [CMD] NVRAM


[CMD]     QIC Tape Drive

[CMD]     Cabinet & [CMD] Chassis

[CMD]     Laptop Console

[CMD]     Software [CMD]

[CMD]     Integration L & OH

          M0 - [CMD] Fixed Exp      [CMD]                               [CMD]
          Module

          M0 - [CMD] Fixed Disk     [CMD]                               [CMD]
          Module

          M0 - [CMD] Cabinet                                            [CMD]

          M0 - [CMD] CACHE Module           [CMD]  [CMD]                [CMD]

          M0 - BMC Bulkhead                                             [CMD]
          Assembly

          M0 - [CMD] Shadow CACHE           [CMD]  [CMD]                [CMD]
          Module

          M0 - [CMD] Shadow CACHE           [CMD]  [CMD]                [CMD]
          Module

          *B&T cables - 1 Meter                                         [CMD]

          *B&T cables - 5 Meter                                         [CMD]

          *B&T cables - 10 Meter                                        [CMD]

          *B&T cables - 15 Meter                                        [CMD]

          *B&T cables - 20 Meter                                        [CMD]

          *B&T cables - 30 Meter                                        [CMD]

          *B&T cables - 45 Meter                                        [CMD]

          *B&T cables - 60 Meter                                        [CMD]

          *Encore's maximum [CMD]






                         EXHIBIT A/SubA
      [CMD] Prices                 Disk   Cache   No.     OEMI      Transfer
  Qty  Description                  (GB)   (MB)   Slots   No. CH.       Price

          UPS [CMD] unit [CMD]                                          [CMD]

          UPS [CMD] unit [CMD]                                          [CMD]

          [CMD]                                                         [CMD]

          [CMD] package for Storage                                     [CMD]
          Prod

          M1 - [CMD] Cabinet                [CMD]  [CMD]                [CMD]

[CMD]     CPU

[CMD]     QIC Tape Drive

[CMD]     [CMD] Chassis

[CMD]     Cabinet

[CMD]     BMC Bulkhead Assy

[CMD]     Laptop Console

[CMD]     HDSA Base Package

[CMD]    SCSI Expander Chassis

[CMD]     Power Module

[CMD]     Software [CMD]

[CMD]    Integration L & OH

          M1 - [CMD] Cabinet                                            [CMD]

          M1 - [CMD] Node                          [CMD]                [CMD]

[CMD]     CPU

[CMD]     QIC Tape Drive

[CMD]    [CMD] Chassis

[CMD]    Software [CMD]







                         EXHIBIT A/SubA
      [CMD] Prices                 Disk   Cache   No.     OEMI      Transfer
  Qty  Description                  (GB)   (MB)   Slots   No. CH.       Price

[CMD]     Integration L & OH


          M1 - [CMD] Drawer [CMD]                                       [CMD]

[CMD]     HDSA Base Package

[CMD]     Power Module

          M1 - [CMD] Drawer [CMD]                                       [CMD]

[CMD]     HDSA Base Package

[CMD]     Power Module


          M1 - [CMD] Drawer [CMD]                                       [CMD]

[CMD]     HDSA Base Package

[CMD]     Power Module


          M1 - [CMD] Disk [CMD]     [CMD]                               [CMD]

          M1 - [CMD] Disk [CMD]     [CMD]                               [CMD]

          HDSA [CMD] Package                       [CMD]                [CMD]

          M1 - [CMD] Shadow CACHE           [CMD]  [CMD]                [CMD]
          Module

          M1 - [CMD] Shadow CACHE           [CMD]  [CMD]                [CMD]
          Module

          [CMD] Channel OEMI                       [CMD]                [CMD]

          [CMD] SCSI Channel Module                [CMD]                [CMD]

          [CMD] SCSI Channel Module                [CMD]                [CMD]

          M1 - SCSI [CMD]                                               [CMD]

          [CMD] NVRAM Module                [CMD]  [CMD]                [CMD]

          M0 - Base Cabinet                 [CMD]  [CMD]                [CMD]

[CMD]     CPU







                         EXHIBIT A/SubA
      [CMD] Prices                 Disk   Cache   No.     OEMI      Transfer
  Qty  Description                  (GB)   (MB)   Slots   No. CH.       Price

[CMD]     [CMD] NVRAM

[CMD]     QIC Tape Drive

[CMD]     Cabinet & [CMD] Chassis

[CMD]     Laptop Console

[CMD]     Software [CMD]

[CMD]     Integration L & OH

          M0 - [CMD] Fixed Exp      [CMD]                               [CMD]
          Module

          M0 - [CMD] Fixed Disk     [CMD]                               [CMD]
          Module

          M0 - [CMD] Fixed Exp      [CMD]                               [CMD]
          Module

          M0 - [CMD] Fixed Disk     [CMD]                               [CMD]
          Module

          M0 - [CMD] Cabinet

          M0 - [CMD] CACHE Module           [CMD]  [CMD]                [CMD]

          M0- BMC Bulkhead Assembly                                     [CMD]

          M0 - [CMD] Shadow CACHE           [CMD]  [CMD]                [CMD]
          Module

          M0 - [CMD] Shadow CACHE           [CMD]  [CMD]                [CMD]
          Module

          *B&T cables - 1 Meter                                         [CMD]

          *B&T cables - 5 Meter                                         [CMD]

          *B&T cables - 10 Meter                                        [CMD]

          *B&T cables - 15 Meter                                        [CMD]

          *B&T cables - 20 Meter                                        [CMD]

          *B&T cables - 30 Meter                                        [CMD]

          *B&T cables - 45 Meter                                        [CMD]






                         EXHIBIT A/SubA
      [CMD] Prices                 Disk   Cache   No.     OEMI      Transfer
  Qty  Description                  (GB)   (MB)   Slots   No. CH.       Price

          *B&T cables - 60 Meter                                        [CMD]

          *Encore's maximum [CMD]

          UPS [CMD] unit [CMD]                                          [CMD]

          UPS [CMD] unit [CMD]                                          [CMD]

          [CMD]                                                         [CMD]

          [CMD] package for Storage                                     [CMD]
          Prod




                               EXHIBIT A/SubA



               (This Page Intentionally Left Blank)






                           EXHIBIT B-1

         SPECIFICATION FOR ENCORE MODEL 0 STORAGE PRODUCT






                      Encore Storage Product
                             Model 0

                        Table of Contents


Specification History . . . . . . . . . . . . . . . . . . . . . .

Product Objectives  . . . . . . . . . . . . . . . . . . . . . . .

Architectural Overview  . . . . . . . . . . . . . . . . . . . . .

Product Description . . . . . . . . . . . . . . . . . . . . . . .

Product Configurations  . . . . . . . . . . . . . . . . . . . . .

Product Pricing . . . . . . . . . . . . . . . . . . . . . . . . .

Compatibility . . . . . . . . . . . . . . . . . . . . . . . . . .

     Control Unit Image . . . . . . . . . . . . . . . . . . . . .

     Channel Protocols  . . . . . . . . . . . . . . . . . . . . .

     Configuration  . . . . . . . . . . . . . . . . . . . . . . .

     Features . . . . . . . . . . . . . . . . . . . . . . . . . .

     ESCON Compatibility  . . . . . . . . . . . . . . . . . . . .

     Functional Software  . . . . . . . . . . . . . . . . . . . .

     Device Image . . . . . . . . . . . . . . . . . . . . . . . .

     DASD Management  . . . . . . . . . . . . . . . . . . . . . .

     Media Maintenance  . . . . . . . . . . . . . . . . . . . . .

Tuning and optimization . . . . . . . . . . . . . . . . . . . . .

Future Connectivity Options . . . . . . . . . . . . . . . . . . .

Manufacturing ISO Certification . . . . . . . . . . . . . . . . .

Environmental . . . . . . . . . . . . . . . . . . . . . . . . . .

Clarification of Specification  . . . . . . . . . . . . . . . .













               Encore Storage Product Specification



Specification History

Amdahl and Encore reached agreement on March 24, 1994 for production of Encore Storage Products, Model 1, Model 2, Model 3.
Encore also had [*CONFIDENTIAL MATERIAL DELETED*] to address the [*CONFIDENTIAL MATERIAL DELETED*]. In this product the
[*CONFIDENTIAL MATERIAL DELETED*] features of the model 1,2, and 3 are [*CONFIDENTIAL MATERIAL DELETED*]

     In all further references to the Product in this document the [*CONFIDENTIAL MATERIAL DELETED*] will be assumed to be [*CONFIDENTIAL MATERIAL DELETED*].

Product Objectives

     The Product will provide DASD support to [*CONFIDENTIAL
MATERIAL DELETED*] operating under the [*CONFIDENTIAL MATERIAL
DELETED*] system.

     The Product objectives are

     1. Provide systems storage access by attaching to an [*CONFIDENTIAL MATERIAL DELETED*].

     2.   Provide access to data in either [*CONFIDENTIAL
MATERIAL DELETED*] formats to systems of either type.

     3.   Provide [*CONFIDENTIAL MATERIAL DELETED*], and
[*CONFIDENTIAL MATERIAL DELETED*] large and small capacity storage offerings.

Architectural Overview

     The Product will include a [*CONFIDENTIAL MATERIAL
DELETED*].

     The [*CONFIDENTIAL MATERIAL DELETED*] will be a software program running on the Product.

     Despite [*CONFIDENTIAL MATERIAL DELETED*], the system will remain a [*CONFIDENTIAL MATERIAL DELETED*].

Product Description

     Cabinet, Chassis

     Cabinet - The cabinet requires a total area (including maintenance areas) of [*CONFIDENTIAL MATERIAL DELETED*].

     Chassis - One [*CONFIDENTIAL MATERIAL DELETED*]

     Processor Board

     [*CONFIDENTIAL MATERIAL DELETED*] computer utilizing
[*CONFIDENTIAL MATERIAL DELETED*] with onboard [*CONFIDENTIAL
MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*] CACHE Module

     Memory subsystem

     [*CONFIDENTIAL MATERIAL DELETED*] Module

     Memory subsystem with [*CONFIDENTIAL MATERIAL DELETED*]

     [*CONFIDENTIAL MATERIAL DELETED*] Channel Module

     [*CONFIDENTIAL MATERIAL DELETED*] with associated cabling.

     [*CONFIDENTIAL MATERIAL DELETED*] Controller interfaces

     [*CONFIDENTIAL MATERIAL DELETED*] controllers with required cabling and interconnects.

     Disk Storage

     [*CONFIDENTIAL MATERIAL DELETED*] disk drives.

     The Product's disk storage can be optionally [*CONFIDENTIAL
MATERIAL DELETED*].

     Software Bundle

     [*CONFIDENTIAL MATERIAL DELETED*]

Product Configurations

     See attached [*CONFIDENTIAL MATERIAL DELETED*].

     The Product has [*CONFIDENTIAL MATERIAL DELETED*] available.
These are configured as follows:

     [*CONFIDENTIAL MATERIAL DELETED*] for Processor Board
     [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL
MATERIAL DELETED*] Cache

     [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL
MATERIAL DELETED*] CACHE
     [*CONFIDENTIAL MATERIAL DELETED*] Channel Module
     [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL
MATERIAL DELETED*] Controller interfaces
     [*CONFIDENTIAL MATERIAL DELETED*] are available for optional expansion

Product Pricing

     Pricing for Model 0 is set forth in Exhibit A/Mod 0

     Additional features and options not listed in Exhibit A/Mod0
[*CONFIDENTIAL MATERIAL DELETED*].

          Serviceability/Maintenance

     Encore implements its [*CONFIDENTIAL MATERIAL DELETED*] through

     1.   A [*CONFIDENTIAL MATERIAL DELETED*] policy.

     2.   High-level [*CONFIDENTIAL MATERIAL DELETED*] emphasis.

     3.   High-level [*CONFIDENTIAL MATERIAL DELETED*].

     Serviceability

     The Product is designed with [*CONFIDENTIAL MATERIAL DELETED*] diagnostic capabilities, including [*CONFIDENTIAL MATERIAL DELETED*] diagnosis, [*CONFIDENTIAL MATERIAL DELETED*] diagnosis, and [*CONFIDENTIAL MATERIAL DELETED*] diagnosis. The [*CONFIDENTIAL MATERIAL DELETED*] levels of Encore diagnostics are [*CONFIDENTIAL MATERIAL DELETED*] Tests, [*CONFIDENTIAL MATERIAL DELETED*] Tests, [*CONFIDENTIAL MATERIAL DELETED*] Diagnostics, and [*CONFIDENTIAL MATERIAL DELETED*] Tests.

     [*CONFIDENTIAL MATERIAL DELETED*] support

     [*CONFIDENTIAL MATERIAL DELETED*] are established via
[*CONFIDENTIAL MATERIAL DELETED*] connected to the [*CONFIDENTIAL
MATERIAL DELETED*]. [*CONFIDENTIAL MATERIAL DELETED*] are all then available from a [*CONFIDENTIAL MATERIAL DELETED*].
[*CONFIDENTIAL MATERIAL DELETED*].

     Support for this feature [*CONFIDENTIAL MATERIAL DELETED*].

          Compatibility

     DASD which can be directly connected to the [*CONFIDENTIAL
MATERIAL DELETED*] are said to be "[CMD] Compatible".
[*CONFIDENTIAL MATERIAL DELETED*] compatible DASD provides for support to the [*CONFIDENTIAL MATERIAL DELETED*] through an [*CONFIDENTIAL
MATERIAL DELETED*] which allows the [*CONFIDENTIAL MATERIAL
DELETED*] to understand system commands and implement them.

     For purposes of this specification, [*CONFIDENTIAL MATERIAL DELETED*] compatible means [*CONFIDENTIAL MATERIAL DELETED*]. However, from the standpoint of [*CONFIDENTIAL MATERIAL DELETED*] and user applications, these will run without programming changes.

     [*CONFIDENTIAL MATERIAL DELETED*] compatability is defined as compatability with standard and usual physical
  [*CONFIDENTIAL MATERIAL DELETED*].

          Control Unit Image

     The Product will [*CONFIDENTIAL MATERIAL DELETED*].

          Channel Protocols

     The Product will [*CONFIDENTIAL MATERIAL DELETED*] and
[*CONFIDENTIAL MATERIAL DELETED*] by the [CMD].  [*CONFIDENTIAL
MATERIAL DELETED*] will be [*CONFIDENTIAL MATERIAL DELETED*] or
[*CONFIDENTIAL MATERIAL DELETED*].

          Configuration

     The Product will [*CONFIDENTIAL MATERIAL DELETED*]

          Features

     Some of the following features may require deliverables available [*CONFIDENTIAL MATERIAL DELETED*].

     Encore will commit best efforts to add necessary
[*CONFIDENTIAL MATERIAL DELETED*] as a deliverable feature.

          [*CONFIDENTIAL MATERIAL DELETED*] Compatibility

     The Product will support the commands defined as [*CONFIDENTIAL MATERIAL DELETED*].

          Functional Software

     The Product will be [*CONFIDENTIAL MATERIAL DELETED*] compatible to [*CONFIDENTIAL MATERIAL DELETED*]. The product will work in such a manner as not to require modifications or additions to [*CONFIDENTIAL MATERIAL DELETED*].

          Device Image

     The Product will present the image to the system [*CONFIDENTIAL MATERIAL DELETED*].

          DASD Management

     The Product will be [*CONFIDENTIAL MATERIAL DELETED*] comptabile [*CONFIDENTIAL MATERIAL DELETED*] software.

          Media Maintenance

     The Product will be [*CONFIDENTIAL MATERIAL DELETED*] compatible [*CONFIDENTIAL MATERIAL DELETED*].

          Tuning and optimization

     In addition to a standard set of system [*CONFIDENTIAL MATERIAL DELETED*], such as those normally supplied with [*CONFIDENTIAL
MATERIAL DELETED*], other tuning and performance utilities will be provided

          [*CONFIDENTIAL MATERIAL DELETED*] of many parameters and [*CONFIDENTIAL MATERIAL DELETED*] system characteristics

          [*CONFIDENTIAL MATERIAL DELETED*] support options

          [*CONFIDENTIAL MATERIAL DELETED*] of configuration parameters [*CONFIDENTIAL MATERIAL DELETED*]

          [*CONFIDENTIAL MATERIAL DELETED*] tools for
          [*CONFIDENTIAL MATERIAL DELETED*]

          Future Connectivity Options

     The storage product will [*CONFIDENTIAL MATERIAL DELETED*]
configuration of the Encore [*CONFIDENTIAL MATERIAL DELETED*]
retaining compatabilit
Clarification of Specification  . . . . . . . . . . . . . . . .







[*CONFIDENTIAL MATERIAL DELETED*], while not included in the current storage Product, will be [*CONFIDENTIAL MATERIAL DELTED*]
These connectivity options include [*CONFIDENTIAL MATERIAL DELETED*] and others. Each of these options will require [*CONFIDENTIAL
MATERIAL DELETED*].

     In addition, Encore is also developing a [*CONFIDENTIAL MATERIAL DELETED*] allowing for the attachment of an Encore [*CONFIDENTIAL MATERIAL DELETED*] to any computer equipped with a [*CONFIDENTIAL MATERIAL DELETED*]. In these applications, the [*CONFIDENTIAL MATERIAL DELETED*]. This option will also be made available, subject to [*CONFIDENTIAL MATERIAL DELETED*], to the storage product.

          Manufacturing ISO Certification

     See attached Certifications.

          Environmental

     Power Domestic International

     Voltage 208/240 VAC 208/240 VAC

     Frequency 47-63 Hz 47-63 Hz

     Phase 1 Phase 1 Phase

     Current 25 amps (MAX) 25 amps (MAX)

     Power (Watts) 6000 (MAX) 6000 (MAX)

     KVA 7.32 (MAX) 7.32 (MAX)

     Circuit Protection 30 amp 30 amp

     In-line Filter Typenonenone

     Regulatory Agency NRTL/C1VDE

     Compliance Yes Yes

     Heat Dissipation 24,000 BTU/HR (max )5700 Kg-Cal/Hr (max)

     Physical

     Height [CMD]

     Width [CMD]

     Depth [CMD]

     Weight [CMD] 750 LB (MAX)     341 Kg (MAX)

     Total Area Required [CMD] (inc.  maint. areas)

     1 OSHA qualifies labs to test products for consumer safety.
These labs are called National Recognized Test Labs (NRTL) and include such companies as UL, ETL, FM, and CSA.

     Encore Computer Corporation now uses CSA for new product testing. As a qualified NRTL its testing satisfies safety requirements for domestic products. CSA is also a member of the National Certification Body (NCB) which is an international organization of test labs that accept test data from one another. As a member of NCB, CSA also VDE certifies our products. This meets the requirements for the majority of international product shipments.


Environment                        Operating Non-Operating
Operating                          Non-Operating

Temperature                        50-86  F50-122 10-30
C10-50 C
Relative Humidity                  20-80%  10-90%  20-80%  10-90%

Power Cord

Length

Standard 10 ft.Note power cord is not

Maximum 10 ft. supplied with international

Usable 10 ft. shipments

Number of Conductors 3 (2 pole, neu/gnd)

Color of Wires Brown
Lt. Blue
Green/Yellow
Wire Size 10 AWG at 85 C
Plug TypeTBD
Receptacle Type TBD
Cable Type TBD

Clarification of Specification

     Encore and Amdahl will work out mutually agreeable procedures to clarify those issues which will arise in the interpretation and implementation of this Product Specification.
























                            EXHIBIT K

                     ENCORE STORAGE PRODUCTS




[*CONFIDENTIAL MATERIAL DELETED*]



                            EXHIBIT L

                      MANUFACTURING LICENSE



                              DRAFT

MANUFACTURING LICENSE
BETWEEN
AMDAHL CORPORATION
AND
ENCORE COMPUTER CORPORATION


WHEREAS The parties hereto have entered into a Reseller Agreement dated March 23, 1994 as amended by Amendment 1 of even date herewith (as amended, the "Reseller Agreement") whereby Amdahl Corporation ("Amdahl") has the right in certain circumstances to a non-exclusive license to manufacture Products (as such term is defined in the Reseller Agreement).

NOW, THEREFORE, IT IS AGREED between the parties hereto that the following terms and conditions shall apply upon the occurrence of any one of the circumstances (the "Events") set forth in Section 25D f.) or Section 27 a.) (1) or (2) of the Reseller Agreement referred to above, together with delivery of the Deposit pursuant to Section 10 of the Technology Escrow Agreement of even date herewith (the "Escrow");

1.   Definitions and Interpretations

     (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Escrow and the Reseller Agreement.

     (b) "Proprietary Information" means information relating to any patent, trademark, registered design, copyright or any other similar right or asset registered or and any know-how and any confidential information data or process relating to the Product which is specifically identified in writing as proprietary.

     (c) (i) Unless the context otherwise requires the masculine gender shall be deemed to include the feminine and neuter and the singular number shall be deemed to include the plural and vice versa.

          (ii) The Section headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

2.   Grant of Rights

     Encore grants to Amdahl in accordance with the following terms and conditions a current, non-exclusive license to fully utilize the materials delivered pursuant to Section 10 of the Escrow to manufacture, or cause to be manufactured, develop, and support the Product and to make improvements and enhancements thereto, together with the same rights as granted in the Reseller Agreement to sell and distribute the Products so manufactured. Without limiting, qualifying or conditioning this Agreement in any way, Amdahl agrees that it will not exercise its rights to the license granted herein until delivery to it of the materials on Deposit in the Escrow has occurred pursuant to Section 10 b.) of said Escrow. Amdahl must obtain agreement in writing from all third party vendors whose Products are included in the Third Party Product Deposit (the "Third Party Vendors") to permit Amdahl to manufacture or license those Third Party Products contained in the Third Party Product Deposit. Amdahl shall be solely responsible for payment of any license fee required by any such Third Party Vendors in conjunction with their agreement to grant such license. Such Products owned by Third Party Vendors (the "Third Party Products") will be released by the Escrow Holder to Amdahl only if the provisions of Section 10 c.) of the Escrow are satisfied. The non-exclusive license herein granted shall be limited to a license of and under all intellectual or industrial property or knowhow which Encore now owns in its sole right or controls in its sole right, or hereafter shall own in its sole right or control in its sole right relating to manufacture of the Encore owned portions of the Product.

     Encore represents to Amdahl that the materials deposited in conjunction with the Escrow will be sufficient to manufacture the Products. If in order to manufacture the Products additional materials are required beyond those placed on deposit by Encore, Encore agrees to deposit such additional materials and related information with the Escrow Holder upon request from Amdahl.

3.   Royalty Obligation

     Amdahl agrees to pay Encore a royalty of [*CONFIDENTIAL
MATERIAL DELETED*]per cent [*CONFIDENTIAL MATERIAL DELETED*](%) of the direct Product revenues actually received from sales by Amdahl directly and/or through its Product distribution channels.

    Such royalties shall be initially retained by Amdahl and applied to reimburse Amdahl's expenses of preparing for manufacture of the Products by Amdahl. After all such reimbursement expenses have been paid to Amdahl from retained royalties, Amdahl shall commence making royalty payments to Encore in the manner set forth below.

4.   Payment

     (a)  Payment for royalties due to Encore pursuant to Section
3 above will be made quarterly by Amdahl within thirty (30) days of the close of each calendar quarter for the Products referred to in Section 3 sold during the previous quarter. A sale shall be deemed to occur for the purpose of royalties hereunder when the proceeds of said sale are received by Amdahl during said period and will include the total money amount received by Amdahl from the sale of a Product referred to in Section 3 excluding freight, taxes and maintenance charges. Amdahl shall be solely responsible for the payment of any royalties due to Third Party Vendors as a result of any agreements reached with such Third Party Vendors for the manufacturing or licensing of said Third Party Vendor's Products in conjunction herewith.

     (b) All payments hereunder shall be made in US dollars by bank electronic transfer to Encore's account.

     (c) All payments to be made by Amdahl hereunder shall be made without deduction or withholding except where Amdahl is required by law to make any deduction or withholding, in which event Amdahl shall furnish Encore with an appropriate certificate of an executive officer of Amdahl certifying as to the amount to be deducted or withheld and the reason therefore. Amdahl shall remit to Encore such additional amounts as may be necessary to ensure that Encore receives an amount equal to the full amount which it would have received had no such deduction or withholding been made.

5.   Accounting

     Amdahl shall maintain at its principal place of business true and accurate records and books of account which shall show all Products manufactured by it and sold, including returns and credits. These books of account shall be open to inspection and audit no more frequently than once annually by Encore's independent accounting representative during normal business hours upon reasonable written notice to Amdahl. Upon request by Amdahl, Encore shall provide Amdahl with copies of all reports, working papers and other writings prepared in connection with any such inspection or audit. The amount of any discrepancy shall promptly be paid to the appropriate party.

6.   Necessary Documents/Consultancy

     Encore shall render to Amdahl such services in a consulting capacity as may be reasonable necessary and to the extent that Encore is reasonably able to provide the same in order to instruct Amdahl, or its authorized representative, in all operations pertaining to the manufacture of the portions of the Product owned by Encore and to establish a manufacturing facility and Amdahl shall pay Encore for the provision of such consulting services at such reasonable rate per man hour as may from time to time be determined by Encore and within thirty (30) days of invoice.

7.   Assignments

     Neither party shall assign its rights and benefits under this Agreement without the prior written consent of the other and Amdahl shall not sub-license its rights hereunder except for the purpose of subcontracting the manufacture of the whole or part of the system under written non-disclosure agreement which protects the proprietary nature of the Product; provided, however, that a successor in interest by merger, operation of law, assignation, purchase or otherwise of the entire business of either party shall be entitled to acquire all interest of such party hereunder without the necessity of obtaining prior written consent.

8.   Protection of Proprietary Information

     Amdahl agrees that the Proprietary Information provided by Encore under the Escrow for use hereunder is secret and confidential to Encore and Amdahl undertakes to do all such things and execute all such documents as shall be necessary for the purpose of (1) protecting the Proprietary Information relating to the Product which is the subject of the Reseller Agreement; and (2) preventing disclosure or divulgence to and use by unauthorized third parties. Amdahl further undertakes not to use the Proprietary Information or any part thereof for any purposes except as set forth above for the manufacture either by itself or by its duly authorized sub-contractor under written non-disclosure agreement which protects the proprietary nature of the Product and sale of those portions of the Product belonging to Encore and its suppliers or as otherwise permitted by Encore. The obligations of Amdahl as set forth in this Section shall survive the termination of this Agreement for a period of five
(5) years after said termination. These obligations of confidentiality shall cease to apply to any information which may come into the public domain other than as a result of any breach by Amdahl of its obligations hereunder, or as a result of information that is independently developed by Amdahl, or as a result of information that is received by Amdahl from a source other than Encore and without restrictions.

9.   Responsibility, Proceedings etc.

     Encore shall not be responsible for any claims, losses, damages, costs, expenses, or all other liabilities which may occur from the manufacture, development, service, use or sale of Products or any portion thereof made by Amdahl pursuant to the license granted by this Agreement, or under any license obtained from a Third Party Vendor related hereto. In the event that information is brought to the attention of Amdahl indicating that others without license are unlawfully infringing on the rights granted by this Agreement, Amdahl shall report the same to Encore in a timely fashion.

10.  Duration

     This Agreement shall commence on the date of execution hereof and shall (subject as herein provided) continue in force until terminated as provided below in Section 11.

11.  Termination

     (a) This Agreement shall terminate automatically upon expiration of the term of the Reseller Agreement or the termination of the Reseller Agreement pursuant to Section 25
A(a), (b), and (c)  or Section 25 B (a).

     (b) Encore shall have the right to terminate this Agreement at any time after its commencement by immediate notice in writing to Amdahl upon the happening of any of the following events:

     Amdahl shall be in arrears in its payment of royalties, or any other payment hereunder, or Amdahl shall fail to perform any of the other terms and conditions of this Agreement, and such arrearage or failure continues for a period of thirty (30) days after written notice has been served on Amdahl by Encore requiring such arrearage or failure to be remedied.

     (b) Upon the termination of this Agreement the license granted herein shall cease, and

          (i) Amdahl shall forthwith return to Encore all data sheets, application notes, literature, technical information and all other documents, data or things of any nature whatsoever relating to the Product whether received from Encore or prepared or produced by Amdahl under the provisions of this Agreement; and

          (ii) Amdahl shall thereafter have the right to sell any inventory of the Product manufactured by Amdahl (or systems into which such inventory are integrated) remaining unsold and to fulfill orders to which it has committed delivery in writing prior to the termination of this Agreement subject to the payment to Encore of royalty in respect thereof at the rate and in the manner herein before provided but shall not otherwise manufacture or endeavor to manufacture the Product and sell Products manufactured by it.

12.  Governing Law

     This Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Florida.

13.  Status of Parties

     It is expressly agreed and understood that the relationship of the parties hereto shall be that of independent contractors and neither party, nor their agents or employees, shall be deemed to be the agent of the other; nor shall either party have the right to bind the other, transact any business in the other's name, or in its behalf in any manner or form, make any promise or representation, or incur any liability, direct or indirect, contingent or fixed, for or on behalf of the other.

14.  Notices

     All notices and any other communications pertaining to this Agreement shall be made in writing and shall be given either by personal delivery or by mail or telecopy, and shall be deemed to have been given or made when personally delivered or ninety six
(96) hours after mailing; or, if by telecopy, three (3) hours after transmission. In proving service it shall be sufficient to prove that the envelope containing such notice or other communication was properly stamped and put in the mail and addressed if to Encore:  Encore Computer Corporation
                    6901 W. Sunrise Boulevard
                    P.O. Box 409148
                    Fort Lauderdale, FL 33340-9148
                    Attn:  General Counsel

     if to Amdahl:  Amdahl Corporation
                    1240 East Arques Avenue
                    Sunnyvale, CA 94088-3470
                    Attn:  General Counsel

     Either party may change its address for the purpose of this
Section 15 by giving written notice of such change to the other party in the manner provided in this Section.

15.  Entire Agreement

     This Manufacturing License Agreement, together with the relevant portions of the Reseller Agreement, and the Technology Escrow Agreement contains the entire understanding and agreement of the parties with respect to the manufacturing rights granted herein. The parties hereto may from time to time during the continuance of this Agreement modify, vary or alter any of the provisions of this Agreement only by a written instrument duly executed by both parties hereto.

16.  Additional Documents

     Each party hereto agrees to execute such additional documents to bring into effect the terms and provisions of this Agreement as may reasonably be requested by the other party.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as follows:

ENCORE COMPUTER CORPORATION        AMDAHL CORPORATION



By:  T. Mark Morley                By:  Erika Williams (G.M.)
     Title:  V. P.                      Title:

                                   By:  M.C. Master (V.P.)
                                        Title:

DATE:  9/30/94                     DATE:  9-30-94



                            EXHIBIT M


                   TECHNOLOGY ESCROW AGREEMENT



                   TECHNOLOGY ESCROW AGREEMENT

                   Account Number_____________


     This Technology Escrow Agreement including any Exhibits and Addenda (the "Agreement") is effective this ___day of ________,19__, by and between Data Securities International ("Escrow Holder"), Encore Computer Corporation ("Encore") and Amdahl Corporation ("Amdahl").

     Notices to Encore, Amdahl and Escrow Holder should be sent to the parties as identified in the attached Exhibit A.

     WHEREAS, Encore and Amdahl have entered into a Reseller
Agreement dated March 23, 1994 which is amended by Amendment 1 of even date herewith (as amended, the "Reseller Agreement");

     WHEREAS, Encore and Amdahl have entered into a Manufacturing License (the License") of even date herewith which licenses the use of the Deposits made hereunder under certain particular conditions as set forth in the Reseller Agreement;

     WHEREAS, Encore and Amdahl desire this Technology
Escrow Agreement to be supplementary to the License pursuant to 11.U.S.C. Section 365(n);

     WHEREAS, availability of or access to certain proprietary data relating to the proprietary technology and other materials is critical to Amdahl in the conduct of its business;

     WHEREAS, Encore has deposited or will deposit with Escrow Holder the related proprietary data to provide for retention and controlled access for Amdahl under certain specified conditions;

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the promises, mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1. Encore Deposit Account. Following the execution of this Agreement and the payment of the set-up and deposit fees to Escrow Holder, Escrow Holder shall open a "Deposit Account" for Encore. The opening of the account means that Escrow Holder shall establish an account ledger in the name of Encore and that Encore shall receive renewal notices as provided in Section 7. Unless and until Encore makes an Initial Deposit with Escrow Holder, Escrow Holder shall have no obligation to Encore except as defined by this Section.

     Encore acknowledges that each of this Agreement and the License is an "agreement supplementary to" the License between the parties as provided in Section 365 (n) of the U.S. Bankruptcy
Code. Encore acknowledges that if Encore as a debtor-in-possession or a trustee-in-bankruptcy (collectively "Trustee") in a case under the Bankruptcy Code rejects the License or this Agreement, Amdahl may elect to retain its rights under that or this Agreement as provided in Section 365 (n) of the Bankruptcy
Code. After the commencement of a case under the Bankruptcy Code by or against Encore, and unless and until the License is rejected, upon written request of Amdahl, Trustee shall (i) not interfere with the rights of Amdahl as provided in the License and this Agreement, including the right to obtain the escrowed materials from the Escrow Holder and (ii) provide the escrowed materials to Amdahl. If Trustee rejects the License or this Agreement and Amdahl elects to retain its rights, upon written request of Amdahl, Trustee shall provide the escrowed materials to Amdahl.

     2. Initial Deposit. The "Initial Deposit" will consist of all material initially supplied by Encore to Escrow Holder as specified by an accompanying document or documents called "Description of Deposit Materials". The Deposit shall consist of two parts: Part One shall consist of material wholly owned by Encore ("the Encore Product Deposit"), hereinafter referred to as an Exhibit B; Part Two shall consist of material owned by Third Party Suppliers of Encore ("the Third Party Product Deposit"), hereinafter referred to as an Exhibit Ba. Escrow Holder shall issue to Encore and Amdahl a copy of the initial Exhibits B and Ba within ten (10) days of acceptance by Escrow Holder of the Initial Deposit.

     3. Deposit Changes. Encore will update the Deposit with supplemental or replacement materials ("Deposit Changes") every six months.

          a. Supplemental Deposit. A "Supplemental Deposit" will include any materials added to the Deposit. Encore will submit any Supplemental Deposit accompanied by an Exhibit B or Ba. Within ten (10) days by Escrow Holder of such Supplemental Deposit, Escrow Holder shall notify Encore and Amdahl by issuing a copy of the Exhibit B and Ba.

          b. Replacement Deposit. "Replacement Materials" replace the existing Deposit defined by Exhibit B(s) or Ba(s). Encore will submit any Replacement Materials accompanied by an Exhibit B or Ba(s). Within ten (10) days of acceptance by Escrow Holder of such Replacement Materials, Escrow Holder shall notify Encore and Amdahl by issuing a copy of the replacement Exhibit B or Ba. Escrow Holder will return to Encore all materials that are supplanted by the Replacement Materials.

     4. Deposit Inspection. Upon the receipt of the Initial Deposit materials and any Deposit Changes, Escrow Holder will visually match the listed items on the Exhibit B or Ba to the labeling of such materials. Escrow Holder shall not be responsible for verifying the contents or validating the accuracy of Encore's labeling. Acceptance of the Deposit will occur only when Escrow Holder concludes that the Deposit inspection is complete; which conclusion shall not be unreasonably withheld.

     5. License Registration Account. Following the execution of this Agreement and the payment of the set-up, deposit and registration fee to Escrow Holder, Escrow Holder shall open a "Registration Account" for Amdahl. The opening of the Registration Account means that Escrow Holder shall establish an account ledger in the name of Amdahl and that Amdahl shall receive renewal notices as provided in Section 7. Unless and until Encore makes an Initial Deposit of Materials with Escrow Holder, Escrow Holder shall have no obligation to Amdahl except as defined by this section.

     6. Deposit Obligations of Confidentiality. Escrow Holder agrees to establish a receptacle in which it shall place the Deposit (meaning the Initial Deposit, Supplemental Deposits and Replacement Deposits to the extent then applicable) and shall put the receptacle under the control of one or more of its officers, selected by Escrow Holder, whose identity shall be available to Encore and Amdahl at all times. Escrow Holder shall exercise a professional level of care in carrying out the terms of this Agreement.

     Escrow Holder acknowledges Encore's assertion that the Deposit shall contain proprietary data of Encore and that Escrow
Holder has an obligation to preserve and protect that confidentiality.

     Escrow Holder may duplicate the Deposit only as necessary to preserve and safely store the Deposit, and to provide copies thereof, as authorized herein, to Amdahl. Escrow Holder shall reproduce on all copies of the Deposit made by Escrow Holder any proprietary or confidentiality notices contained in the Deposit originally deposited with it by Encore.

     Except as otherwise provided in this Agreement, Escrow Holder agrees that it shall not divulge, disclose, otherwise make available to third parties, or make any use whatsoever of the Deposit, or of any information provided to it by Encore in connection with this Agreement, without the express prior written consent of Encore. This obligation will continue indefinitely notwithstanding termination of this Agreement.

     7. Term of Agreement. This Agreement will have an initial term of one year, commencing on the effective date of this Agreement. This Agreement may be renewed for additional one-year periods upon receipt by Escrow Holder of the renewal fees specified herein. In the event that the renewal fees are not received within thirty (30) days prior to the expiration date, Escrow Holder shall so notify Encore and Amdahl by certified mail of the thirty (30) day expiration period. If the renewal fees are not received within the subsequent thirty (30) days after such notice, this Agreement will expire without further notice and without liability of Escrow Holder to the parties of this Agreement. Amdahl has the right to pay renewal fees and other related fees.

     8. Expiry. Except as otherwise expressly provided in this Agreement, upon non-renewal or other termination of this Agreement, all duties and obligations of Escrow Holder to Encore and Amdahl will terminate. If Encore requests the return of the Deposit, Escrow Holder shall return the Deposit to Encore only after all outstanding invoices and the Deposit return fees are paid. Subject to Section 7, if the fee(s) are not received by the anniversary date of this Agreement, Escrow Holder shall, at its option, destroy or return the Deposit to Encore. If Escrow Holder destroys the Deposit, Escrow Holder will provided certification in writing to both Encore and Amdahl that all materials contained in the Deposit have been destroyed.

     9. Filing for Release of Deposit by Amdahl. Upon notice to Escrow Holder by Amdahl (in the form of an affidavit or declaration by an officer or Amdahl) of the occurrence of a Release Condition as defined in Section 10, and payment of the filing for release fee, Escrow Holder shall so notify Encore by certified mail with a copy of the notice from the Amdahl. If Encore provides contrary instruction within ten (10) working days of the mailing of the notice to Encore, Escrow Holder shall not deliver the Deposit to the Amdahl except as provided below.

          "Contrary instruction" means the filing of an affidavit or declaration with Escrow Holder by an officer of Encore stating that a Release Condition has not occurred, or has been cured. Escrow Holder will send a copy of the affidavit or declaration by certified mail to Amdahl who is filing for the release of the Deposit materials. Upon receipt of contrary instruction, Escrow Holder shall not deliver a copy of the Deposit and shall continue to store the Deposit until otherwise directed by Encore and Amdahl jointly, or until resolution of the dispute pursuant to
Section 12.

     10.  Release of Deposit to Amdahl.

          a. "Release Conditions" are those events specified as "Release Conditions" in Section 27 a.) and Section 25 D f.) of the Reseller Agreement.

          b. If after following the procedure in Section 9, Escrow Holder does not receive contrary instruction from Encore, Escrow Holder is authorized to release Part One of the Deposit, the Encore Product Deposit, to Amdahl following receipt of any fees due to Escrow Holder.

          c. This Section 10.c.) shall only apply if a release of the Encore Product Deposit has occurred. In the event that such delivery is made by the Escrow Agent, Amdahl may obtain release of respective portions of Part Two, the Third Party Product Deposit, for purpose of use under the License only if:

       (i) Amdahl obtains a written authorization from the respective Third Party Vendor or a written license agreement executed by Amdahl and the respective Third Party Vendor of the particular item to be released from the Third Party Product Deposit to Amdahl which authorization authorizes the release of, or which license grants Amdahl, among other things, the specific right and license to use, the item in conjunction with the License referenced above.

      (ii) Amdahl, at its sole expense, pays any fees required by the respective Third Party Vendor for such license grant.

     (iii) Amdahl provides the Escrow Agent with a copy of the license executed by both the respective Third Party Vendor and Amdahl, or with an authorization, for the particular item to be released, as required by Section 10 c.)(i) above, accompanied by a certificate from an officer of Amdahl stating that all license fees, if any, for such respective item required to be paid by Amdahl to the respective Third Party Vendor under Section 10 c.)
(ii) above have been paid.

          Then and only then is the Escrow Agent empowered to deliver the respective Third Party Product Deposit item to Amdahl for use in conjunction with the License. Any other Third Party Product Deposit items shall remain in Escrow with the Escrow Agent until the license and certification required as to that particular item is tendered to the Escrow Agent.

     11. Conditions for Use Following Release. Following a release as provided in Section 10, Amdahl shall have the right to use the released material as and only as authorized by the License.

     12. Disputes. In the event of a dispute as to which this Section applies, Escrow Holder shall so notify Encore in writing. Such dispute will be settled by arbitration (which arbitration shall be binding for purposes of this Agreement only) as follows:
(a) the parties shall each select one independent arbitrator within ten (10) days, (b) such arbitrators shall select in good faith a third arbitrator within five (5) days, (c) each party will have one (1) day to present its case (presentation shall be made on a date selected by the arbitrators which shall be at least five (5) and no more than fifteen (15) days after selection of the third arbitrator, (d) the arbitrators shall have ten (10) days from completion of such presentation to render their decision (the decision of a majority of arbitrators will be deemed the decision of the arbitrators), (e) if one party fails to timely appoint an arbitrator, the arbitration shall be conducted solely by the other party's arbitrator, and (f) such arbitration shall be informal and need not conform to AAA or other established procedures. Unless otherwise agreed to by Encore and Amdahl, arbitration will take place at the offices of the Escrow Agent in San Francisco, California.

     13. Indemnification. Encore and Amdahl agree to defend and indemnify Escrow Holder and hold Escrow Holder harmless from and against all claims, actions and suits, whether in contract or in tort, and from and against any and all liabilities, losses, damages, costs, changes, penalties, counsel fees, and other expenses of any nature (including, without limitation, settlement costs) incurred by Escrow Holder as a result of performance of the Agreement except in the event of a judgment or arbitration decision which specified that Escrow Holder acted with gross negligence or willful misconduct.

     14. Audit Rights. Escrow Holder agrees to keep records of the activities undertaken and materials pursuant to this Agreement. Encore and Amdahl will be entitled at reasonable time, during normal business hours and upon reasonable notice to Escrow Holder, during the term of this Agreement to inspect the records of Escrow Holder with respect to this Agreement.

     Encore or Amdahl will be entitled, upon reasonable notice to Escrow Holder and during normal business hours, at the facilities designated by Escrow Holder, accompanied by a designated employee of Escrow Holder, to inspect the physical status and condition (but not contents) of the Deposit. The Deposit may not be changed by Encore or Amdahl during the audit.

     15. Designated Representative. Encore and Amdahl each agree to designate one individual to receive notices from Escrow Holder and to act on behalf of Encore and Amdahl respectively with respect to the performance of their obligations as set forth in this Agreement and to notify Escrow Holder immediately, in the manner stipulated in Exhibit A, in the event of any change from one Designated Representative to another.

     16. Retention of Existing Deposit. Within ten (10) days of receipt of a request by Encore to replace any Deposit, Escrow
Holder will send notice to Amdahl, including a copy of the Exhibit B or Ba describing the new materials, stating that Encore requests to replace the existing Deposit.

     Amdahl has twenty (20) working days from the mailing of such notice by Escrow Holder to instruct Escrow Holder to retain the existing Deposit held by Escrow Holder. A retention of existing
Deposit could incur an additional Deposit storage fee as specified by Escrow Holder's schedule of fees.

     If Amdahl does not instruct Escrow Holder to retain the existing Deposit, Escrow Holder shall permit such existing
Deposit to be replaced with the Replacement Materials. In this event, Escrow Holder shall return the existing Deposit to Encore.

     Permission is hereby given by Encore to Escrow Holder to retain such Existing Deposit if so requested by Amdahl provided
Amdahl pays any related fees.

     17. Updates to Deposit. Encore hereby agrees to update the Deposit with Escrow Holder with Deposit materials representing new product releases made pursuant to the Reseller Agreement. Subject to Section 18, such deposit activity shall occur at least every six (6) months or Encore shall certify to Escrow Holder that the Deposit contains the latest technology release.

     18. Demand Updates. Escrow Holder is hereby granted authority by Encore to notify Encore thirty (30) days prior to the time of each requirement to update the Deposit with update materials. If an update is not required, Encore may certify to Amdahl that the Deposit contains the proprietary materials corresponding to the latest release of the products. Escrow Holder shall submit a report of the update results to Amdahl.

     19. Verification Rights. If requested by this Amdahl, Encore grants to Escrow Holder the right to verify the Deposit for accuracy, completeness and sufficiency. Encore hereby also permits Escrow Holder to verify, audit, and inspect the proprietary materials to be held or held in deposit to confirm the quality of the proprietary materials for the benefit of the Amdahl. Upon request by Encore, Escrow Holder will issue a copy of the verification results to Encore.

     In the event that the Amdahl has separately retained Escrow Holder to perform verification of the Deposit, Encore hereby grants Escrow Holder the right to use the facilities of Encore upon receipt of reasonable prior notice, free of charge to Escrow Holder, including its computer systems for a reasonable amount of time sufficient to accomplish such verification. Encore agrees to make reasonably available any technical and support personnel necessary for Escrow Holder to perform verification of the Deposit.

     Encore hereby grants Escrow Holder permission to release to Amdahl information pertaining to directory lists and/or table of contents of computer media, manuals, schematics, and manufacturing documents. Encore grants to Escrow Holder the permission to release to Amdahl copies of any executables or object code modules prepared by Escrow Holder during its "Load and Compile" validation level solely for the purposes of determining the content and quality of the Deposit.

     If requested by Amdahl, Encore agrees to permit an employee of Amdahl to be present at Encore's facility and to observe the compilation or verification of the material to be deposited by Encore.

     20. Transfer of Copy Title. Encore hereby transfers to Escrow Holder all rights in the title to all copies of the Deposit deposited hereunder with Escrow Holder, provided that Escrow Holder shall hold such Deposit and rights pursuant to the provisions of this Agreement. In the event that a copy of any Deposit is delivered to Amdahl pursuant to this Agreement, Amdahl will have title to such copy.

     21. General. Subject to the terms of this Agreement, Escrow Holder may act in reliance upon any written instruction, instrument, or signature reasonably believed to be genuine and may assume that any person giving any written notice, request, advice or instruction in connection with or relating to this Agreement has been duly authorized to do so. Escrow Holder is not responsible for failure to fulfill its obligations under this Agreement due to causes beyond its control.

     This Agreement is to be governed by, and construed in accordance with the laws of the State of California.

     Except for relevant provisions contained in the amended Reseller Agreement and the License, this Agreement, including the Exhibits and Addenda hereto, constitutes the entire Agreement between the parties concerning the subject matter hereof, and will supersede all previous communications, representations, understanding and agreements, either oral or written, between the parties. Encore and Amdahl acknowledge that Escrow Holder has no knowledge of the terms and conditions contained in the Agreement and License, and that Escrow Holder's only obligations shall be as set forth herein or in any other writing signed by Escrow Holder, Encore and Amdahl.

          If any provision of this Agreement is held by any court to be invalid or unenforceable, that provision will be limited or severed from this Agreement to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

     22. Fees. All service fees will be due in full at the time of the request for service. Renewal fees will be due in full upon the receipt of invoice unless otherwise specified by the invoice.

     For the purpose of annual renewal fees the effective date of this Agreement will be the anniversary date. Invoiced fees must be paid within sixty (60) days of receipt of invoice or Escrow Holder may terminate this Agreement. If payment is not timely received by Escrow Holder, Escrow Holder shall have the right to accrue and collect interest at the rate of one and one-half percent per month (18% per annum) from the date of invoice for all later payments, or, if lower, the maximum rate allowed by law.

     All fees will be those specified in Escrow Holder's standard Schedule of Fees in effect at the time of renewal, or request for service, except as otherwise agreed. For any increase in Escrow Holders' standard fees, Escrow Holder shall notify Encore and Amdahl at least ninety (90) days prior to any renewal of this Agreement. For any service not listed on the Schedule of Fees, Escrow Holder shall provide a quote prior to rendering such service.

Agreed by:

ENCORE COMPUTER CORPORATION        DATE:  9/30/94


By:  T. Mark Morley
     Title:  V.P.

DATE:  9/30/94


AMDAHL CORPORATION                 DATE:  9/30/94


By:  Erika Williams
     Title:  (G.M.)


By:  M.C. Master                   DATE: 9-30-94
     Title:  (V.P.)



DATA SECURITIES INTERNATIONAL


By:
Print Name: ----------------

Title-----------------------



                            EXHIBIT A

                   TECHNOLOGY ESCROW AGREEMENT


Account Number __________


Notices to Encore Regarding
Agreement Terms and Conditions
should be addressed to:

Encore:

ENCORE COMPUTER CORPORATION

6901 W. SUNRISE BOULEVARD

PLANTATION, FLORIDA 33310


Designated
Representative:

ATTENTION: GENERAL COUNSEL


Invoices should be
addressed to:

ATTENTION: GENERAL COUNSEL


Notices to Amdahl Regarding
Agreement Terms and Conditions
should be addressed to:

Amdahl:








Designated Representative:

Attention:






Invoices should be addressed to:



All requests from Encore or Amdahl to change the designated representative must be given in writing and signed by an officer of Encore or Amdahl as the case may be.


All Contracts, Deposit Materials and Official
Notifications to Escrow Holder should be addressed to:








Invoice Inquiries and Remittance of Fees to Escrow Holder should be addressed to:









                            EXHIBIT B

                 Description of Deposit Materials


Deposit Account Number

Deposit Account Number


Encore, pursuant to a Deposit Agreement, hereby deposits the described materials below into the above-referenced Deposit
Account by providing them to Escrow Holder.  The Deposit Type is:
(check as applicable)

                Initial Deposit
                Supplemental
                Replacement

If Replacement then Destroy Deposit_ or Return Deposit_

If no Deposit Type has been checked the materials will be deemed to be an initial or Supplemental Deposit.

PART ONE: ENCORE PRODUCT DEPOSIT MATERIALS


Name                               Version

Date               CPU/OS               Compiler

Application

Utilities needed

Special operating instructions





Item Description

Media

Quantity







I certify that the above described
materials were delivered/sent to
the Escrow Holder:  Receipt of the materials acknowledged


By                                 By

Name                               Name

Title                              Title

For                                For

Date                               Date






                                                                 EXHIBIT Ba
                                                      THIRD PARTY MATERIALS

                 DESCRIPTION OF DEPOSIT MATERIAL


Deposit Account Number

Depositor Company Name

DEPOSIT TYPE:       Initial       Supplemental       Replacement
If Replacement:_______Destroy Deposit_______Return Deposit

THIRD PARTY RIGHTS:
Licensor, pursuant to a Technology Deposit Agreement, hereby deposits the below described Third Party Materials into the above-referenced Deposit Account by transferring them to DSI. Licensor warrants that the proper licenses are in effect for these Third Party Materials.

THIRD PARTY-DEPOSIT MATERIALS:
Exhibit B Name                           Version

Item Label Description               Media     Quantity











          For Depositor, I certify that      For DSI, I received the above-
          the above-described materials      described materials subject to
          were sent to DSI:                  the terms on the reverse side
                                             of this Exhibit:

          By                                 By

          Print Name                         Print Name

          Date                               Date of Acceptance

                                             ISE          EX.  S#






                            EXHIBIT N


                       LICENSE AGREEMENTS









                           ATTACHMENT 1

                           TO EXHIBIT H

                   BETA, LG/A, AND G/A CRITERIA











     Attachment to

               EXHIBIT H



     [*CONFIDENTIAL MATERIAL DELETED*]
Acceptance Criteria for G/A
                                             AMDAHL
                                              ESS       ENCORE

The following is a description of the hardware configurations, software functionality, performance and availability characteristics that are required as [*CONFIDENTIAL MATERIAL DELETED*] Acceptance Criteria for Shipment as General Availability (G/A):

Objective:

    Get to G/A [*CONFIDENTIAL MATERIAL DELETED*] with good, competitive, Best of Breed product(s) that we are proud of.

Product and G/A Goals

[*CONFIDENTIAL MATERIAL DELETED*]

    G/A is defined as:
          1.   [*CONFIDENTIAL MATERIAL DELETED*] is delivered and
               represented  to Amdahl  by Encore  as having  been
               internally  tested  with  full   expectation  that
               Product meets all requirements.

          2. [*CONFIDENTIAL MATERIAL DELETED*] to confirm and validate the proper functioning and existence of features, functions, etc. The length of this confirmation/verification process is simply a function of how clean (bug-deficiency-free) the product is before entering Validation and Certification.

          3.   [*CONFIDENTIAL MATERIAL DELETED*]
          4. Therefore, when all the criteria are met, then the Product can be sold for Revenue.

    The [*CONFIDENTIAL MATERIAL DELETED*] Product(s) include all features discussed below for  G/A status; the exceptions and their expected "G/A" dates are:
          1.   [CMD]                              [CMD]
          2.   [CMD]                              [CMD]
          3.   [CMD]                              [CMD]
          4.   [CMD]                              [CMD]
          5.   [CMD] with a performance hit       [CMD]
               (This  requirement   can   be  fulfilled   by   an
               [*CONFIDENTIAL MATERIAL DELETED*])
          6.   [CMD]                              [CMD]

    An [*CONFIDENTIAL  MATERIAL DELETED*]  will be formed.   The
     purpose of this [*CONFIDENTIAL MATERIAL DELETED*] will evaluate [*CONFIDENTIAL MATERIAL DELETED*] and identify [*CONFIDENTIAL MATERIAL DELETED*] to achieve [*CONFIDENTIAL MATERIAL DELETED*].
[*CONFIDENTIAL MATERIAL DELETED*] Core Team Process:

    Core Team to consist of:
          Encore              Amdahl
          [CMD]                    [CMD]
          [CMD]                    [CMD]
          [CMD]                    [CMD]
          [CMD]                    [CMD]

    Team   will   review  status   of   product  regularly   and
     [*CONFIDENTIAL MATERIAL DELETED*], taking into consideration all relevant data and will decide whether [*CONFIDENTIAL
     MATERIAL DELETED*].

    The  joint  [*CONFIDENTIAL  MATERIAL DELETED*]  Core  Team's intent and commitment are to:
     ..   use criteria as guideline
     ..   make appropriate subjective and objective trade-offs
     ..   get the Product(s) introduced to the market quickly
     ..   bear  in   mind   Best  of   Breed  functionality   and
          performance while preserving the image of quality products with high RAS.

Current Product Description:

    Cabinet   -   The  cabinet   requires   a   total  area   of
     [*CONFIDENTIAL  MATERIAL  DELETED*]  Cabinet dimensions  are
     [*CONFIDENTIAL MATERIAL DELETED*].

    Chassis - [*CONFIDENTIAL MATERIAL DELETED*] back planes.

    Processor board - [*CONFIDENTIAL MATERIAL DELETED*] computer utilizing [*CONFIDENTIAL MATERIAL DELETED*] with onboard
     [*CONFIDENTIAL MATERIAL DELETED*].

    [*CONFIDENTIAL  MATERIAL DELETED*]  - Memory  subsystem with
     [*CONFIDENTIAL MATERIAL DELETED*] extensions.

    OEMI Channel Module - [*CONFIDENTIAL MATERIAL DELETED*] with associated cabling.

    [*CONFIDENTIAL MATERIAL DELETED*] Controller interfaces with required cabling and interconnects.

    Disk Storage  -  [*CONFIDENTIAL  MATERIAL  DELETED*].    The
     product's  disk  storage  can  be  optionally [*CONFIDENTIAL
     MATERIAL DELETED*].

    Software bundle - [*CONFIDENTIAL MATERIAL DELETED*].

Reliability Goals (Requires field data for validation post G/A:

    Encore commits that the Products, when properly configured, will either exhibit a reliability factor such that no more than [*CONFIDENTIAL MATERIAL DELETED*] of the [*CONFIDENTIAL MATERIAL DELETED*] will experience hard failures which are accompanied by loss of access to data in any [*CONFIDENTIAL MATERIAL DELETED*], or data will be available to customer [*CONFIDENTIAL MATERIAL DELETED*] of the time. Availability is the ratio of the total uptime of the Product units to the sum of the total uptime and downtime of those units.

    Encore  commits  to  achieve  a  minimum  of  [*CONFIDENTIAL
     MATERIAL DELETED*] between unscheduled interruption ("MTBUI") factor (unscheduled interruption means loss of access to data). The method to be used by the parties to calculate the MTBUI achieved by Encore shall be mutually agreed by Encore and Amdahl.

Products  will  be  configured  in the  following  three  Product
Configurations:

                     Table 1:  [CMD] Model 1


 [CMD]   Cabinet                         [CMD]  [CMD] Interconnect Bundle

 [CMD]   Processor Module [CMD]          [CMD]  [CMD] Module

 [CMD]         Cache Module              [CMD]  [CMD] Disk Drives

 [CMD]                                   [CMD]  Software Bundle

 [CMD]         OEMI Channel Module       [CMD]  QIC Tape

 [CMD]                                   [CMD  [CMD] Operator's Console


                     Table 2:  [CMD] Model 2


 [CM   Cabinet                         [CMD  [CMD] Interconnect Bundle
 D]                                    ]

 [CM   Processor Module                [CMD  [CMD] Module
 D]                                    ]

 [CM   [CMD] Cache Module              [CMD  [CMD] Disk Drives
 D]                                    ]

 [CM   [CMD]                           [CMD  Software Bundle
 D]                                    ]

 [CM   [CMD] OEMI Channel Module       [CMD  QIC Tape
 D]                                    ]

 [CM   [CMD]                           [CMD  [CMD] Operator's Console
 D]                                    ]




                        Table 3:  [CMD] Model 3

 [CM   Cabinet                         [CMD  [CMD] Interconnect Bundle
 D]                                    ]

 [CM   Processor Module                [CMD  [CMD] Module
 D]                                    ]

 [CM   [CMD] Cache Module              [CMD  [CMD] Disk Drives
 D]                                    ]

 [CM   [CMD]                           [CMD  Software Bundle
 D]                                    ]

 [CM   [CMD] OEMI Channel Module       [CMD  QIC Tape
 D]                                    ]

 [CM   [CMD]                           [CMD  [CMD] Operator's Console
 D]                                    ]

Although each cabinet contains [*CONFIDENTIAL MATERIAL DELETED*]:


 [CMD]   Quad Processor CPU board            [CMD   [CMD] Controller boards
                                             ]

 [CMD]   [CMD] Cache Memory boards     OR    [CMD   [CMD] Cache Memory Boards
         [CMD] Memory Channel board          ]      with Memory Channel [CMD]
 &       [CMD] OEMI Channel boards


Functional Software:

     The Product will be [*CONFIDENTIAL MATERIAL DELETED*] compatibile to [*CONFIDENTIAL MATERIAL DELETED*].
     The Product will work in such a manner as not to require modifications or additions to [*CONFIDENTIAL MATERIAL DELETED*].

     The product will cause no [*CONFIDENTIAL MATERIAL DELETED*] or user Failures in normal operations.

     Provide  access to  data in  either [*CONFIDENTIAL  MATERIAL
     DELETED*].

[*CONFIDENTIAL MATERIAL DELETED*] Compatibility Functions:

The  following  sections  identify  the  [*CONFIDENTIAL  MATERIAL
DELETED*] functions that are supported in this product.

[*CONFIDENTIAL MATERIAL DELETED*] compatability means that the host software believes the function is alive and well and no host software changes are required.

All  functions   are  assumed   to  be  [*CONFIDENTIAL   MATERIAL
DELETED*] compatabile.

A number of these functions have performance aspects. The specific [*CONFIDENTIAL MATERIAL DELETED*] implementation is not required. If performance is not acceptable, then appropriate performance work will need to be done and in some areas an [*CONFIDENTIAL MATERIAL DELETED*] implementation may need to be considered.

Specific performance criterion is identified in another document.

A  number of  these functions  provide status,  statistics, error information to the host  that the user or user  applications make
use of.   This information must be accurate enough to not cause a
serious marketing disadvantage.

Data integrity exposures must not be introduced by any of the functions.

[*CONFIDENTIAL MATERIAL DELETED*]

     The  Product  will  operate  as  a  [*CONFIDENTIAL  MATERIAL
     DELETED*] compatible [*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*]

     [*CONFIDENTIAL MATERIAL DELETED*]

Device Image Support

     [*CONFIDENTIAL MATERIAL DELETED*] support is required.

[*CONFIDENTIAL MATERIAL DELETED*]

     This   support  provides   the  controls,   for  performance
     purposes,  to  manage  the  use  of  [*CONFIDENTIAL  MATERIAL
     DELETED*]  at   the  subsystem  level,  device   level,  and
     individual I/O level.

     The support includes  both [*CONFIDENTIAL MATERIAL DELETED*]
     may  be  viewed  by   the  user.    [*CONFIDENTIAL  MATERIAL
     DELETED*] is an application that uses such information for [*CONFIDENTIAL MATERIAL DELETED*] reporting purposes.

[*CONFIDENTIAL MATERIAL DELETED*]

     This support  is for the purpose  of [*CONFIDENTIAL MATERIAL
DELETED*].

[*CONFIDENTIAL MATERIAL DELETED*]

     The purpose of this support is for improved performance which is obtained by [*CONFIDENTIAL MATERIAL DELETED*] to the DASD device. [*CONFIDENTIAL MATERIAL DELETED*].

     In   this   product,   additional  [*CONFIDENTIAL   MATERIAL
     DELETED*].

[*CONFIDENTIAL MATERIAL DELETED*].

     This is the function that [*CONFIDENTIAL MATERIAL DELETED*].

     In addition to commands to the storage controller, status and statistics are returned to the host that are used by both [*CONFIDENTIAL MATERIAL DELETED*].

[*CONFIDENTIAL MATERIAL DELETED*].

     This  is a performance  function for [*CONFIDENTIAL MATERIAL
     DELETED*] that  does not have to  be [*CONFIDENTIAL MATERIAL
     DELETED*].

[*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*] from the controller is used by the host operating system, viewed by users, and used as input to [*CONFIDENTIAL MATERIAL DELETED*].

[*CONFIDENTIAL MATERIAL DELETED*].


                    Table 4:  Other Functions


 Function                                Qualification
 [CMD]                                   [CMD]

 [CMD]                                   [CMD]

 OEMI                                    [CMD] Compatibility
 [CMD]                                   [CMD]
                                         Configuration rules to be jointly
                                         determined.

 [CMD]                                   See definition and discussion below.

 [CMD]                                   [CMD]

 [CMD]                                   [CMD]
 [CMD]                                   [CMD]

 GUI Interface

 [CMD]


                   Table 5:  Features due beyond G/A


 [CMD]                                   [CMD]

Functional Requirements for [*CONFIDENTIAL MATERIAL DELETED*].

[*CONFIDENTIAL MATERIAL DELETED*]

     [*CONFIDENTIAL MATERIAL DELETED*] will be able to designate one or more [*CONFIDENTIAL MATERIAL DELETED*]. That is, when a [*CONFIDENTIAL MATERIAL DELETED*]. The goal is to provide a combination of [*CONFIDENTIAL MATERIAL DELETED*].

The   paragraph  above  describes  the  capability  available  by
[*CONFIDENTIAL   MATERIAL   DELETED*].     Further   scoping  and
appropriate scheduling must be done in order to satisfy the [*CONFIDENTIAL MATERIAL DELETED*] set forth below.

     [*CONFIDENTIAL MATERIAL  DELETED*] should  be [*CONFIDENTIAL
     MATERIAL DELETED*].

     In  situations  where  there  are more  than  [*CONFIDENTIAL
     MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*] also needs to support a [*CONFIDENTIAL MATERIAL DELETED*]. An operator must be able to perform [*CONFIDENTIAL MATERIAL DELETED*], and [*CONFIDENTIAL MATERIAL DELETED*]. This process is useful in [*CONFIDENTIAL MATERIAL DELETED*], and may be employed, in turn, to [*CONFIDENTIAL MATERIAL DELETED*].

     Additionally, [*CONFIDENTIAL MATERIAL DELETED*] needs to provide operators the capability of [*CONFIDENTIAL MATERIAL
     DELETED*].

Performance:

    Meet or  exceed the performance  of [*CONFIDENTIAL  MATERIAL
     DELETED*].

    [*CONFIDENTIAL MATERIAL DELETED*].

    [*CONFIDENTIAL MATERIAL DELETED*]

[*CONFIDENTIAL MATERIAL DELETED*].

Availability/Reliability:

    Products  must meet  [*CONFIDENTIAL MATERIAL  DELETED*]; any deviations or exceptions must be agreed upon by the Amdahl product team. Joint team will review and understand the criteria for applicability to [*CONFIDENTIAL MATERIAL DELETED*].

    No known Data Integrity problems.

    No  single  point(s) of  failure.    [*CONFIDENTIAL MATERIAL
     DELETED*].

Serviceability:

    [*CONFIDENTIAL MATERIAL DELETED*].

    [*CONFIDENTIAL MATERIAL DELETED*].

    [*CONFIDENTIAL MATERIAL DELETED*].

    [*CONFIDENTIAL MATERIAL DELETED*].

    The Product will allow [*CONFIDENTIAL MATERIAL DELETED*]:
          1.   [*CONFIDENTIAL MATERIAL DELETED*]
          2.   [*CONFIDENTIAL MATERIAL DELETED*]
          3.   [*CONFIDENTIAL MATERIAL DELETED*]
          4.   [*CONFIDENTIAL MATERIAL DELETED*]

[*CONFIDENTIAL MATERIAL DELETED*].

Spares:

    Spares are available in sufficient volumes as defined by [*CONFIDENTIAL MATERIAL DELETED*].

Documentation:

    All documentation must be  available for the following three categories:
          1.   [*CONFIDENTIAL MATERIAL DELETED*]
          2.   [*CONFIDENTIAL MATERIAL DELETED*]
          3.   [*CONFIDENTIAL MATERIAL DELETED*]
          (Note: Refer to Publications Plan agreed to by Amdahl and Encore for specific lists.)

     Field Service Functionality and Requirements:

    [*CONFIDENTIAL MATERIAL DELETED*].

Other:

    [*CONFIDENTIAL MATERIAL DELETED*]

    [*CONFIDENTIAL MATERIAL DELETED*]

    All other features, functions, etc. as described in:
          1.   Reseller  Agreement  for Storage  Products between
               Amdahl    Corporation    and    Encore    Computer
               Corporation, dated March 23, 1994.
          2.   Encore   Storage   Product  Specification,   dated
               3/24/94.
          3.   [*CONFIDENTIAL MATERIAL DELETED*] criteria dated
               9/22/94




Reviewed and Agreed to:

     Amdahl Corporation            Encore Computer Corporation


By   ______________________   By   ________________________
     Authorized Signature          Authorized Signature

     ______________________        ________________________
     Name (Type or Print)          Name (Type or Print)


     ______________________        ________________________
          Title                              Title


     ______________________        ________________________
          Date                               Date








                       RESELLER AGREEMENT

                               FOR

                     ENCORE STORAGE PRODUCTS

                             BETWEEN

                       AMDAHL CORPORATION

                               AND

                  ENCORE COMPUTER CORPORATION







                        TABLE OF CONTENTS


SECTIONS

1.   DEFINITIONS
2.   SUPPLY OF PRODUCT
3.   TERM
4.   ORDERING REQUIREMENTS
5.   ENCORE RESPONSIBILITY
6.   SPECIFICATIONS
7.   PRICES
8.   PRODUCT BRANDING
9.   ACCEPTANCE
10.  SHIPMENT, RISK OF LOSS AND PACKING
11.  DOCUMENTATION AND SOFTWARE FOR
     STANDARD PRODUCTS
12.  INSTALLATION, MAINTENANCE
     AND SUPPORT
13.  TERMS OF PAYMENT
14.  WARRANTY
15.  LIMITATION OF WARRANTY AND LIABILITY
16.  INTELLECTUAL PROPERTY REPRESENTATIONS
     AND INDEMNIFICATION
17.  COMPLIANCE WITH EXPORT REGULATIONS
18.  SOFTWARE LICENSE
19.  HEADINGS
20.  EXCUSABLE DELAYS
21.  LAW
22.  NON-WAIVER
23.  SEVERABILITY
24.  SUCCESSORS
25.  TERMINATION
26.  PUBLICITY AND ANNOUNCEMENTS
27.  ESCROW AND MANUFACTURING RIGHTS
28.  SURVIVAL OF TERMS
29.  DISPUTE RESOLUTION
30.  CONFIDENTIALITY
31.  INSURANCE
32.  GENERAL



EXHIBITS


EXHIBIT A - PRODUCT LIST AND PRODUCT PRICES

EXHIBIT B - ENCORE STORAGE PRODUCT SPECIFICATION FOR AMDAHL
            BRANDED PRODUCT
EXHIBIT C - ENCORE CUSTOMER SERVICE PRODUCT OFFERING

EXHIBIT D - ENCORE ORDER REQUIREMENTS
EXHIBIT E - PRODUCT BRANDING PROCEDURES

EXHIBIT F - LICENSE SCHEDULE A
EXHIBIT G - SUBLICENSE AGREEMENT

EXHIBIT H - ACCEPTANCE PROCEDURE
EXHIBIT I - PACKAGING PROCEDURE

EXHIBIT J - ORDERING PROCEDURE







                            RESELLER AGREEMENT
                        FOR ENCORE STORAGE PRODUCTS

                                  between

ENCORE COMPUTER CORPORATION, hereinafter referred to as "Encore," a Delaware Corporation, located at 6901 West Sunrise Boulevard,
Ft. Lauderdale, Florida and AMDAHL CORPORATION, hereinafter referred to as "Amdahl," a Delaware corporation, located at 1250
East Arques Avenue, P.O. Box 3470, Sunnyvale, California  94088-3470.

WHEREAS, Encore has developed certain unique computer storage products; and

WHEREAS, Amdahl is in the business of marketing and selling computer storage products; and

WHEREAS, the Amdahl brand name has significant recognition in the marketplace; and

WHEREAS, Encore wishes to supply its storage products to Amdahl and Amdahl wishes to market and sell such products under the Amdahl brand name;

NOW, THEREFORE, the parties hereby agree as follows:

1.   DEFINITION

The following terms used in this Agreement are defined as set forth below:

     Amdahl Marks: The Amdahl name and brand name to be applied to the Encore storage Products as set forth in Exhibit E.

     Binary: Computer software programs in machine readable form.

     Binary Single System License:  A license for a Software
     Product which grants a use of the licensed Product on an entire computer system, regardless of the number of CPU's within the system.

     Binary Software Product: A computer program in object code (Binary form) only and any Related Materials provided with the program for use in connection with the program where "use" is defined to mean the right to load, store, copy, and execute instructions contained in, transmit and display any such Binary Software Product or portions thereof on the DCS and its associated peripheral equipment.

     Configuration: A description of a computer system which defines all hardware, software, features and options required for that specific computer system.

     Custom Product: A Product which must be specially quoted by Encore and which must be made to special Order by Encore; such a Product is not an Encore Standard Product.

     Customer Material Return Authorization ("CMRA"): A CMRA number is a unique number assigned by an Encore Customer Service representative to each Amdahl request to return equipment to Encore.

     Customer Service Product Offering: The Customer Service support services listed in Exhibit C.

     Designated Computer System ("DCS"): A computer system which is defined by a specific serial number and to which a Software Product is licensed.

     Forecast: A schedule by month of equipment, software and documentation Product expected to be purchased by Amdahl.

     Non-current: A status which a Product enters when it is no longer being manufactured by Encore as a Standard Encore Product.

     Order: Written purchase instructions from Amdahl for the purchase from Encore of Products listed in Exhibit A under the terms and conditions of this Agreement.

     Owner: The specific entity which holds title to a particular Software Product for which licenses are offered for sale by Encore in Exhibit A.

     Products: The individual computer hardware, software and documentation items listed for sale by Encore to Amdahl on Exhibit A.

     Product Bulletin: An Encore marketing publication which describes the specifications of a particular Encore Product.

     Product Specification: Detailed information which describes various operating characteristics of a particular Encore Product.

     Product License: A license which is granted by Encore upon purchase by Amdahl which grants a specific usage right for a particular Encore Software Product.

     Quarter: All references to quarters shall mean calendar quarters unless expressly stated otherwise.

     Related Material: Customary documentation which accompanies a particular Software Product and which may include such things as programmer reference manuals and the like.

     Restricted Rights in Commercial Technical and Computer
     Software: The right to use a particular Licensed Software Product only on a specific computer system as is defined and set forth in the Federal Acquisition Regulations (FAR) which governs licensing to the United States Government and its agencies.

     Run-Time Execution License: A license to embed particular portions of Binary code, usually accomplished by means of compilation of Encore library routines into a customer's application program for use at the time of execution of the customer's application program.

     Software Product: A software program in Binary or Source form for which a license may be purchased by Amdahl.

     Source Software Product: Software programs contained in human readable form which, when compiled or assembled, generate Binary code which is readable by a computer.

     Source Single System: A single computer system which is licensed to run a particular Software Product in Source form.

     Standard: A status which defines Products which are offered to the public for sale by Encore in Encore's regularly published price lists.

     Territory: The world with the exclusion of Israel and Malaysia.

2.   SUPPLY OF PRODUCT

A.   GRANT

Encore hereby grants to Amdahl the non-exclusive right to purchase from Encore the Products listed in Exhibit A for market and sale by Amdahl in the Territory in accordance with the terms of this Agreement. Encore shall have the right to supply or sell products which are the same or similar to the Products, provided they do not bear the Amdahl Mark, to any other persons or entities within and outside the Territory, except as set forth in Section B below. Encore will produce and supply the Products in accordance with the delivery terms set forth in this Agreement. It is the intent of the parties that the Encore storage Products will evolve in feature and function and will be enhanced over the term of this Agreement. Encore agrees to make all such enhancements, functions, features which it incorporates into the Products and follow-on Products available to Amdahl under the terms of this Agreement.

B.   BRANDED AND DIFFERENTIATED PRODUCT

a. Encore Products supplied to Amdahl hereunder will bear the Amdahl Mark in accordance with the provisions of Section 8 and Exhibit E; this branded Product will be available for exclusive sale to Amdahl only. Products supplied to Amdahl will also be differentiated by Encore from any product that Encore provides to others by the addition of certain functionality listed below that will be made solely available to Amdahl until [*CONFIDENTIAL MATERIAL DELETED*] the "Initial Period"; Encore agrees that it will not produce a look-alike product which is equivalent to the Product defined in Exhibit A and which contains any one of these feature/function differentiators in contravention of the terms of this subsection a. This grant is made in consideration of the agreement by Amdahl to place firm orders with Encore for [*CONFIDENTIAL MATERIAL DELETED*] terabytes of storage Products for delivery to Amdahl by no later than [*CONFIDENTIAL MATERIAL DELETED*]or the date which results from any extension which occurs under the provisions of
Section 25 D a.

b. This grant of exclusivity to Amdahl for differentiated Product is made subject to the provision that Encore shall have the right to market and sell the unbranded Products within and outside the Territory, differentiated with the features listed below as well as with future differentiating features as are adopted and agreed by the parties, to the U.S. Federal Government and its agencies, and to System Integrators who are responding to bid solicitations from the U.S. Federal Government or its agencies.

c. The following features which Encore is developing for the Product will be provided to Amdahl in accordance with subsection a. above, to be offered as differentiating features with the Amdahl branded Product until [*CONFIDENTIAL MATERIAL DELETED*] during the Initial Period, or the date which results from any extension which occurs under the provisions of
Section 25 D a:

               Feature


[*CONFIDENTIAL MATERIAL DELETED*]


After [*CONFIDENTIAL MATERIAL DELETED*] Encore will be free to sell the seven (7) features listed above to Encore's other customers. Amdahl may continue to obtain such features from Encore on a non-exclusive basis, to be incorporated with the branded Product. Encore agrees that it will require, by appropriate provisions in a written non-disclosure agreement, other customers or potential customers of Encore to refrain until [*CONFIDENTIAL MATERIAL DELETED*] from advertising or discussing with their own customers or potential customers the differentiating features or their availability.

d. Future differentiating features which are to be made available to Amdahl from Encore after the end of the Initial Period on [*CONFIDENTIAL MATERIAL DELETED*] will be the subject of good faith negotiations between the parties. Amdahl and Encore agree to establish a team comprised of designated individuals from each company. The charter for the team will be to investigate potential features which may serve as future Product differentiators. This process will ensure that features are made available to Amdahl to provide future differentiation for the Product. Formal reviews will be held by the parties twice each year, on September 30 and March 31, to discuss future feature differentiation and feature exclusivity for subsequent periods.

e. Encore highly values its partnership with Amdahl in the storage system endeavor contemplated herein. Therefore Encore agrees to negotiate with Amdahl, upon Amdahl's request, concerning the extention of the Feature/Function exclusivity granted by Encore to Amdahl in Section 2B beyond the Initial Period.

C.   RELIABILITY STANDARDS

Encore agrees that the Product will meet the specifications, reliability and availability standards set forth in the Product
Specification, Exhibit B.

D.   SCHEDULE

a.   1.   Encore shall provide Products to Amdahl, which, for
Beta and General Availability, will conform to the applicable
Product Specifications, in accordance with the following schedule:

     PRODUCT CATEGORY         NUMBER OF UNITS         SHIPPING
                                                      DATES

  Engineering Prototype
     to Amdahl                    1 Unit                *

  Alpha                           2 Units               *

  Beta (First Customer Ship)      4 Units               *
                                  2 Units               *
                                  2 Units               *

  General Availability            Volume                *



*Indicates [*CONFIDENTIAL MATERIAL DELETED*]


Encore will make all reasonable efforts to improve the schedule for Alpha and Engineering Prototype systems delivery set forth above to provide for such delivery as close to [*CONFIDENTIAL
MATERIAL DELETED*] as possible.

     2. Amdahl will purchase the Engineering Prototype, Alpha and Beta systems listed above in subsection a., at the prices set forth for such systems in Exhibit A. [*CONFIDENTIAL MATERIAL
DELETED*]

     3. In conjunction with the purchase of the Engineering Prototype and Alpha systems in subsection 2. above, Encore will provide three Alpha/Engineering Prototype Spares Kits, defined in Exhibit [*CONFIDENTIAL MATERIAL DELETED*] A. In addition, Encore will loan Amdahl three Board Kits and one On-Loan Ops Kit, defined in Exhibit A, which will be returned by Amdahl to Encore in as good as new condition, less reasonable wear and tear, no later than [*CONFIDENTIAL MATERIAL DELETED*].

     4.   All General Availability and Beta systems purchased by
Amdahl will be warranted by Encore in accordance with Section 14.
Alpha systems will carry a one year useful life warranty. No warranty will apply to the Engineering Prototype system.

b. For the purposes of this subsection D, the terms used above are defined as follows:

     1.   Alpha:  Pre-production test machine in customer sites
     2. Beta: First machine made from production process for test at customer sites
     3. General Availability ("G/A"): Encore produces Product in volume which is ready for shipment to Amdahl's customers

c. Full Product branding will be provided by Encore with General Availability of the Product. Alpha systems and Engineering prototype systems will not include Product branding; Beta systems will have minimal branding in the form of the application of an Amdahl logo to the outside of the system cabinet; the Amdahl logo to be applied to Beta systems will be provided to Encore by Amdahl.

d. Fully branded Product as described in Exhibit E shall be available to Amdahl with General Availability of the Product.

E.   FEATURE/FUNCTION AVAILABILITY SCHEDULE

The following Product features and functions, some of which are referenced in subsection B above, will be developed by Encore and will be added to the Product by Encore. They will be made available to Amdahl in Beta form and General Availability, conforming to the applicable Product Specifications, in accordance with the availability schedule set forth below:


                              ENCORE ENGINEERING       AMDAHL
     FEATURE/FUNCTION            AVAILABILITY     AVAILABILITY DATE

     [*CONFIDENTIAL MATERIAL DELETED*]                  Beta
     [*CONFIDENTIAL MATERIAL DELETED*]                  Beta
     [*CONFIDENTIAL MATERIAL DELETED*]                  Beta
     [*CONFIDENTIAL MATERIAL DELETED*]                  Beta
     [*CONFIDENTIAL MATERIAL DELETED*]                  Beta
     [*CONFIDENTIAL MATERIAL DELETED*]                  Beta
     [*CONFIDENTIAL MATERIAL DELETED*]                  Beta

     [*CONFIDENTIAL MATERIAL DELETED*]             G/A in beta form

     [*CONFIDENTIAL MATERIAL DELETED*]             G/A in beta form

     [*CONFIDENTIAL MATERIAL DELETED*              G/A in beta form

     [*CONFIDENTIAL MATERIAL DELETED*]             G/A in beta form

For purposes of this subsection "beta form" shall mean pre-release status, where the Feature/Function is still being tested to ensure that it is ready for production release.

F.   ENCORE REPRESENTATIONS

Encore represents and warrants that: (i) it has and will have good title to the hardware Products and full authority to license the Software Products and will transfer the Products free and clear of all encumbrances; (ii) it has all necessary right and authority to enter this Agreement and the manufacturing license, and any escrow or technical data deposit agreement, referred to in Section 27, which the parties may enter pursuant thereto;
(iii) it has full right and authority to grant the exclusive rights specified in Section 2B and the manufacturing rights specified in the manufacturing license; and (iv) it is not a party to any agreement or understanding with any other party which interferes with, or under which such other party has rights which would interfere with, any right of Amdahl or obligation of Encore under this Agreement or the manufacturing license.

3.   TERM

The term of this Agreement shall be for five (5) years from the date of execution of this Agreement by both parties. The term of this Agreement shall continue from year to year after the expiration of the initial term unless terminated by either party by twelve (12) months prior written notice from one party to the other.

4.   ORDERING REQUIREMENTS

A.   ORDERS

Orders issued shall incorporate this Agreement by the inclusion of the following statement: "THIS ORDER IS PLACED UNDER THE TERMS AND CONDITIONS OF THE ENCORE/AMDAHL RESELLER AGREEMENT DATED MARCH 24, 1994." The failure of Amdahl to include this statement in its Order(s) shall not affect the applicability of this Agreement to such Order(s). Orders for Products placed under this Agreement must include Configurations and requested delivery schedules. All Orders placed by Amdahl shall be subject to written acceptance by Encore in which Encore will establish schedule and confirm Configuration.

Orders shall be placed in accordance with the procedures set forth in Exhibit D, Encore Order Requirements. Encore agrees to accept all Orders from Amdahl which reflect correct Product configurations and price, and which conform to Exhibit D. Encore standard lead time for Product shipments is ninety (90) days. Orders received by Encore during the term of this Agreement must provide for delivery no later than 90 days after expiration of the term of this Agreement. The terms and conditions of this Agreement continue to apply to any such Orders. An Order will not be accepted by Encore for delivery of Products to Amdahl if the requested delivery date is one year or more from the date of receipt of the Order by Encore.

B.   ORDER PROCEDURE

The following Order procedure, which will be defined in more particularity in Exhibit J to be agreed by the parties and attached hereto, shall govern the placement of Orders by Amdahl hereunder:

     1. Not later than the first day of each calendar Quarter, Amdahl will place a firm Order with Encore for Products to be delivered by Encore to Amdahl in the following calendar Quarter. For example, for deliveries in the fourth Quarter, an Order must be placed by July first.

     2. Amdahl will provide an annual Forecast to Encore in writing of Amdahl's anticipated Product requirements for Orders expected to be placed for Product to be shipped in the following year. The Forecast will be provided by Amdahl to Encore no later than September thirtieth of each year for the following year's Orders. The Forecast will indicate Product to be ordered and shipped to Amdahl for each calendar Quarter of the following year.

C.   INITIAL ORDER

a. Amdahl commits to place firm Orders with Encore for the purchase of [*CONFIDENTIAL MATERIAL DELETED*] terabytes of Products from Encore; these Orders will provide for delivery of such Products by Encore to Amdahl during [*CONFIDENTIAL MATERIAL DELETED*].

D.   SUPPLIERS

The parties agree to work together cooperatively to negotiate the most favorable terms and conditions possible from Encore suppliers and Amdahl suppliers who provide Product subcomponents, software and/or other parts of the Product to Encore.

5.   ENCORE RESPONSIBILITY

Upon shipment of Products from Encore's facility, Amdahl acknowledges that Encore shall have no responsibility for installation and on-site maintenance. Encore is not responsible for the Product's individual and collective suitability for Amdahl's or Amdahl's customer's particular application.

6.   SPECIFICATIONS

Specifications applicable to the Products purchased under this Agreement shall be the Encore Product Specification for the Amdahl Branded Product contained in Exhibit B. The Product Specification may not be changed by Encore without Amdahl's consent.

7.   PRICES

A.   INITIAL PRICES

Prices that pertain to Orders placed under this Agreement shall be the prices set forth in Exhibit A attached hereto. These prices are firm fixed until [*CONFIDENTIAL MATERIAL DELETED*] and are offered to Amdahl in consideration of Amdahl's agreement to place firm orders with Encore for [*CONFIDENTIAL MATERIAL DELETED*] terabytes of Products under the terms of this Agreement for delivery to Amdahl no later than [*CONFIDENTIAL MATERIAL DELETED*] subject, however, to the provisions of Section 25 D.

B.   FUTURE PRICES

The procedure below will be followed by the parties to review and negotiate in good faith future prices for the Products:

     a. By September thirtieth of each year beginning in [*CONFIDENTIAL MATERIAL DELETED*], Encore and Amdahl will review and re-negotiate prices for the Products which shall be applicable for the first half of the following year.

     b. By March thirty-first of each year beginning in [*CONFIDENTIAL MATERIAL DELETED*], Encore and Amdahl will review and re-negotiate prices for the Products which shall be applicable for the last half of that year.

     c. Exhibit A will be amended to reflect any changes agreed by the parties during the review sessions described above. The parties may also amend Exhibit A to reflect the addition of new Products as agreed by the parties.

          Encore may discontinue a Product upon six (6) months prior written notice, provided it makes available to Amdahl, upon essentially the same terms and conditions as are contained in this Agreement, a follow-on or replacement product (including the Features and Functions specified in Section 2.E) with substantially the same form, fit, function and performance characteristics of the discontinued Product.

          Encore may also discontinue a Product if an Encore supplier discontinues supply of a Product part or component, and Encore is unable to find a substitute upon reasonable commercial terms. Encore will give notice of such discontinuance promptly upon receipt of such notice from the supplier.

     d. Orders placed by Amdahl will reflect the applicable price as of the date of the Order.

     e. Both parties acknowledge that the potential for rapid price decline in the storage system marketplace is very real. The parties agree to work cooperatively in good faith to seek to reduce future Product costs to Amdahl wherever possible.

     f. Encore agrees that future prices for Products sold to Amdahl shall be at least as favorable as those extended to any other Encore customer purchasing similar volumes of Encore Products under similar terms and conditions.

     g. If at any time the parties cannot reach agreement as to future prices pursuant to the negotiations contemplated above, then Encore agrees to extend the then-current pricing for Products for an additional six (6) month period conditioned upon receiving at the beginning of the period a firm purchase commitment from Amdahl for a quantity of at least [*CONFIDENTIAL MATERIAL DELETED*] percent [*CONFIDENTIAL MATERIAL DELETED*] (%) of Amdahl's volume commitment during the prior six (6) month period.

C.   SPECIAL QUOTES

Unless otherwise specified, any special quotes given by Encore at the request of Amdahl are valid for sixty (60) days.

8.   PRODUCT BRANDING

Encore agrees to attach to the Products the Amdahl Mark as specified in Exhibit E. Encore will provide Product branding as set forth in Exhibit E at no charge to Amdahl.

9.   ACCEPTANCE

Equipment final acceptance tests will be conducted by Encore's personnel using the Acceptance Test Procedures, attached hereto as Exhibit H, at Encore's facility. Amdahl has a right to review the procedure set forth in Exhibit H and to consult on any future changes proposed thereto by Encore. A certificate confirming that Products shipped have passed the Acceptance Tests will accompany the equipment when shipped. Amdahl shall have the right to inspect Products before shipment at any time upon prior written notice to Encore. Such acceptance testing and inspection shall not relieve Encore of its obligation to deliver Products that conform to applicable Product Specifications.

10.  SHIPMENT, RISK OF LOSS AND PACKING

Items ordered under this Agreement will be shipped F.O.B. point of origin Encore's facility. Title and risk of loss or damage shall pass to Amdahl upon shipment by Encore to Amdahl or its nominee from Encore's dock. Encore will obtain insurance for each shipment on Amdahl's behalf to protect against any loss or damage and Encore will bill back such charges to Amdahl on a per-order basis. If Products are damaged in shipment, Amdahl will report such damage to Encore in a timely fashion. Encore will then credit back to Amdahl the purchase price of the damaged
Product and proceed to make claim against the insurance policy on Amdahl's behalf.

Products shall be prepared for shipment by Encore using standard commercial practice for worldwide shipment in accordance with the Packaging Procedures attached hereto as Exhibit I. Special handling or special packing for shipment requested by Amdahl above and beyond these packing procedures will be subject to an additional charge. Encore will provide re-packing material to Amdahl upon request at Encore's cost for such materials.

Encore agrees to make drop shipments to Amdahl's customer if so requested in Amdahl's purchase Order.

11.  DOCUMENTATION AND SOFTWARE FOR STANDARD PRODUCTS

Encore will provide at no additional charge, one (1) set of diagnostic software, hardware documentation for purchased equipment, and programming reference documentation for standard software licenses purchased. Software Product classification, distribution media, and documentation content for these items will be in accordance with existing Encore media standards and distribution practice at the time of purchase by Amdahl. Encore will provide Amdahl with ninety (90) days prior notice before making any significant changes to Encore's current media standards and distribution practices.

Amdahl will have the following documentation reproduction rights:

Amdahl may reproduce all Product-related technical manuals which are wholly owned by Encore at no charge in conjunction with their use with Products purchased under the terms of this Agreement, so long as Amdahl reproduces all Encore copyright and proprietary notices contained in said documentation. For manuals which accompany Products obtained by Encore from third party vendors, reproduction rights will be dealt with on a case by case basis. Encore will pass through reproduction rights for all third party Products for which it has the right to do so, conditioned upon Amdahl's agreement to pay to Encore any royalty fees due and payable by Encore to such third parties by reason of Amdahl's copying of such documentation.

Amdahl may produce derivative works based on the Encore wholly-owned, Product-related documentation, so long as Amdahl agrees to reproduce Encore copyrights and proprietary notices contained in said documentation on all such derivative works made by Amdahl.

In addition, Encore will provide one set of appropriate media for those Products which Encore has available in an electronic format.

In the event that Amdahl requires additional hard copy replacement documentation, Encore will accommodate Amdahl's requests for such replacement documentation at Encore's reasonable cost.

12.  INSTALLATION, MAINTENANCE AND SUPPORT

A. Encore is not responsible for the installation, maintenance and support of the Products at Amdahl customer sites and shall bear none of the expenses for such installation.

B. Encore agrees to provide support services to Amdahl as set forth in Exhibit C. Encore will provide quotations for installation, and for maintenance and support services beyond those set forth in Exhibit C, at the request of Amdahl.

C. The service procedure used and/or the level of sparing of parts shall be agreed to by the parties no later than [*CONFIDENTIAL MATERIAL DELETED*].

D. Amdahl will provide first level service to Amdahl's customers for site installation and service. Amdahl will establish the mechanics for second level service for problem re-creation and resolution by Amdahl including the provision of fixes for "system down" conditions. Encore will provide personnel and expertise to assist with this function as agreed by the parties. Encore will provide third level support to Amdahl in the form of permanent fixes for hardware and software problems encountered by Amdahl.

E. Targets for timing, turnaround, and other like issues shall be agreed to by the parties no later than [*CONFIDENTIAL MATERIAL
DELETED*].

13.  TERMS OF PAYMENT

A. Products will be invoiced upon shipment. Payment shall be due from Amdahl within forty-five (45) days from date of receipt by Amdahl of a correct invoice [*CONFIDENTIAL MATERIAL DELETED*]. All payments shall be made in U.S. dollars. Each invoice shall, at a minimum, reference the Amdahl purchase Order number, part number, quantity, unit price and total price for the Order.

Amdahl shall have the right at any time to set off any amount due from Encore against any amount payable by Amdahl pursuant to any Order under this Agreement.

B. Prices do not include charges for taxes or shipping, which will be billed to Amdahl on a per-Order basis. Amdahl shall pay all taxes associated with the sale of Products and licensing of Software Products hereunder, exclusive of taxes based on Encore's income or net worth. Any tax Encore may be required to collect or pay upon the sale or delivery of Products, as well as all shipping charges for shipping of Products by Encore, shall be due from Amdahl and such sums shall be invoiced by Encore. If Amdahl wishes to claim a sales tax exemption, Amdahl must provide Encore with valid tax exemption certificates not less than thirty (30) days prior to shipment for those states where tax exempt deliveries are to be made.

14.  WARRANTY

A.   HARDWARE WARRANTY

Encore warrants that all hardware Products (including all beta systems and spares) will conform to their applicable specifications in Exhibit B and will be free of defects in material and workmanship. For [*CONFIDENTIAL MATERIAL DELETED*] from date of shipment, Encore will either repair or replace, at its option, parts which are defective due to non-conformity to specification or due to faulty workmanship or materials and which are returned by Amdahl to Encore. If after diligent efforts Encore is unable to correct the defect or provide a conforming replacement, Encore shall refund the purchase price paid by Amdahl for the non-conforming Product. Each party will pay its own costs of shipping for any Products shipped under the provisions of this Section 14A.

Amdahl shall be responsible for performing diagnostic tests on all failed Products to the extent possible to determine which modules and/or component assemblies appear defective. Amdahl shall return only those modules or component assemblies found to be defective to Encore for warranty service.

Warranty claims must be made by Amdahl in writing, citing purchase Order number or Product serial number and date. No equipment may be returned for warranty service without Encore's prior authorization. Amdahl agrees to request and receive return authorization prior to any Product being returned for repair, which Encore will issue in the form of a Customer Material Return Authorization ("CMRA").

This warranty does not apply to defects caused by accident, neglect, misuse, normal wear and tear, or alteration, or to Amdahl's improper integration, installation, or maintenance, nor does it apply to deterioration or damage to expendable storage materials such as paper or magnetic tapes, disc packs, or punched cards, nor does it apply to operating environment failure.

Where Amdahl has purchased a specific maintenance plan, repairs and corrective service relating to the warranty may be performed at Amdahl's site in accordance with the terms and conditions of the appropriate Encore maintenance agreement.

Except as provided in Section 15 D. below, the remedies set forth above in this subsection A are Amdahl's exclusive remedies under this Hardware Warranty.

B.   SOFTWARE WARRANTY

Encore warrants that all Software Products (including all Beta systems) will conform to their applicable specifications in Exhibit B and related reference documentation; this warranty shall not apply to immaterial non-conformities. Encore will correct all such reported nonconformities in unaltered Software Products for [*CONFIDENTIAL MATERIAL DELETED*] after date of shipment to Amdahl, provided such reports are made in accordance with Encore standard reporting procedures and that such nonconformities are confirmed by Encore. If, after diligent efforts, Encore is unable to make a correction within a reasonable time, Encore will, at its option, either replace the Software Products with a functionally similar Software Product or refund the fees paid by Amdahl for the nonconforming Software Products.

Without limiting Encore's obligation to supply Products that conform to applicable Product Specifications, Encore does not warrant that the Software Product will meet Amdahl's or Amdahl's customer's particular requirements, or that the operation of the Software Product will be error free.

This Software Warranty does not apply to Non-current Software
Products, nor does it apply to Run-Time Execution Licenses or VSP
Product Licenses purchased by Amdahl from Encore.

Except as provided in Section 15 D. below, the remedies set forth in this subsection B are Amdahl's exclusive remedies under this Software Warranty.

C.   SERVICES WARRANTY

Encore warrants that all services performed pursuant to Exhibit C of the Agreement shall be performed in a workmanlike manner in conformity with generally accepted computer industry standards.

15.  LIMITATION OF WARRANTY AND LIABILITY

A. EXCEPT FOR THE EXPRESS WARRANTIES STATED HEREIN, ENCORE GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, ON ANY ENCORE PRODUCTS, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND THE STATED EXPRESS REMEDIES FOR BREACH OF THE WARRANTIES SPECIFIED IN SECTION 14 ARE IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF ENCORE FOR DAMAGES FOR BREACH OF SAID WARRANTIES EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, INCLUDING BUT NOT LIMITED TO DIRECT, INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, SUCH AS INTERRUPTION OF BUSINESS OR ANY LOSS OF BUSINESS OR PROFITS, OR ANY EXPENSE EXPERIENCED BY AMDAHL OR ITS CUSTOMER ARISING OUT OF ANY DEFECT IN OR FAILURE OR INADEQUACY OF PERFORMANCE OF ANY PRODUCT FURNISHED BY ENCORE HEREUNDER.

B. EACH PARTY'S LIABILITY TO THE OTHER FOR DAMAGES CONCERNING PERFORMANCE OR NON-PERFORMANCE BY THE OTHER PARTY OR IN ANY WAY RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, SHALL NOT EXCEED THE GREATER OF [*CONFIDENTIAL MATERIAL DELETED*] DOLLARS ($[*CONFIDENTIAL MATERIAL DELETED*]) OR ONE AND ONE-HALF TIMES THE PURCHASE PRICE OF THE PARTICULAR PRODUCTS GIVING RISE TO THE CLAIM.

C.   NEITHER PARTY SHALL HAVE ANY LIABILITY HEREUNDER FOR
INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT
LIMITED TO, LOST BUSINESS OR LOST PROFITS, WHETHER FORESEEABLE OR
NOT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF
SUCH DAMAGES.

D.   EACH PARTY SHALL INDEMNIFY AND HOLD THE OTHER HARMLESS FROM
ANY LOSS OR DAMAGE ARISING FROM PERSONAL INJURY OR TANGIBLE
PROPERTY DAMAGE CAUSED BY THE NEGLIGENCE OF THE OTHER PARTY.

E.   NOTHING IN SECTION 15 B SHALL LIMIT EITHER PARTY'S
OBLIGATIONS OR LIABILITY FOR DAMAGES UNDER SECTION 15 D OR
SECTION 16.

F. ANYTHING TO THE CONTRARY IN THIS SECTION 15 NOTWITHSTANDING, ENCORE'S SOLE REMEDY AND AMDAHL'S SOLE LIABILITY FOR AMDAHL'S BREACH OF ITS OBLIGATION UNDER SECTION 4C SHALL BE LIMITED TO [*CONFIDENTIAL MATERIAL DELETED*]. ENCORE AGREES TO USE ITS BEST EFFORTS TO AVOID ALL SUCH COSTS UPON NOTIFICATION BY AMDAHL THAT IT WILL NOT FULFILL ITS OBLIGATION UNDER SECTION 4C; SUCH EFFORTS MAY INCLUDE CANCELLATION OF ORDERS FOR PARTS AND COMPONENTS, UTILIZATION OF PARTS OR COMPONENTS TO FILL ORDERS FOR OTHER CUSTOMERS, SALE OF SURPLUS PARTS OR COMPONENTS, ETC. ENCORE WILL CONSULT WITH AMDAHL WITH RESPECT TO ITS PROPOSED COST AVOIDANCE EFFORTS.

G. Both parties acknowledge and agree that there may be no adequate remedy at law for any breach of the representations, warranties and obligations specified herein and therefore, that upon such breach or any threat thereof, each party shall be entitled to appropriate equitable relief in addition to whatever remedies it may have at law.

16.  INTELLECTUAL PROPERTY REPRESENTATIONS AND INDEMNIFICATION

A. Encore represents and warrants that (i) to the best of Encore's knowledge and belief, none of the technology relating to any of the Products infringes the right of any third party; (ii) Encore is not aware of any claims or threatened claims against Encore relating to any such technology; and (iii) Encore will promptly notify Amdahl if Encore becomes a party to any such claim.

B. Encore shall, at its expense, settle or defend Amdahl against all claims asserted by any person that a Product infringes a patent, copyright or trade secret of a third party and Encore shall, without limitation, pay the costs, damages and attorneys' fees awarded against Amdahl in any such action, or incurred by Amdahl in any such settlement, provided that Encore shall have the exclusive right to control and conduct the defense and settlement of all such actions or claims. Each party agrees to notify the other promptly of any matters to which the foregoing indemnity may apply. Amdahl agrees to do all acts, at Encore's expense, that may be reasonably required by Encore in connection with such defense or settlement.

C. If a preliminary or final judgment shall be obtained against Amdahl's use or operation of the Product or any part thereof by reason of any alleged infringement, or if, in Encore's opinion, the Product is likely to become subject to a claim for infringement, Encore shall, at its expense, and option, either
(a) modify the Product so that it becomes non-infringing; or (b) procure for Amdahl the right to continue to use the Product; or
(c) substitute for the infringing Product another Product having a capability equivalent to the Product. In the event that the foregoing options are not reasonably available, upon Encore's written request Amdahl agrees to return the Product to Encore at Encore's expense, and Encore shall take back such Product and refund any sums Amdahl has paid Encore for the Product under this Agreement less a reasonable amount for use, damage and obsolescence. Encore shall have no liability for any claim based upon the combination, operation, or use of the Product with any equipment, device, or alteration to the Product not made by Encore if the Product would not have been infringing but for the combination. The foregoing states the entire liability of Encore for patent, copyright, and trade secret infringement.

D. The indemnification contained in subsections B and C above is hereby extended to include indemnification for the combination which results from coupling the Encore Product with an [*CONFIDENTIAL MATERIAL DELETED*] which will be used by Amdahl or its customers to directly connect the Encore Product to other computer systems or environments.

17.  COMPLIANCE WITH EXPORT REGULATIONS

Amdahl agrees that it will not export or re-export the Products and/or technical data in contravention of the Export Administration Act of 1979 of the United States of America, any amendments thereto, and any other statute or regulation promulgated by the United States Government regarding export and re-export of Products and/or technical data or the laws of any other country. Amdahl further agrees that it will obtain all export licenses required by said Act or laws prior to such export. Amdahl's purchase Order will contain notice of Amdahl's intention to export or re-export Products ordered hereunder. Encore agrees to actively participate in multi-listing activities for regulatory agencies.

18.  SOFTWARE LICENSE

A.   LICENSE GRANT

Encore warrants that it has the right to grant a license for the Software Products listed in Exhibit A to this Agreement for which licenses are offered hereunder.

Amdahl shall not have the right to decompile, disassemble or otherwise reverse engineer any Binary Software Product obtained hereunder.

a.   Amdahl Internal Use

Encore grants to Amdahl a personal, non-exclusive right and license to use, modify and enhance Binary Software Products in accordance with licenses purchased by Amdahl from Encore on Encore computer systems pursuant to the terms of this Agreement solely for Amdahl's internal use and not for data processing by any third party, so long as Amdahl executes a Schedule A in the form attached hereto as Exhibit F for each Binary Software Product license purchased. Amdahl agrees to make all reasonable efforts to forward each new Schedule A executed by Amdahl for additional Binary Software Product Licenses purchased hereunder by Amdahl to Encore's Contracts Department in a package to Encore at the end of each Quarter for all internal use licenses purchased during that Quarter. Amdahl agrees that the usage rights to be granted to Amdahl by Encore hereunder, pursuant to Amdahl's purchase Orders for same, will be governed by the license type purchased by Amdahl as described below in
Section 18.C.

b.   Amdahl Sublicensing

Amdahl may sublicense Binary Software Products in accordance with the following: Amdahl may provide utilization of Binary Software Products on the Designated Computer System ("DCS") to which it is licensed, to its customers or its subcontractors by sublicensing the Binary Software Products with the appropriate usage right purchased (as described in Section C below) in conjunction with the transfer of that DCS to Amdahl's customers or Amdahl's subcontractors provided: 1) that Amdahl effects execution by the sublicensee of a sublicense agreement with terms no less protective of Encore and its suppliers rights than those terms contained in Exhibit G of this Agreement ("Sublicense Agreement"); and 2) Amdahl makes all reasonable efforts to forward a copy of such agreement to Encore's Contracts Department within thirty (30) days of its execution. In cases where Amdahl's transferee is an agency of the United States government, licensing of the Binary Software Products may be accomplished by utilizing the government Restricted Rights in Commercial Technical Data and Computer Software as defined in FAR 52.227-7013, as may be amended from time to time. (Note: Binary Software Products shall be provided under the FAR with usage rights per computer ONLY, not per facility.)

If Amdahl becomes aware of a breach of a sublicense, then Amdahl shall take prompt, corrective action to remedy such breach and shall, in addition, notify Encore of such breach and the corrective action taken.

B.   LICENSE TERM AND FEE

The Binary Software Product Licenses granted hereunder shall be effective upon either: (i) Amdahl's execution of each Schedule A in the case of Amdahl's internal use, or (ii) upon Amdahl's customer's execution of the Sublicense Agreement in the case that the Binary Software Product is shipped to Amdahl's customer for such customer's use; said license shall remain in force unless sooner terminated under the provisions of this Agreement in the case of an Amdahl internal license, or in the case of Amdahl's customer under the provisions of the Sublicense Agreement.
Amdahl agrees to pay Encore the required license fee for each licensed Binary Software Product in accordance with the prices for Binary Software Product Licenses contained in Exhibit A on the payment terms set forth above. The price paid shall constitute payment of the license fee required for use on the basis of one (1) copy only of the licensed Binary Software Products in accordance with the usage rights purchased as set forth below in Section 18.C. Additional licenses must be purchased and the license usage fees must be paid for any expansion of the initial usage rights purchased by Amdahl or Amdahl's customer for use of the licensed Binary Software Products on the DCS to which the license pertains or for licenses on additional DCSs. Either a Schedule A in the case of an Amdahl internal license, or the respective customer's sublicense shall be amended respectively to reflect such additional usage rights at the time of purchase.

C.   USE OF PRODUCT

a.   Encore's Software Licensing Structure

Encore Binary Software Products are licensed by classification within a given operating environment. The following is a list of established classifications and operating environments for the purpose of defining licensing requirements for Binary Software Products on Encore computer systems. Each Binary Software Product has an assigned Software License Classification and Software Licensed Environment which defines the usage rights which are granted with the particular Binary Software Product. Software licensing is accomplished as follows:

XX-YYYY where

     XX   =    Software License Classification
     YYYY =    Software Licensed Environment

Software License Classifications (XX)

1.   Concurrent-Use License (CU)

     Authorization for a number of simultaneous usage's or invocations of a Binary Software Product within an Encore software licensed environment.

2.   Unlimited-Use License (UN)

     Authorization for unlimited usage's or invocations of a Binary Software Product within an Encore software licensed environment.

Software Licensed Environments (YYYY)

1.   System (SYST)

     A System consists of one or more subsystems that is administered as a single computing platform.

2.   Subsystem (SUBS)

     A Subsystem consists of a CPU-Board.

3.   Processor (PROC)

     A Processor consists of a single processor residing on a CPU-Board.

4.   Controller (CONT)

     A Controller is a hardware I/O device (e.g. Model 8523-444
     VME Serial Synchronous Controller).

5.   Terminal Server (TERM)
     (e.g. Model 8519-000, Terminal Server)

6.   Terminal Server Port (PORT)

     A Port is one serial channel located on a Terminal Server.

7.   Site License (SITE)

     A Site License is authorization for unlimited usage or invocations of a Binary Software Product on all systems sold by Encore residing at a single geographic location.

8.   Vendor Supported Product License (VSP or VEND)

     Licensing is arranged directly between the end user customer and the third party vendor.

D.   PROPRIETARY INFORMATION AND OWNERSHIP

Amdahl acknowledges that Encore represents that the licensed Binary Software Products and Source Software Products are considered to be the proprietary information of Encore and/or Encore's third party suppliers. Amdahl agrees that it will not reverse compile, reverse engineer, or disassemble the Binary Software Products.

Amdahl acknowledges that it will receive no title or ownership rights to the licensed Binary Software Products or Source Software Products furnished by Encore under this Agreement, or to any copies thereof made by Amdahl, including any copies generated from source code, which shall remain the property of Encore and Encore's suppliers. Nothing in this Agreement shall be interpreted as (i) transferring any right or title to the intellectual property in the Binary Software Products, Source Software Products, or any copies made thereof in whole or part, or (ii) conferring by right, estoppel or otherwise any license or right under any patent or trademark owned by Encore or its suppliers.

Amdahl agrees that it shall not print, or copy, in whole or in part, any Binary Software Products under this Agreement except:

a.   to enable Amdahl to understand the contents of the Binary
     Software Product;

b. to use and modify the Binary Software Product as contemplated under this Agreement;

c. to combine such with other programs or material for an updated work, provided that the updated work shall be deemed a licensed Binary Software Product subject to the terms and conditions of this Agreement; or

d.   for safekeeping and backup purposes.

The obligations of confidentiality and limitations on use shall survive the termination of this Agreement.

Amdahl agrees to reproduce the proprietary notices and/or copyright legends appearing on the original copies on all copies made by Amdahl under this Agreement.

Amdahl understands and agrees that the existence of any copyright notice on the Binary Software Products, packaging, or on terminal screens shall not be construed as an admission or presumption that the Binary Software Produce has been made publicly available.

E.   SECURITY

Amdahl agrees to treat the licensed Binary Software Products with the same degree of care with which it treats its own proprietary information. Amdahl will use all reasonable precautions and take all necessary steps to prevent the licensed Binary Software Products from being acquired by unauthorized persons.

Amdahl will take appropriate action, by instruction, agreement or otherwise, with any persons permitted access to the licensed Binary Software Products by Amdahl so as to enable Amdahl to satisfy its obligations regarding security of Software Products under this Agreement.

Amdahl shall not be liable for inadvertent or authorized use, publication or dissemination of proprietary information received hereunder provided that (i) Amdahl uses the same degree of care in safeguarding such information as it uses for its own information of like importance, and (ii) upon discovery of such inadvertent or unauthorized use, publication or dissemination, Amdahl shall endeavor to prevent any further inadvertent or unauthorized use, publication or dissemination.

Encore acknowledges that Amdahl may currently or in the future be developing proprietary information internally, or receiving proprietary information in confidence from third parties that may be similar to Encore's information. Accordingly, nothing in this Agreement shall be construed as a representation or inference that Amdahl will not develop products, systems or methods contemplated by Encore's information. Amdahl expressly agrees that it will not use Encore's proprietary information in such development unless specifically and expressly licensed to do so.

F.   RETURN OF SOFTWARE PRODUCTS

Upon termination of this Agreement and any licenses granted hereunder to Amdahl due to default by Amdahl, Amdahl shall immediately return the licensed Binary Software Products to Encore unencumbered, certifying in writing by an officer of Amdahl to Encore that all copies or partial copies have been returned or destroyed. Amdahl shall also certify in writing to Encore that all information and data relating to said licensed Binary Software Products stored in any CPU or other storage medium or facility which cannot be delivered to Encore has been purged of same. Sublicenses granted by Amdahl to its customers shall not be affected by termination of this Agreement so long as no breach of such sublicenses has occurred.

G.   DERIVATIVE WORKS AND COPIES

Amdahl shall have the right to make modifications to the Binary Software Products and to create derivative works thereof. Amdahl shall own any such modifications except as to third party Products where such ownership is not permitted by the third party, and subject to Encore's rights in the original work. Encore and its respective suppliers shall retain title to all Binary Software Products and all copyrights pertaining thereto, and to any copies made thereof, including any portion of the Binary Software Product contained in a modified, derivative or updated work, and also to the derivative work itself. Amdahl shall reproduce and include all copyright notices and other legends contained in the Binary Software Produce on all copies or partial copies made thereof. Any portion of the Binary Software Products contained in an undated, modified, or derivative work shall continue to be subject to the terms of this Section 18. Upon termination of any of the licenses granted pursuant to this
Section 18, Amdahl shall remove any portion of the Binary Software Product contained in any modified or derivative work for which said license has been terminated.

H.   PROCESSOR INOPERABILITY OR CHANGE

In the event that the original DCS to which the Binary Software
Product is licensed becomes inoperable, Amdahl is authorized to use the Binary Software Product on a back-up DCS until the originally licensed DCS is against operational.

Amdahl may change the DCS upon written notice to Encore so long as Amdahl pays any additional fees due for such change and executes any additional licensing documents required to reflect such changed license usage.

I.   SOURCE LICENSES

Any Source Software Product licenses which may be offered to Amdahl for purchase will be offered on the following terms:

Depending on the type of license being purchased, Amdahl will obtain the following rights:

a. If "UMAX V SOURCE" IS SPECIFIED ON EXHIBIT F, LICENSE SCHEDULE A, THE FOLLOWING USAGE RIGHTS APPLY: The UMAX V Source Software license restricts the use of the Source Software Products to the DCS only. Encore will not ship a UMAX V Source Software Product until a copy of the UNIX System Laboratories ("USL") license authorizing use of UNIX Source on the DCS has been received and verified by the Encore Contracts Department with USL. The right to use the UMAX V Source Software Product is personal, non-exclusive and non-transferable and is restricted for use on that DCS for which a UNIX Source license designation has been obtained by Amdahl from USL. The right to use the UMAX V Source Software Product on the USL approved Source DCS runs for the life of the system or until such time as the USL UNIX Source license for that DCS is terminated, or unless sooner terminated in accordance herewith.

Amdahl may modify the UMAX V Source Software Product for any purpose, provided that any portion thereof included in a modified work shall remain subject to all terms and conditions of the license. Amdahl may copy the UMAX V Source Software Product for backup purposes only. Encore shall not be liable for warranty or support of software derived from Amdahl's modifications made to Encore's UMAX V Source Software Product.

Binary derived from the UMAX V Source Software Product is restricted for use on the systems for which Binary usage rights have already been acquired; the provisions of Section 18 A above apply to any Binary code generated by Amdahl from the Source code. The prerequisite for a UMAX V Source Software Product License is the appropriate Binary license for that DCS.

The license right granted Amdahl hereunder to use the UMAX V Source Software Product is restricted solely and exclusively to Amdahl for its use on the DCS, in accordance with operating instructions provided by Encore. The UMAX V Source Software Products license may not be assigned, subleased, sublicensed, sold, offered for sale, disposed of, encumbered, or mortgaged by Amdahl. Amdahl agrees not to use the UMAX V Source Software Products at other Amdahl sites or companies on a service basis.

b. IF "SOURCE" IS SPECIFIED ON EXHIBIT F, LICENSE SCHEDULE A, THE FOLLOWING USAGE RIGHTS APPLY: The Source Single System license usage restricts the usage of the Source Software Products to the DCS. The right to use the Source Software Products on the designated system runs for the life of the system unless sooner terminated in accordance with the provisions hereof. Amdahl is granted a personal, non-exclusive, non-transferable right to use the Source Software Products on the DCS.

Amdahl may modify the Source Software Products for any purpose, provided that any portion thereof included in a modified work shall remain subject to all terms and conditions of this license. Amdahl may copy the Source Software Product for backup purposes only. Encore shall not be responsible for warranty or support of software derived from Amdahl's modifications made to Encore's Source Software Products.

Binary derived from the Source Software Product is restricted for use on the system(s) for which Binary usage rights have already been acquired; the provisions of Section 18 A above apply to Binary Software Products generated by Amdahl from Source Software Products. The prerequisite for a Source Single System license is the appropriate Binary license for that DCS.

The license right granted Amdahl hereunder to use the Source Software Products is restricted solely and exclusively to Amdahl for its use on the DCS, in accordance with operating instructions provided by Encore. The Source Software Products may not be assigned, subleased, sublicensed, sold, offered for sale, disposed of, encumbered, or mortgaged by Amdahl. Amdahl agrees not to use the Source Software Products at other Amdahl sites or companies on a service basis.

The following provisions of Section 18 above also apply to Source
Software Product Licenses purchased by Amdahl hereunder:
subsections E, F, G, and H.

19.  HEADINGS

Heading used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

20.  EXCUSABLE DELAYS

Encore shall not be held responsible for loss, damage or delay from any circumstances beyond its control including but not limited to the following: strikes, riots, fire, insurrection, war, the elements, embargoes, failure of carrier, inability to obtain transportation facilities, government requirements, changes in Amdahl's requirements, acts of God or the public enemy.

21.  LAW

The validity, performance and construction of these terms and conditions shall be covered by the laws of the State of Florida.
Each party agrees that it will perform its obligations in accordance with all applicable laws and implementing rules and regulations.

22.  NON-WAIVER

No delay or failure of either party in exercising any right hereunder, and no partial or single exercise thereof, shall be deemed of itself to constitute a waiver of such right or any other rights hereunder.

23.  SEVERABILITY

If any term or provision of this Agreement shall be found to be illegal or unenforceable, then, notwithstanding, this Agreement shall remain in full force and effect and such term or provision shall be deemed stricken.

24.  SUCCESSORS

All covenants, stipulations and promises in this Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns and legal representatives. Neither party shall have the right to assign or otherwise transfer its rights or obligations under this Agreement except with the written consent of the other party, provided, however, that a successor at interest by merger, by operation of law, assignment, purchase or otherwise of the entire business of either party, shall acquire all interest of such party hereunder, without the necessity of obtaining prior written consent. Any written consent required hereunder shall not be unreasonably withheld.

25.  TERMINATION

A.)  TERMINATION BY ENCORE

Encore shall have the right to terminate this Agreement and any Licenses granted hereunder upon the occurrence of any of the following events provided, with respect to a) or b) below, written notice by Encore is given to Amdahl, and Amdahl fails to remedy the cause of termination stated in such notice within thirty (30) days after receipt of such notice:

a. Amdahl neglects or fails to make any payment due Encore as and when due.

b. Amdahl breaches any material obligation imposed upon Amdahl by this Agreement.

c. Amdahl (i) makes an assignment for the benefit of creditors, or a receiver, trustee in bankruptcy or similar officer is appointed to take charge of all or part of its property; (ii) is adjudged a bankrupt; or (iii) assigns this Agreement in contravention of its terms.

B.   TERMINATION BY AMDAHL

Amdahl shall have the right to terminate this Agreement upon the occurrence of any of the following events provided, with respect to a) below, written notice by Amdahl is given to Encore, and Encore fails to remedy the cause of termination stated in such notice within thirty (30) days after receipt of such notice:

a. Encore breaches any of the material obligations imposed upon Encore by this Agreement.

b. Encore (i) makes an assignment for the benefit of creditors, or a receiver, trustee in bankruptcy or similar officer is appointed to take charge of all or part of its property; or (ii) is adjudged a bankrupt.

For purposes of this subsection B, each of the following events, among others, shall be considered a material breach by Encore:

     1. any of the Beta and/or General Availability Products or Feature/Functions to be delivered or made available by Encore to Amdahl in accordance with the schedules set forth in Section 2D subsection a.) or Section 2E fails to meet the Product Specification for a period of sixty (60) days after the date of its scheduled delivery or availability.

     2.   Encore is unable for any reason to materially deliver
     Products for a period of more than ninety (90) days after the original shipment date for Orders accepted by Encore.

C.   EFFECT ON LICENSES

In the event of termination, except as otherwise provided in this Agreement, Encore may cancel any or all of the licenses granted to Amdahl hereunder for any Software Product except that Amdahl shall be entitled to retain sufficient licenses to provide for the fulfillment of Amdahl's obligations under maintenance and support agreements, and the software sublicenses granted by Amdahl to Amdahl's customers which are in force at the time of such termination and which are not in default shall survive.
Upon satisfactory completion by Amdahl of all maintenance obligations in existence at the time of termination, the licenses referred to in this subparagraph shall cease.

D.   ADDITIONAL AMDAHL REMEDIES

a. In the event that Encore delays the schedule for delivery or availability of any of the Products or Feature/Functions set forth in either Section 2D subsection a. or Section 2E, then
Amdahl's commitment to purchase Product in [*CONFIDENTIAL
MATERIAL DELETED*] contained in Section 4C and its rights and Encore's obligations under Section 2B shall be extended on a day-for-day basis (without double counting) for each day the scheduled dates are delayed.

b. In the event that Encore licenses the feature and function differentiation set forth in Section 2B subsection a. to another party in contravention of the terms of that subsection, then Amdahl shall be relieved of its obligations to purchase Product as set forth in Section 4C.

c. In the event that Encore does not obtain an extension through December 31, 1994 of its Revolving Loan Agreement by May 1, 1994, then Amdahl will be entitled to terminate this Agreement by notice to Encore no later than June 30, 1994.

26.  PUBLICITY AND ANNOUNCEMENTS

A.   CONSENT REQUIRED

Prior to publication, each party agrees to obtain the consent of the other party as to the content of any press release, any advertising or any other external promotion referencing the other party.

B.   NATURE OF AGREEMENT

For purposes of this Section 26, the parties agree that the specific terms of this Agreement are proprietary and may not be disclosed by either party without the written consent of the other except as may be required by law or in connection with a corporate transaction including financing or a sale of assets. Each party is free, however, to disclose the general existence of this Agreement and the relationship between the parties.

27.  ESCROW AND MANUFACTURING RIGHTS

a. Encore agrees to grant Amdahl a non-exclusive license to manufacture the Product upon the occurrence of either of the following events:

     1. Encore (i) makes an assignment for the benefit of creditors, or a receiver, trustee in bankruptcy or similar officer is appointed to take charge of all or part of its property; or (ii) is adjudged a bankrupt;

     2. As a result of a catastrophic disaster, Encore is unable to deliver Product for Orders placed by Amdahl in accordance with Section 4 for a period of more than ninety (90) days after acceptance of such Orders by Encore, and Encore is unable to cure such inability to deliver within the ninety (90) day period.

b. Encore also agrees to place in an escrow deposit, at the election of Amdahl, Product documentation for purposes of enabling Amdahl to effectively utilize its license to manufacture the Products. The fees payable by Amdahl to Encore in the event that Amdahl makes such election for escrow shall be calculated to cover Encore's reasonable costs to initiate and maintain the escrow, and shall be no greater than:

Initial Deposit and first year's semi-annual update------$[*CONFIDENTIAL MATERIAL DELETED*]

Semi-annual updates during each succeeding year--$[*CONFIDENTIAL
MATERIAL DELETED*]

Encore agrees that in the event that Encore establishes a similar escrow deposit for the Product for another Encore customer, Encore agrees to reduce each of the escrow charges to Amdahl stated above by [*CONFIDENTIAL MATERIAL DELETED*] percent
([*CONFIDENTIAL MATERIAL DELETED*]%).

c. The parties agree that the specific terms of the manufacturing license and escrow agreement shall be mutually agreed between the parties no later than April 30, 1994. These documents will reflect the provisions specified in subsections a) and b) of this Section 27 and provisions reasonably incident thereto, and otherwise will contain standard terms and conditions. If the parties cannot agree upon the terms and conditions of these documents, they will refer the matter to a mutually agreeable attorney experienced in these matters whose decision as to the terms and conditions of the documents will be final. The parties will share the cost of any such attorney.

28.  SURVIVAL OF TERMS

Notwithstanding anything to the contrary that may be contained herein, in the event of any termination or expiration of this Agreement, the payment obligations, confidentiality provisions and any other provisions which by their terms are to be performed or complied with subsequent to the expiration or other termination of this Agreement shall survive and continue in full force and effect. The termination of this Agreement for any reason shall be without prejudice to, and shall not effect, the right of either party to recover from the other any and all damages to which either may be entitled therefor, or any other rights of either in connection therewith, and all such rights of both shall survive such termination.

29.  DISPUTE RESOLUTION

The parties hereby agree that any disputes which arise between them which cannot be resolved in the normal course of business between the parties will be elevated through an escalation process to be agreed between the parties to the Chief Executive Officers of each party who will together seek a resolution of the problem. The Chief Executive Officers will attempt in good faith to resolve the dispute between them without need for further process. If the Chief Executive Officers jointly conclude that such a resolution is not possible, then each party is free to pursue its rights and remedies at law.

30.  CONFIDENTIALITY

Amdahl understands that the Binary Software Products listed in Exhibit A as well as any Source Software Products licensed hereunder, and any and all corrections and enhancements to the Binary Software Products and/or Source Software Products made by Encore or its suppliers include confidential data and expertise which are claimed as trade secrets or other proprietary information of Encore and its suppliers. Amdahl agrees to take adequate precaution to prevent unauthorized disclosure of information relating to such Software Products which are clearly marked as Proprietary or Confidential and to maintain the confidential nature of such information to the same extent that it protects its own proprietary information. Encore understands that Amdahl will necessarily disclose to prospective and existing customers user's manuals. Specifications, and such information as is customarily disseminated as may be necessary to explain the nature and function of the Binary Software Products, and to allow their effective utilization by customers, and hereby authorizes such disclosures, so long as the disclosure is made in, at minimum, the same manner and under the same terms as Amdahl utilizes with respect to its own proprietary information of a similar nature.

Each party hereto understands that the other party may from time to time furnish information and documentation in addition to the Binary Software Products and/or Source Software Products and Related Materials to the other in conjunction with the implementation of the terms of this Agreement, which information may include confidential data and expertise which are claimed as trade secrets or proprietary information of the providing party. This information may include, but is not limited to, customer lists, future product plans, financial information and the like. The receiving party agrees not to disclose such information and to protect said information consistent with the protection afforded the receiving party's own proprietary information. The receiving party will have no liability for inadvertent or accidental disclosure so long as the receiving party has taken all reasonable precautions to protect against such disclosure consistent with the receiving party's protection of its own confidential and proprietary information of like nature. The obligations of this Section shall not extend to (a) information which now or hereafter may be in the public domain by acts not attributable to the recipient, (b) information that is independently developed by the recipient, (c) information that is received by either party from a source other than the other party and without restrictions, and (d) information furnished to others by the disclosing party without restriction or disclosure.

31.  INSURANCE

Both parties shall at their sole cost and expense maintain at all times during the term of this Agreement a policy or policies of Comprehensive General Liability Insurance, including broad form contractual liability and products and completed operations coverage, with limits of [*CONFIDENTIAL MATERIAL DELETED*] Million Dollars ($[*CONFIDENTIAL MATERIAL DELETED*]) bodily injury/property damage.

These policies shall be placed by each company with an insurance company rated not less than A(VII) in the A.M. Best Company Rating Guide. Such policies shall not be canceled or materially changed without thirty (30) days prior written notice to the other party. Each party shall deliver to the other certificate(s) of insurance evidencing that the above policies are in full force and effect.

32.  GENERAL

This Agreement, together with the Exhibits attached hereto, constitutes the entire agreement between the parties and supersedes all prior proposals, negotiations and communications, whether oral or written, relating to the subject matter of this Agreement.

This Agreement shall prevail notwithstanding any variations or additions in any Order or any other document submitted by Amdahl. No deviation to the terms and conditions of this Agreement shall be binding upon Encore unless specifically set forth in writing and signed by an authorized representative of Encore. The effective date of this Agreement is the date it is accepted and entered into by Encore.

The parties have read this Agreement, including any attachments hereto, understand it and agree to be bound by all its terms.


This Agreement is accepted by:

AMDAHL CORPORATION                      ENCORE COMPUTER
                                         CORPORATION



By:   /s/ E. Williams              By:    /s/ T. Mark Morley

Title:   V.P.                      Title:    V.P.

Date:     3/24/94                  Date:     3/24/94







                            EXHIBIT A






                ENCORE STORAGE PRODUCTS AND PRICES




           [*CONFIDENTIAL MATERIAL DELETED*] Price List


                                            Cache                  Amdahl
                        Capacity   Size     #OEMI         Amdhal    [CMD]
  Description           [CMD]     [CMD]    Channels       Cost

  [CMD]    Model 1      [CMD]     [CMD]    [CMD]         [CMD]      [CMD]

  Mid-Range [CMD] Including:

  [CMD]  [CMD] Cabinet

  [CMD]  [CMD] Processor Module

  [CMD]  [CMD] CACHE Module

  [CMD]  Memory Channel Interconnect

  [CMD]  [CMD] OEMI Channel Module

  [CMD]  [CDM] SCSI Interconnect Bundle

  [CMD]  [CMD] Storage Module

  [CMD]  [CMD] Disk Storage Bundle

  [CMD]  Infinity SP Software Bundle

  [CMD]  QIC Tape

  [CMD]  Operator's Console

  [CMD] Warranty

  [CMD] Model 2    [CMD]        [CMD]      [CMD]         [CMD]         [CMD]


  High-Performance/Capacity [CMD]
  including:

  [CMD]  [CMD] Cabinet
  [CMD]  [CMD] SP Processor Module

  [CMD]  [CMD] CACHE Module

  [CMD]  Memory Channel Interconnect
  [CMD]  [CMD] OEMI Channel Module

  [CMD]  [CMD] SCSI Interconnect Bundle

  [CMD]  [CMD] Storage Module
  [CMD] [CMD] Disk Storage Bundle

  [CMD]  [CMD] Software Bundle

  [CMD]  QIC Tape

  [CMD]  Operator's Console
     [CMD] Warranty


Options

                                      Capacity        # Slots         Amdahl
  Description                          (MB)          Reqiured        Cost


  [CMD] Channel Module                  NA          [CMD]            [CMD]

  [CMD] CACHE Module                    [CMD]       [CMD]            [CMD]

  [CMD] CACHE Module                    [CMD]       [CMD]            [CMD]
  [CMD]                                 [CMD]       [CMD]            [CMD]


                 PRICING FOR ALPHA, BETA AND PROTOTYPE SYSTEMS

ALPHA AND ENGINEERING PROTOTYPE SYSTEM PRICING:

The  price  for   each  Alpha  and  Prototype   system  with  the
configurations  as set  forth  below is  [*CONFIDENTIAL  MATERIAL
DELETED*].

ALPHA SYSTEM CONFIGURATION:

[CMD]     Cabinet
[CMD]     [CMD] Disk Drawers with Disks
[CMD]     [CMD] Chasis
[CMD]     Boot Disk/Maintenance Tape Module
[CMD]     SCSI Boot Chasis
[CMD]     [CMD] SCSI Controllers
[CMD]     OEMI Channel
[CMD]     CPU Board
[CMD]     [CMD]
[CMD]     Software Bundle
[CMD]     Operator's Console

ENGINEERING PROTOTYPE SYSTEM CONFIGURATION:

[CMD]     Cabinet
[CMD]     [CMD] Disk Drawers with Disks
[CMD]     [CMD] Chasis
[CMD]     Boot Disk/Maintenance Tape Module
[CMD]     SCSI Boot Chasis
[CMD]     [CMD] SCSI Controllers
[CMD]     OEMI Channel
[CMD]     CPU Board
[CMD]     [CMD]
[CMD]     Software Bundle
[CMD]     Operator's Console

BETA SYSTEM PRICING:

The price for each Beta System with the configuration as set forth below is [*CONFIDENTIAL MATERIAL DELETED*].

BETA SYSTEM CONFIGURATION:

[CMD]     Cabinet
[CMD]     Processor Modules
[CMD]     Cache Modules
[CMD]     Memory Channel Interconnect
[CMD]     [CMD] OEMI Channel Modules
[CMD]     [CMD] SCSI Interconnect Bundle
[CMD]     [CMD] Storage Module
[CMD]     [CMD] Disk Storage Bunldes
[CMD]     Software Bundle
[CMD]     QIC Tape
[CMD]     Operator's Console

SPARES KITS FOR ALPHA AND ENGINEERING PROTOTYPE SYSTEMS:

There  will be  [*CONFIDENTIAL MATERIAL  DELETED*] for  the Spare
Kits and On-Loan Kits defined below:

Alpha/Engineering Prototype Spare Kit:                Quantity 3)

1    [CMD] Controller
1    [CMD] Controller
1    Software Bundle
1    Boot Disk/Maintenance Tape
1    [CMD]

On-Loan Board Kit for Alpha and Engineering Prototype
Systems:                                             (Quantity 3)

1    CPU Board
1    [CMD] Board

On-Loan Ops Kit:                                     (Quantity 1)

1    Operator Console





                            EXHIBIT B



               ENCORE STORAGE PRODUCT SPECIFICATION
                    FOR AMDAHL BRANDED PRODUCT




























                              ENCORE
                         STORAGE PRODUCT
                          SPECIFICATION

                             3/24/94





                      ENCORE STORAGE PRODUCT

                        Table of Contents

Specification History . . . . . . . . . . . . . . . . . . . . . 1

Product Objectives  . . . . . . . . . . . . . . . . . . . . . . 1

Architectural Overview  . . . . . . . . . . . . . . . . . . . . 1

Product Description . . . . . . . . . . . . . . . . . . . . . . 2

Product Configurations  . . . . . . . . . . . . . . . . . . . . 3

     Model 1

     Model 2

     Model 3

Product Pricing . . . . . . . . . . . . . . . . . . . . . . . . 5

     Infinity SP Model 1

     Infinity SP Model 2

     Infinity SP Model 3

     Engineering Prototype  . . . . . . . . . . . . . . . . . . 6

     Alpha Systems  . . . . . . . . . . . . . . . . . . . . . . 7

     Beta Systems . . . . . . . . . . . . . . . . . . . . . . . 7

Availability/Reliability  . . . . . . . . . . . . . . . . . . . 7

Serviceability/Maintenance  . . . . . . . . . . . . . . . . . . 8

Compatibility . . . . . . . . . . . . . . . . . . . . . . . . . 9

     Control Unit Image

     Channel Protocols

     Configuration

     Features

     ESCON Compatibility

     Functional Software





               Encore Storage Product Specification

Specification History

     Amdahl  and  Encore have  sued  the  [*CONFIDENTIAL MATERIAL
     DELETED*]   to  define   and   drive   our   joint   product
     specifications.

     Amdahl  has the  exclusive right  to use  the [*CONFIDENTIAL
     MATERIAL DELETED*]  name.  In all further  references to the
     Product  in   this  document  the   [*CONFIDENTIAL  MATERIAL
     DELETED*] will be assumed to be the same.

Product Objectives

     The  Product  will provide  DASD  support  to large  systems
     operating  under  the   [*CONFIDENTIAL  MATERIAL   DELETED*]
     system.

     The Product objectives are:

     1. Provide systems storage access by attaching to an [*CONFIDENTIAL MATERIAL DELETED*]

     2.   Provide  access  to   data  in  either   [*CONFIDENTIAL
          MATERIAL   DELETED*]   to  systems   of  [*CONFIDENTIAL
          MATERIAL DELETED*].

     3.   Provide high availability storage configurations.

     4.   Provide   "[*CONFIDENTIAL   MATERIAL  DELETED*] compatible", and
     "[*CONFIDENTIAL MATERIAL DELETED*] compatible" high performance/large capacity storage offerings.

Architectural Overview

     The product will consist of [*CONFIDENTIAL MATERIAL DELETED*] to form one system. Each computer, hereafter call a "node", will include a [*CONFIDENTIAL MATERIAL DELETED*], an [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*] controllers, and [*CONFIDENTIAL MATERIAL DELETED*]. The [*CONFIDENTIAL MATERIAL DELETED*] will be interconnected by [*CONFIDENTIAL MATERIAL DELETED*].

     Each node will run [*CONFIDENTIAL MATERIAL DELETED*] and will be capable of [*CONFIDENTIAL MATERIAL DELETED*].

     Each node will control [*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*] will bus together the [*CONFIDENTIAL MATERIAL DELETED*]. [*CONFIDENTIAL MATERIAL DELETED*] will be located in this [*CONFIDENTIAL MATERIAL DELETED*] and will allow the [*CONFIDENTIAL MATERIAL DELETED*]. Alternate [*CONFIDENTIAL MATERIAL DELETED*] will be accommodated to allow [*CONFIDENTIAL MATERIAL DELETED*].

     The [*CONFIDENTIAL MATERIAL DELETED*] will be a software program running on [*CONFIDENTIAL MATERIAL DELETED*]. The [*CONFIDENTIAL MATERIAL DELETED*] will correspond to the [*CONFIDENTIAL MATERIAL DELETED*] attached to that node. [*CONFIDENTIAL MATERIAL DELETED*].

     The  [*CONFIDENTIAL  MATERIAL  DELETED*]  will  control  the
     [*CONFIDENTIAL   MATERIAL   DELETED*]    via   the    Encore
     [*CONFIDENTIAL MATERIAL DELETED*].

     Despite operations as a storage controller, the system will [*CONFIDENTIAL MATERIAL DELETED*].

     Refer to diagrams in Appendix D

Product Description

     Cabinet, Chassis

        Cabinet - The cabinet requires a total area (including maintenance areas) of [*CONFIDENTIAL MATERIAL DELETED*] Sq. Ft. Cabinet dimensions are [*CONFIDENTIAL MATERIAL DELETED*] in high, [*CONFIDENTIAL MATERIAL DELETED*] in wide, and [*CONFIDENTIAL MATERIAL DELETED*] in deep.

        Chassis - [*CONFIDENTIAL MATERIAL DELETED*] backplanes

     Processor Board

        Single board computer [*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*] CACHE Module

        Memory subsystem with [*CONFIDENTIAL MATERIAL DELETED*].

     OEMI Channel Module

        [*CONFIDENTIAL   MATERIAL   DELETED*]   with    associated
        cabling.

     [*CONFIDENTIAL MATERIAL DELETED*] Controller interfaces

     [*CONFIDENTIAL MATERIAL DELETED*] controllers with required cabling and interconnects.

     [*CONFIDENTIAL MATERIAL DELETED*]GB Disk Storage

     [*CONFIDENTIAL MATERIAL DELETED*] disk drives.

        The Product's disk storage can be optionally defined as [*CONFIDENTIAL MATERIAL DELETED*] configurations.

    Software Bundle

        [*CONFIDENTIAL MATERIAL DELETED*].

Product Configurations

     The Product will be delivered as three models. The models will contain [*CONFIDENTIAL MATERIAL DELETED*] GB, [*CONFIDENTIAL MATERIAL DELETED*] GB and [*CONFIDENTIAL MATERIAL DELETED*] total storage capacity and will [*CONFIDENTIAL MATERIAL DELETED*] components.


 Model 1:
      Standard                   Optional
      [CMD] MB Cache             [CMD] MB or [CMD] MB CACHE
                                 Modules configurable in [CMD]
                                 MB or [CMD] MB increments

      [CMD] OEMI Channels        [CMD] OEMI Channel Modules
                                 configurable in [CMD] OEMI
                                 Channel increments

      [CMD] GB Storage           [CMD] GB Increments

 Model 2:

      Standard                   Optional
      [CMD] MB Cache             [CMD] MB or [CMD] MB CACHE
                                 Modules configurable in [CMD]
                                 MB or [CMD] MB increments

      [CMD] OEMI Channels        [CMD] OEMI Channel Modules
                                 configurable in [CMD] OEMI
                                 Channel increments
      [CMD] GB Storage           [CMD] GB Increments

 Model 3:

      Standard                   Optional
      [CMD] GB Cache             [CMD] MB or [CMD] MB CACHE
                                 Modules configurable in [CMD]
                                 MB or [CMD] MB increments
      [CMD] OEMI Channels        [CMD] OEMI Channel Modules
                                 configurable in [CMD] OEMI
                                 Channel increments

      [CMD] Storage           [CMD] GB Increments

For each model above, the following configuration guidelines apply:

Model 1  and 2 have [*CONFIDENTIAL  MATERIAL DELETED*] available,
configures  as [*CONFIDENTIAL  MATERIAL DELETED*].   Model  3 has
[*CONFIDENTIAL  MATERIAL  DELETED*]   available,  configured   as
[*CONFIDENTIAL MATERIAL DELETED*].

A total of [*CONFIDENTIAL MATERIAL DELETED*] within the Model 1 controller, allocated as [*CONFIDENTIAL MATERIAL DELETED*] side.
Each [*CONFIDENTIAL MATERIAL DELETED*] is configured as follows

     [*CONFIDENTIAL MATERIAL DELETED*] for Processor Board [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL MATERIAL DELETED*] MB CACHE
     [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL MATERIAL DELETED*] Channel Module
     [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL MATERIAL DELETED*] Controller interfaces
     [*CONFIDENTIAL MATERIAL DELETED*] per [*CONFIDENTIAL MATERIAL DELETED*] are available for option expansion

A total of [*CONFIDENTIAL MATERIAL  DELETED*] within the Model  2 controller, allocated as [*CONFIDENTIAL MATERIAL DELETED*].  Each
[*CONFIDENTIAL MATERIAL DELETED*] is configured as follows:

     [*CONFIDENTIAL MATERIAL DELETED*] for Processor Board [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL MATERIAL DELETED*] MB CACHE
     [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL MATERIAL DELETED*] Channel Modules
     [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL MATERIAL DELETED*] Controller interfaces
     [*CONFIDENTIAL MATERIAL DELETED*] per controller side are available for option expansion

A total of [*CONFIDENTIAL MATERIAL DELETED*] within the Model 3 controller, allocated as [*CONFIDENTIAL MATERIAL DELETED*]. Each
[*CONFIDENTIAL MATERIAL DELETED*] is configured as follows:

     [*CONFIDENTIAL MATERIAL DELETED*] for Processor Board [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL MATERIAL DELETED*] MB CACHE
     [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL MATERIAL DELETED*] Channel Modules
     [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL MATERIAL DELETED*] Controller interfaces
     [*CONFIDENTIAL MATERIAL DELETED*] are available for option expansion

     When  expanding the [*CONFIDENTIAL MATERIAL DELETED*] or the number  of [*CONFIDENTIAL  MATERIAL DELETED*]  Channels, the
     expansion  must  be  done   in  a  [*CONFIDENTIAL   MATERIAL
     DELETED*].


 [CMD]Expansion          Model 1     Model 2       Model 3

 Minimum                 [CMD] MB    [CMD] MB      [CMD] MB

 Maximum (total/node)    [CMD] GB    [CMD] GB      [CMD] GB

 [CMD] Channel           Model 1     Model 2       Model 3
 Expansion

 Minimum                 [CMD]       [CMD]         [CMD]

 Maximum (total/node)    [CMD]       [CMD]         [CMD]

Product Pricing

                                                                   Amdahl
                       Capacity     Cache      #OEMI
 Description             (GB)        (MB)     Channels     Cost          $/MB

 [CMD] Model 1           [CMD]      [CMD]      [CMD]          [CMD]     [CMD]

 [CMD] Model 2           [CMD]      [CMD]      [CMD]          [CMD]     [CMD]

 [CMD] Model 3           [CMD]      [CMD]      [CMD]          [CMD]     [CMD]

Options:
                                                #
                                   Capacity   Slots     Amdahl
 Description                         (MB)      Req.      Cost

 [CMD] OEMI Channel Module          [CMD]     [CMD]     [CMD]
 [CMD] CACHE Module                 [CMD]     [CMD]     [CMD]

 [CMD] CACHE Module                 [CMD]     [CMD]     [CMD]

 [CMD] Disk Storage [CMD]           [CMD]     [CMD]     [CMD]

Additional features and options beyond the above have not been determined or priced.


[CDM] Model 1:

     [CMD]     Cabinet
     [CMD]     [CMD] Module
     [CMD]     [CMD] CACHE Module
     [CMD]     [CMD] Channel Interconnect
     [CMD]     [CMD] OEMI Channel Module
     [CMD]     [CMD] Interconnect Bundle
     [CMD]     [CMD] Storage Module
     [CMD]     [CMD] Disk Storage Bundle
     [CMD]     Software Bundle
     [CMD]     QIC Tape
     [CMD]     Operator's Console

[CMD] Model 2:

     [CMD]     Cabinet
     [CMD]     Processor Module
     [CMD]     [CMD] CACHE Module
     [CMD]     Memory Channel Interconnect
     [CMD]     Dual OEMI Channel Module
     [CMD]     [CMD] SCSI Interconnect Bundle
     [CMD]     [CMD] Storage Module
     [CMD]     [CMD] Disk Storage Bundle
     [CMD]     Software Bundle
     [CMD]     QIC Tape
     [CMD]     Operator's Console

[CMD] Model 3:

     [CMD]     Cabinet
     [CMD]     Processor Module
     [CMD]     [CMD] CACHE Module
     [CMD]     [CMD] Channel Interconnect
     [CMD]     [CMD] OEMI Channel Module
     [CMD]     [CMD] Interconnect Bundle
     [CMD]     [CMD] Storage Module
     [CMD]     [CMD] Disk Storage Bundle
     [CMD]     Software Bundle
     [CMD]     QIC Tape
     [CMD]     Operator's Console

Below are the definitions for the Engineering Prototype, Alpha and Beta systems for Amdahl

Engineering Prototype

     [CMD]     Cabinet
     [CMD]     [CMD] Disk Drawers with Disks
     [CMD]     [CMD] Chassis
     [CMD]     Book Disk/Maintenance Tape Module
     [CMD]     [CMD] Boot Chassis
     [CMD]     [CMD] Channel SCSI Controllers
     [CMD]     OEMI Channel
     [CMD]     CPU Board
     [CMD]     [CMD]
     [CMD]     Software Bundle
     [CMD]     Operator's Console

Alpha Systems

     [CMD]     Cabinet
     [CMD]     [CMD] Disk Drawers with Disks
     [CMD]     [CMD] Chassis
     [CMD]     Book Disk/Maintenance Tape Module
     [CMD]     [CMD] Boot Chassis
     [CMD]     [CMD] Controllers
     [CMD]     OEMI Channel
     [CMD]     CPU Board
     [CMD]     [CMD]
     [CMD]     Software Bundle
     [CMD]     Operator's Console

Beta Systems

     [CMD]     Cabinet
     [CMD]     Processor Modules
     [CMD]     Cache Modules
     [CMD]     [CMD] Channel Interconnect
     [CMD]     [CMD] OEMI Channel Modules
     [CMD]     [CMD] Interconnect Bundle
     [CMD]     [CMD] Storage Module
     [CMD]     [CMD] Disk Storage Bundles
     [CMD]     Software Bundle
     [CMD]     QIC Tape
     [CMD]     Operator's Console

Availability/Reliability

     Encore commits that the Products, when properly configured, will either exhibit a reliability factor such that no more than [*CONFIDENTIAL MATERIAL DELETED*] of the Amdahl installed base will experience hard failures which are
     accompanied  by  loss  of  access   to  data  in  any  given
     [*CONFIDENTIAL MATERIAL DELETED*], or, data will be available to customer [*CONFIDENTIAL MATERIAL DELETED*] of the time. Availability is the ratio of the total uptime of the Product units to the sum of the total uptime and downtime of those units.

     Encore commits to achieve a minimum of [*CONFIDENTIAL MATERIAL DELETED*] hours mean time between failure ("MTBF") factor for the Product. The method to be used by the parties to calculate the MTBF achieved by Encore shall be mutually agreed by Encore and Amdahl.

     Encore and  Amdahl will  jointly address the  [*CONFIDENTIAL
     MATERIAL DELETED*] by proactively working with [*CONFIDENTIAL MATERIAL DELETED*] on creating a methodology to favorably report the Product's [*CONFIDENTIAL MATERIAL DELETED*].

     Availability on the Product is achieved through [*CONFIDENTIAL MATERIAL DELETED*] except [*CONFIDENTIAL MATERIAL DELETED*] where [*CONFIDENTIAL MATERIAL DELETED*] is implemented. Configurations must include [*CONFIDENTIAL MATERIAL DELETED*] in order to achieve high availability through the elimination of [*CONFIDENTIAL MATERIAL DELETED*] of failure. In addition, uninterruptible power is a precondition to data accessibility.

Serviceability/Maintenance

     Encore implements its [*CONFIDENTIAL MATERIAL DELETED*] through:

     1.   A [*CONFIDENTIAL MATERIAL DELETED*] policy

     2.   High-level [*CONFIDENTIAL MATERIAL DELETED*] emphasis

     3.   A   [*CONFIDENTIAL   MATERIAL  DELETED*]   approach  to
          availability [*CONFIDENTIAL MATERIAL DELETED*]

     4.   High-level  [*CONFIDENTIAL   MATERIAL  DELETED*]  (e.g.
          [*CONFIDENTIAL MATERIAL DELETED*], etc.)

     The overall objective is high availability and minimal downtime.

     The Reliability/Serviceability/Availability  features of the
     Product result from the [*CONFIDENTIAL MATERIAL DELETED*] subsystems.

Serviceability:

     The  Product's  subsystems  share   [*CONFIDENTIAL  MATERIAL
     DELETED*].

     The service philosophy is centered around subsystems that are considered [*CONFIDENTIAL MATERIAL DELETED*]. These may be [*CONFIDENTIAL MATERIAL DELETED*] of the configuration.

     Hardware  upgrades may be [*CONFIDENTIAL MATERIAL DELETED*].
     Intermediate   versions   of  software   are  [*CONFIDENTIAL
     MATERIAL DELETED*].  Upgrades may be [*CONFIDENTIAL MATERIAL
     DELETED*] of the Product.

     The Product will allow an operator to  perform the following
     [*CONFIDENTIAL MATERIAL DELETED*]:

         [*CONFIDENTIAL MATERIAL DELETED*] channel interfaces [*CONFIDENTIAL MATERIAL DELETED*] a channel interface [*CONFIDENTIAL MATERIAL DELETED*] of the product; i.e.
          [*CONFIDENTIAL MATERIAL DELETED*], etc.
         Determine whether a [*CONFIDENTIAL MATERIAL DELETED*] component is [*CONFIDENTIAL MATERIAL DELETED*]

     The  Product  is   designed  with  [*CONFIDENTIAL   MATERIAL
     DELETED*]  capabilities,  including [*CONFIDENTIAL  MATERIAL
     DELETED*]. The [*CONFIDENTIAL MATERIAL DELETED*] of Encore diagnostics are [*CONFIDENTIAL MATERIAL DELETED*].

[*CONFIDENTIAL MATERIAL DELETED*] support:

     [*CONFIDENTIAL MATERIAL DELETED*] are established via an [*CONFIDENTIAL MATERIAL DELETED*] connected to the [*CONFIDENTIAL MATERIAL DELETED*]. [*CONFIDENTIAL MATERIAL DELETED*] are all then available from a [*CONFIDENTIAL MATERIAL DELETED*]. [*CONFIDENTIAL MATERIAL DELETED*] may also be installed via this connection without [*CONFIDENTIAL MATERIAL DELETED*].

     Support  for  this   feature  requires  the   [*CONFIDENTIAL
     MATERIAL  DELETED*] to  install a   [*CONFIDENTIAL  MATERIAL
     DELETED*].

     Compatability

     DASD which  can be directly connected  to the [*CONFIDENTIAL
     MATERIAL  DELETED*]  are  said  to  be   "[*CONFIDENTIAL
     MATERIAL  DELETED*] compatible".  "[*CONFIDENTIAL  MATERIAL
     DELETED*]" compatabile.   DASD  provides   for
     support to the [*CONFIDENTIAL MATERIAL DELETED*].

     For purposes of this specification, "[*CONFIDENTIAL MATERIAL
     DELETED*]" compatible means [*CONFIDENTIAL MATERIAL  DELETED*]
     compatibity.    However,  from  the
     standpoint of [*CONFIDENTIAL MATERIAL DELETED*], these will run without programming changes.

     [*CONFIDENTIAL MATERIAL DELETED*] compatibility is defined as [*CONFIDENTIAL MATERIAL DELETED*] with standard and usual physical [*CONFIDENTIAL MATERIAL DELETED*].

Control Unit Image:

     The  Product  will  operate  as a "[*CONFIDENTIAL MATERIAL
     DELETED*]" compatible available from [*CONFIDENTIAL MATERIAL DELETED*].

Channel Protocols:

     The  Product will  translate and  respond to  [*CONFIDENTIAL
     MATERIAL DELETED*]. Any unsupported command will be "command rejected" or enabled by alternative means.

Configuration:

     The Product will be able to be defined to the [*CONFIDENTIAL
     MATERIAL DELETED*] using the same facilities provided by [*CONFIDENTIAL MATERIAL DELETED*].

Features:

     Some of the following features may require deliverables available at [*CONFIDENTIAL MATERIAL DELETED*].

     Appendix   A  provides   a  list   of   functions,  function
     compatability  qualification,   and  function  delivery  schedules.
     Any function that is not listed in Appendix A is assumed to be "[*CONFIDENTIAL MATERIAL DELETED*]".

     Encore   will   commit  best   efforts   to   add  necessary
     [*CONFIDENTIAL MATERIAL DELETED*] as a deliverable feature.

[*CONFIDENTIAL MATERIAL DELETED*] Compatibility:

     The  Product   will  support  the   [*CONFIDENTIAL  MATERIAL
     DELETED*] units.

Functional Software:

     The Product will be "[*CONFIDENTIAL MATERIAL DELETED*]" compatible to [*CONFIDENTIAL MATERIAL DELETED*]. The product will work in such a manner as not to require modifications or additions to [*CONFIDENTIAL MATERIAL DELETED*].

Device Image:

     The Product will present the same image to the system as the corresponding [*CONFIDENTIAL MATERIAL DELETED*].

DASD Management:

     The Product will be "[*CONFIDENTIAL MATERIAL DELETED*]" compatible with [*CONFIDENTIAL MATERIAL DELETED*] software.

Media Maintenance:

     The Product will be "[*CONFIDENTIAL MATERIAL DELETED*]" compatible with [*CONFIDENTIAL MATERIAL DELETED*] Maintenance.

Performance

     The Product will meet or exceed the performance of [*CONFIDENTIAL MATERIAL DELETED*]. In cases where performance is bounded by [*CONFIDENTIAL MATERIAL DELETED*], additional optional [*CONFIDENTIAL MATERIAL DELETED*] performance.

Tuning and optimization

     In addition to a standard set of system administration utilities, such as those normally supplied with the [*CON-FIDENTIAL MATERIAL DELETED*], other tuning and performance utilities will be provided:

       [*CONFIDENTIAL MATERIAL DELETED*]

       [*CONFIDENTIAL MATERIAL DELETED*] support options

       [*CONFIDENTIAL MATERIAL DELETED*] at run time

       [*CONFIDENTIAL   MATERIAL   DELETED*]   for    performance
        optimization

Future Connectivity Options

     The storage product will  be a job-specific configuration of
     the    [*CONFIDENTIAL     MATERIAL    DELETED*]    retaining
     compatibility [*CONFIDENTIAL MATERIAL DELETED*] with other members of the [*CONFIDENTIAL MATERIAL DELETED*]. In particular, all
     connectivity   options   of   the  [*CONFIDENTIAL   MATERIAL
     DELETED*],  while  not  included   in  the  current  storage
     Product, will be [*CONFIDENTIAL  MATERIAL  DELETED*].  These
     [*CONFIDENTIAL MATERIAL  DELETED*].   Each  of these  options will
     require [*CONFIDENTIAL MATERAIL DELETED*].

     In addition, Encore is also developing a [*CONFIDENTIAL MATERIAL DELETED*] allowing for the [*CONFIDENTIAL MATERIAL DELETED*]. In these applications, the [*CONFIDENTIAL MATERIAL DELETED*] will appear as a [*CONFIDENTIAL MATERIAL DELETED*]. This option will also be made available, subject to future negotiation, to the storage product.

Manufacturing ISO Certification

     See attached Certifications.

Environmental


 Power                 Domestic             International

 Voltage               208/240 VAC          208/240 VAC

 Frequency             47-63 HZ             47-63 HZ

 Phase                 1 Phase              1 Phase
 Current               31 amps (max)        31 amps (max)

 Power (Watts)         7000 (max)           7000 (max)

 KVA                   9.06 (max)           9.06 (max)

 Circuit Protection    50 amp               50 amp

 In-line Filter Type   none                 none

 Regulatory Agency     NRTL/C1              VDE

 Compliance            Yes                  Yes

 Heat Dissipation      24,000 BTU/HR (max)  5700 Kg-Cal/Hr (max

 Physical

      Height           [CMD]               [CMD]
      Width            [CMD]               [CMD]
      Depth            [CMD]               [CMD]
      Weight           1,000 LB (Max)    454 Kg (max)
      Total Area       [CMD]               [CMD]
      Required
      (inc. maint.
      areas)


 Environment   Operating  Non-Operating  Operating  Non-Operating

 Temperature   50-86 F   50-122 F      10-30 C   10-50 C

 Relative
 Humidity      20-80%     10-90%         20-80%     10-90%

 Power Cord

 Length:
      Standard                6 ft             Note:  power cord
      Maximum                 6 ft             is not supplied
      Usable                  6 ft             with
 Number of Conductors    3 (2 pole, neu/gnd)   international
 Color of Wires               Brown            shipments
                              Lt. Blue
                              Green/Yellow
 Wire Size               10 AWG at 85 C
 Plug Type                    TBD
 Receptacle Type              TBD
 Cable Type                   TBD

The following physical and environmental specifications will require further definition. Amdahl and Encore agree to meet and jointly define the requirements in the following areas by the Beta date. The first meeting to work these requirements will occur within 30 days of this agreement.


 Floor Space            Castors

 Height                 Air Flow

 Shipping Size          Heat Dissipation
 Raised Floors          Humidity

 Service Access         Temperature

 Weight                 Altitude
 Center of Gravity      Shock & Vibration

 Cable Connectors       Frame and Non Functional Hardware

 Locking Access Doors        Fasteners
 UPS Compatibility      Power (EMI, connectors, Irradiation,
                             Dual Power Lines


Clarification of Specification:

     Encore  and   Amdahl  will   work  out   mutually  agreeable
     procedures to clarify  those issues which will arise  in the
     interpretation    and   implementation   of   this   Product
     Specification.



                              APPENDIX A



                                     Amdahl         Encore
                                     Availability   Engineering
 Function           Qualification    Date           Availability

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]

 [CMD]              [CMD]            [CMD]          [CMD]





                            APPENDIX B


RAID [*CONFIDENTIAL MATERIAL DELETED*] Descriptions


     RAID [*CONFIDENTIAL MATERIAL DELETED*]

     RAID [*CONFIDENTIAL MATERIAL DELETED*]

     RAID [*CONFIDENTIAL MATERIAL DELETED*]

     RAID [*CONFIDENTIAL MATERIAL DELETED*]

     Refer to attachment titled "RAID-5 Software"





RAID-5 SOFTWARE

(Redundant Arrays of Inexpensive Disks, Level 5)
Model SP-1056

Features

    Implements Level 5 of the  Raid Method, Which Spreads Parity
     Data Across All Drives in a Raid Set

    Supports Multiple Raid Sets

    Supports Mixed Drive Types in Raid Sets

    Supports 3 to 16 Drives Per Raid Set

    Supports Up to 16 Channels Per Raid Set

    Dynamically  Allocates and  Deallocates  Resources  Used  to
     Manage the Drives

    Includes  Utilities for Configuring, Formatting, Setting Up,
     Reconstructing, and Verifying Raid Sets

Overview

Encore RAID-5 software lets the user configure existing disk drives into groups of fault tolerant disk arrays. Each group is called a raid set.

Encore RAID-5 software  combines 3 to  16 standard physical  disk drives  into  a single  logical drive  in  order to  achieve data
redundancy.   These raid sets can span multiple SCSI channels for
additional performance and availability.

Such RAID-5 configurations can tolerate single drive and single channel failures while operating in a degraded mode.

Encore RAID-5 software  automatically reconstructs data  from the lost  drive "on  the  fly" using  parity information  distributed
across  the  other  drives  in  the raid  set.    (See  figure on
reverse.)

Description

RAID is an industry-wide method for handling disk drive failures.
It is available in levels numbered 0 through 5.

Encore  RAID-5  software  has a  driver,  four  utilities, and  a
startup script.   When the  storage subsystem boots,  the startup
script automatically configures each raid set and verifies its integrity.

Raid Sets

The Encore  implementation of RAID-5 supports  multiple raid sets
and up to 16 channels per raid set.   Each raid set can have 3 to
16 disk drives of any supported size or type.

Each raid set has a configuration file that lists the path names for the set's disk drive nodes. The user can add raid sets as desired and in any order: they are independent.

RAID-5 software  dynamically allocates and  deallocates resources used to manage each drive in a raid set, such as data buffers and
process  contexts.    Allocation occurs  on  the  first open  and
deallocation occurs on the last close.

Utilities

Four utilities are supplied for creating and managing raid sets.

The setup utility  does its tasks in parallel.   For example, all
the drives in a raid set are formatted simultaneously.

As   execution  of   the   setup  and   reconstruction  utilities
progresses, status messages appear.

Reconstruction

The reconstruction utility lets the user specify a drive to replace a failed drive in a raid set. The user must also specify the corresponding raid set node and configuration file.

A status message signals that the reconstruction utility was successful and the RAID-5 software is ready for the next drive failure.

The utility updates the raid set configuration file so that the correct disk drives are used the next time the subsystem boots.

Documentation

A set of documentation is supplied as part of this product.

Model Number

SP-1056

Encore RAID-5 software lets the user configure existing disk drives into groups of fault tolerant disk arrays. Each group is called a raid set.


            Drive 0    Drive 1   Drive 2    Drive 3    Drive 4

 Block 0    Data 0     Data 1    Data 2     Data 3     Parity
                                                       0-3

 Block 1    Data 4     Data 5    Data 6     Parity     Data 7
                                            4-7

 Block 2    Data 8     Data 9    Parity     Data 10    Data 11
                                 8-11
 Block 3    Data 12    Parity    Data 13    Data 14    Data 15
                       12-15

 Block 4    Parity     Data 16   Data 17    Data 18    Data 19
            16-19




[*CONFIDENTIAL MATERIAL DELETED*]

NAME
     mp - [*CONFIDENTIAL MATERIAL DELETED*] interface

DESCRIPTION
     A [*CONFIDENTIAL MATERIAL DELETED*] is a device that functions identically to a normal physical [*CONFIDENTIAL MATERIAL DELETED*]. [*CONFIDENTIAL MATERIAL DELETED*] are made up of two or more member [*CONFIDENTIAL MATERIAL DELETED*].

     The value of the [*CONFIDENTIAL MATERIAL DELETED*] in /etc/system determines the maximum number of [*CONFIDENTIAL
     MATERIAL DELETED*] configured. FOur is the maximum number of [*CONFIDENTIAL MATERIAL DELETED*] that make up a [*CONFIDENTIAL MATERIAL DELETED*].

     A [*CONFIDENTIAL MATERIAL DELETED*] provides protection of [*CONFIDENTIAL MATERIAL DELETED*] from physical [*CONFIDENTIAL MATERIAL DELETED*] by writing [*CONFIDENTIAL MATERIAL DELETED*] to each [*CONFIDENTIAL MATERIAL DELETED*]. [*CONFIDENTIAL MATERIAL DELETED*] can be read back from any of the [*CONFIDENTIAL MATERIAL DELETED*] in the set and, in the event of a failure, a read is attempted on each set [*CONFIDENTIAL MATERIAL DELETED*] until a successful read is made.

     The makeup of a [*CONFIDENTIAL MATERIAL DELETED*] is specified in the [*CONFIDENTIAL MATERIAL DELETED*] (see mptab(4)), which is used by the administrative [*CONFIDENTIAL MATERIAL DELETED*]. Before using a [*CONFIDENTIAL MATERIAL DELETED*], it must be enabled using [*CONFIDENTIAL MATERIAL DELETED*]. The enabled status of a [*CONFIDENTIAL MATERIAL DELETED*] is not preserved across system [*CONFIDENTIAL MATERIAL DELETED*].

     From the perspective of a user program, once the [*CONFIDENTIAL MATERIAL DELETED*] is enabled, the interface to the [*CONFIDENTIAL MATERIAL DELETED*] is indistinguishable from that of a [*CONFIDENTIAL MATERIAL DELETED*]. Both the [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] device interfaces are supported.

     The following [*CONFIDENTIAL MATERIAL DELETED*] calls are supported by [*CONFIDENTIAL MATERIAL DELETED*]. They are used mostly by special programs such as [*CONFIDENTIAL MATERIAL DELETED*]. See the include file [*CONFIDENTIAL MATERIAL DELETED*] for more information.





     [*CONFIDENTIAL MATERIAL DELETED*]
          Enable the [*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*]
          Disable the [*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*]
          Get information about the [*CONFIDENTIAL MATERIAL
          DELETED*], including the size, the list of [*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*]
          Modify the current state of [*CONFIDENTIAL MATERIAL
          DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*]
          Return the size of the [*CONFIDENTIAL MATERIAL
          DELETED*] (in 512-byte sectors).

     [*CONFIDENTIAL MATERIAL DELETED*]
          Synchronize the specified [*CONFIDENTIAL MATERIAL
          DELETED*].

FILES
     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]

SEE ALSO
     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]

RESTRICTIONS
     [*CONFIDENTIAL MATERIAL DELETED*] cannot be used as the [*CONFIDENTIAL MATERIAL DELETED*] or as a [*CONFIDENTIAL
     MATERIAL DELETED*].

[*CONFIDENTIAL MATERIAL DELETED*]


NAME
     [*CONFIDENTIAL MATERIAL DELETED*] - [*CONFIDENTIAL MATERIAL
     DELETED*] interface

DESCRIPTION
     A [*CONFIDENTIAL MATERIAL DELETED*] is a device that functions identically to a normal [*CONFIDENTIAL MATERIAL DELETED*] ([*CONFIDENTIAL MATERIAL DELETED*]), but whose relation to [*CONFIDENTIAL MATERIAL DELETED*] is determined from a [*CONFIDENTIAL MATERIAL DELETED*] of other
     MATERIAL DELETED*]. This [*CONFIDENTIAL MATERIAL DELETED*] is done by means of a [*CONFIDENTIAL MATERIAL DELETED*] configuration file, [*CONFIDENTIAL MATERIAL DELETED*]. THe [*CONFIDENTIAL MATERIAL DELETED*] to perform the [*CONFIDENTIAL MATERIAL DELETED*]. THe administration of [*CONFIDENTIAL MATERIAL DELETED*] by [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] resembles the way [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] administer [*CONFIDENTIAL MATERIAL DELETED*] systems according to the specifications given [*CONFIDENTIAL MATERIAL DELETED*].

     The value of the parameter [*CONFIDENTIAL MATERIAL DELETED*] in [*CONFIDENTIAL MATERIAL DELETED*] determines the maximum number of [*CONFIDENTIAL MATERIAL DELETED*] configured, and the value of the parameter [*CONFIDENTIAL MATERIAL DELETED*] determines the [*CONFIDENTIAL MATERIAL DELETED*] number of [*CONFIDENTIAL MATERIAL DELETED*] per [*CONFIDENTIAL MATERIAL DELETED*].

     Before a [*CONFIDENTIAL MATERIAL DELETED*] can be used, it must be enabled by using [*CONFIDENTIAL MATERIAL DELETED*].
     This enabled status is not preserved across [*CONFIDENTIAL
     MATERIAL DELETED*].

     From the perspective of a user program, once the [*CONFIDENTIAL MATERIAL DELETED*] has been enabled, the interface to the [*CONFIDENTIAL MATERIAL DELETED*] is distinguishable from that of [*CONFIDENTIAL MATERIAL DELETED*]. Both the [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] device interfaces are supported. [*CONFIDENTIAL MATERIAL DELETED*] normally represents [*CONFIDENTIAL MATERIAL DELETED*], and [*CONFIDENTIAL MATERIAL DELETED*] normally represents [*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*] are made up of one or more [*CONFIDENTIAL MATERIAL DELETED*]. The [*CONFIDENTIAL MATERIAL DELETED*] may be actual [*CONFIDENTIAL MATERIAL DELETED*], or they may be other [*CONFIDENTIAL MATERIAL DELETED*].

     There are two types of [*CONFIDENTIAL MATERIAL DELETED*]:

     1. A concatenated [*CONFIDENTIAL MATERIAL DELETED*] consists of the concatenation of one or more [*CONFIDENTIAL MATERIAL DELETED*]. Concatenated [*CONFIDENTIAL MATERIAL DELETED*] permit [*CONFIDENTIAL MATERIAL DELETED*] up [*CONFIDENTIAL MATERIAL DELETED*] in size. The component pieces of a [*CONFIDENTIAL MATERIAL DELETED*] may be of any size and in any order.



     2. A [*CONFIDENTIAL MATERIAL DELETED*], like a [*CONFIDENTIAL MATERIAL DELETED*], also consists of one or more [*CONFIDENTIAL MATERIAL DELETED*]. However, instead of the composition being the logical sum of [*CONFIDENTIAL MATERIAL DELETED*], an [*CONFIDENTIAL MATERIAL DELETED*] is employed in translating the block number of the [*CONFIDENTIAL MATERIAL DELETED*] into those of the [*CONFIDENTIAL MATERIAL DELETED*]. This allows I/O on the [*CONFIDENTIAL MATERIAL DELETED*] to be translated into [*CONFIDENTIAL MATERIAL DELETED*] across two or more [*CONFIDENTIAL MATERIAL DELETED*]. The [*CONFIDENTIAL MATERIAL DELETED*] of a [*CONFIDENTIAL MATERIAL DELETED*] determines how the [*CONFIDENTIAL MATERIAL DELETED*] are distributed among the component [*CONFIDENTIAL MATERIAL DELETED*]. The [*CONFIDENTIAL MATERIAL DELETED*] may be as small as [*CONFIDENTIAL MATERIAL DELETED*] or as large as the size of the [*CONFIDENTIAL MATERIAL DELETED*]. The [*CONFIDENTIAL MATERIAL DELETED*] must always be a multiple of [*CONFIDENTIAL MATERIAL DELETED*].

          [*CONFIDENTIAL MATERIAL DELETED*] increases space and access speed efficiency. The effectiveness of [*CONFIDENTIAL MATERIAL DELETED*] depends on [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*]. An [*CONFIDENTIAL MATERIAL DELETED*] of [*CONFIDENTIAL MATERIAL DELETED*] gives the maximum possible amount of [*CONFIDENTIAL MATERIAL DELETED*] when the [*CONFIDENTIAL MATERIAL DELETED*] is a combination of differently [*CONFIDENTIAL MATERIAL DELETED*]. Space efficiency is not influenced by the [*CONFIDENTIAL MATERIAL DELETED*] if the [*CONFIDENTIAL MATERIAL DELETED*] are of the same size. Any [*CONFIDENTIAL MATERIAL DELETED*] the space [*CONFIDENTIAL MATERIAL DELETED*].

          In a [*CONFIDENTIAL MATERIAL DELETED*] with
          [*CONFIDENTIAL MATERIAL DELETED*] on the same [*CONFIDENTIAL MATERIAL DELETED*], the usage of a [*CONFIDENTIAL MATERIAL DELETED*] helps to disperse the [*CONFIDENTIAL MATERIAL DELETED*]. If these are also located on [*CONFIDENTIAL MATERIAL DELETED*], a [*CONFIDENTIAL MATERIAL DELETED*] interleave spreads the [*CONFIDENTIAL MATERIAL DELETED*] over multiple disk [*CONFIDENTIAL MATERIAL DELETED*].

     The [*CONFIDENTIAL MATERIAL DELETED*] that comprise a [*CONFIDENTIAL MATERIAL DELETED*] should all be of the same [*CONFIDENTIAL MATERIAL DELETED*]. If they are not, then the size of the smallest [*CONFIDENTIAL MATERIAL DELETED*] is used as the size of all the [*CONFIDENTIAL MATERIAL DELETED*].

     The following [*CONFIDENTIAL MATERIAL DELETED*] calls are supported by [*CONFIDENTIAL MATERIAL DELETED*]. They are used mostly by special programs such as [*CONFIDENTIAL MATERIAL DELETED*]. See the include files [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] for more information.

[*CONFIDENTIAL MATERIAL DELETED*]


     [*CONFIDENTIAL MATERIAL DELETED*]
               Reads [*CONFIDENTIAL MATERIAL DELETED*]
               information for the first [*CONFIDENTIAL MATERIAL DELETED*] of the [*CONFIDENTIAL MATERIAL DELETED*]. Disk [*CONFIDENTIAL MATERIAL DELETED*] information includes such things as [*CONFIDENTIAL MATERIAL DELETED*], etc. The field in the [*CONFIDENTIAL MATERIAL DELETED*] structure referring to the [*CONFIDENTIAL MATERIAL DELETED*] of the [*CONFIDENTIAL MATERIAL DELETED*] should be ignored.

     [*CONFIDENTIAL MATERIAL DELETED*]
               Returns the size of the [*CONFIDENTIAL MATERIAL
               DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*]
               Returns [*CONFIDENTIAL MATERIAL DELETED*] as long as the [*CONFIDENTIAL MATERIAL DELETED*] is enabled and [*CONFIDENTIAL MATERIAL DELETED*] otherwise. This [*CONFIDENTIAL MATERIAL DELETED*] is used to indicate that [*CONFIDENTIAL MATERIAL DELETED*] can be components of other [*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*]
          Disables the [*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*]
               Enables the [*CONFIDENTIAL MATERIAL DELETED*].

     [*CONFIDENTIAL MATERIAL DELETED*]
               Gets information about the [*CONFIDENTIAL MATERIAL DELETED*], including the [*CONFIDENTIAL MATERIAL DELETED*] and the list of [*CONFIDENTIAL MATERIAL DELETED*] that constitute the [*CONFIDENTIAL MATERIAL DELETED*].
[*CONFIDENTIAL MATERIAL DELETED*] [*CONFIDENTIAL MATERIAL DELETED*] [*CONFIDENTIAL MATERIAL DELETED*]


FILES

     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]

SEE ALSO

     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]
     [*CONFIDENTIAL MATERIAL DELETED*]

RESTRICTIONS
     The [*CONFIDENTIAL MATERIAL DELETED*] cannot be a
     [*CONFIDENTIAL MATERIAL DELETED*].
     [*CONFIDENTIAL MATERIAL DELETED*] cannot currently be used as [*CONFIDENTIAL MATERIAL DELETED*].




                           APPENEDIX C

                    Product Drawings Attached

                            [GRAPHICS]


                [*CONFIDENTIAL MATERIAL DELETED*]


CPU Type:  [*CONFIDENTIAL MATERIAL DELETED*]
Operating System:  [*CONFIDENTIAL MATERIAL DELETED*]
[*CONFIDENTIAL MATERIAL DELETED*] Configuration: [*CONFIDENTIAL
MATERIAL DELETED*]
Storage Capacity:  [*CONFIDENTIAL MATERIAL DELETED*]
[*CONFIDENTIAL MATERIAL DELETED*]
Cache Size:  [*CONFIDENTIAL MATERIAL DELETED*]
Emulation Mode:  [*CONFIDENTIAL MATERIAL DELETED*]
Number Channel Paths:  [*CONFIDENTIAL MATERIAL DELETED*]
Selected [*CONFIDENTIAL MATERIAL DELETED*] Blocksize:
[*CONFIDENTIAL MATERIAL DELETED*]
Dataset Size [*CONFIDENTIAL MATERIAL DELETED*]:  [*CONFIDENTIAL
MATERIAL DELETED*]
Dataset Structure:  [*CONFIDENTIAL MATERIAL DELETED*]





[*CONFIDENTIAL MATERIAL DELETED*] Profile

     The [*CONFIDENTIAL MATERIAL DELETED*] characteristics of a [*CONFIDENTIAL MATERIAL DELETED*] subsystem can be specified in a number of terms including: [*CONFIDENTIAL MATERIAL DELETED*]; [*CONFIDENTIAL MATERIAL DELETED*]; [*CONFIDENTIAL MATERIAL DELETED*]; [*CONFIDENTIAL MATERIAL DELETED*]; and [*CONFIDENTIAL MATERIAL DELETED*]. These specifications are dependent on the actual [*CONFIDENTIAL MATERIAL DELETED*], level of [*CONFIDENTIAL MATERIAL DELETED*], and [*CONFIDENTIAL MATERIAL DELETED*] within the [*CONFIDENTIAL MATERIAL DELETED*]. [*CONFIDENTIAL MATERIAL DELETED*] levels attained for various [*CONFIDENTIAL MATERIAL DELETED*], whether [*CONFIDENTIAL MATERIAL DELETED*] or [*CONFIDENTIAL MATERIAL DELETED*], are further affected by the nature of their [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*], and [*CONFIDENTIAL MATERIAL DELETED*] into their [*CONFIDENTIAL MATERIAL DELETED*].

The Issues

     These combined specifications will provide an anticipated system level [*CONFIDENTIAL MATERIAL DELETED*] capability in a [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] customer [*CONFIDENTIAL MATERIAL DELETED*]. In many


 [*CMD*] Specifications

 [*CMD*]                                           [*CMD*]

 [*CMD*]                                           [*CMD*]

 [*CMD*]                                           [*CMD*]

 [*CMD*]                                           [*CMD*]

 [*CMD*]                                           [*CMD*]

 [*CMD*]                                           [*CMD*]
 [*CMD*]


cases, these numbers can be misconstrued as to the overall [*CONFIDENTIAL MATERIAL DELETED*] that can be attained and as such could misrepresent what specific [*CONFIDENTIAL MATERIAL DELETED*] and applications may experience: no two processing [*CONFIDENTIAL MATERIAL DELETED*] are [*CONFIDENTIAL MATERIAL DELETED*]. Reference materials are many times used to provide [*CONFIDENTIAL MATERIAL DELETED*] examples for various applications.




 [*CMD*] Specifications

 [*CMD*]                                     [*CMD*]

 [*CMD*]                                     [*CMD*]

 [*CMD*]                                     [*CMD*]
 [*CMD*]                                     [*CMD*]

 [*CMD*]                                     [*CMD*]

 [*CMD*]                                     [*CMD*]
 [*CMD*]                                     [*CMD*]

 [*CMD*]                                     [*CMD*]

 [*CMD*]                                     [*CMD*]
 [*CMD*]                                     [*CMD*]



     Although references are valuable in providing [*CONFIDENTIAL MATERIAL DELETED*] for [*CONFIDENTIAL MATERIAL DELETED*] must still be performed to determine how a particular [*CONFIDENTIAL MATERIAL DELETED*] characteristics may apply to the targeted set of [*CONFIDENTIAL MATERIAL DELETED*].

     Vendors may run internal [*CONFIDENTIAL MATERIAL DELETED*] to provide guidance, but in most cases will never be able to simulate the [*CONFIDENTIAL MATERIAL DELETED*]. Furthermore, [*CONFIDENTIAL MATERIAL DELETED*] can be designed in a manner as to only illuminate the [*CONFIDENTIAL MATERIAL DELETED*] of the [*CONFIDENTIAL MATERIAL DELETED*] being tested. This will further generate the misconception by potential clients that there are no inherent limitations beyond the results of the [*CONFIDENTIAL MATERIAL DELETED*], for [*CONFIDENTIAL MATERIAL DELETED*] of the [*CONFIDENTIAL MATERIAL DELETED*].

The Solution

     The alternative solution to the vendor specific approach is to gain access to an [*CONFIDENTIAL MATERIAL DELETED*] or provide access to an [*CONFIDENTIAL MATERIAL DELETED*] to actually perform the [*CONFIDENTIAL MATERIAL DELETED*].

     The 3rd party evaluation should provide a measurement of the [*CONFIDENTIAL MATERIAL DELETED*] across a wide range of [*CONFIDENTIAL MATERIAL DELETED*]. The resultive [*CONFIDENTIAL MATERIAL DELETED*], generated by measured results for the various [*CONFIDENTIAL MATERIAL DELETED*], can then be utilized to provide [*CONFIDENTIAL MATERIAL DELETED*] for customer [*CONFIDENTIAL MATERIAL DELETED*] with similar [*CONFIDENTIAL MATERIAL DELETED*]. A knowledge of the [*CONFIDENTIAL MATERIAL DELETED*] generated by the customer [*CONFIDENTIAL MATERIAL DELETED*] must be gained in order to make effective use of the illustrated results.

     One such [*CONFIDENTIAL MATERIAL DELETED*] was run on the [*CONFIDENTIAL MATERIAL DELETED*] of [*CONFIDENTIAL MATERIAL DELETED*] for the [*CONFIDENTIAL MATERIAL DELETED*] described. The program used, [*CONFIDENTIAL MATERIAL DELETED*], was designed and developed by [*CONFIDENTIAL MATERIAL DELETED*] to evaluate the [*CONFIDENTIAL MATERIAL DELETED*] of new [*CONFIDENTIAL MATERIAL DELETED*].

The Experimental Design

     The [*CONFIDENTIAL MATERIAL DELETED*] experiment was designed to place a maximum load on all components of the system. These include the [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*], and [*CONFIDENTIAL MATERIAL DELETED*]. In order to facilitate [*CONFIDENTIAL MATERIAL DELETED*], a variable [*CONFIDENTIAL MATERIAL DELETED*] access approach across the [*CONFIDENTIAL MATERIAL DELETED*] was selected.

     [*CONFIDENTIAL MATERIAL DELETED*] were defined:
[*CONFIDENTIAL MATERIAL DELETED*]; [*CONFIDENTIAL MATERIAL DELETED*]; [*CONFIDENTIAL MATERIAL DELETED*]; and [*CONFIDENTIAL MATERIAL DELETED*]. Hit [*CONFIDENTIAL MATERIAL DELETED*] for each stage into [*CONFIDENTIAL MATERIAL DELETED*]e for each [*CONFIDENTIAL MATERIAL DELETED*]s type was predefined as [*CONFIDENTIAL MATERIAL DELETED*] - [*CONFIDENTIAL MATERIAL DELETED*] read [*CONFIDENTIAL MATERIAL DELETED*] per [*CONFIDENTIAL MATERIAL DELETED*] in with [*CONFIDENTIAL MATERIAL DELETED*]; [*CONFIDENTIAL MATERIAL DELETED*] - [*CONFIDENTIAL MATERIAL DELETED*] read [*CONFIDENTIAL MATERIAL DELETED*] per [*CONFIDENTIAL MATERIAL DELETED*] in with [*CONFIDENTIAL MATERIAL DELETED*]; [*CONFIDENTIAL MATERIAL DELETED*] - average of [*CONFIDENTIAL MATERIAL DELETED*] per [*CONFIDENTIAL MATERIAL DELETED*] in with [*CONFIDENTIAL MATERIAL DELETED*]; and [*CONFIDENTIAL MATERIAL DELETED*] average of [*CONFIDENTIAL MATERIAL DELETED*] read [*CONFIDENTIAL MATERIAL DELETED*] per [*CONFIDENTIAL MATERIAL DELETED*] in with [*CONFIDENTIAL MATERIAL DELETED*]. The overall resultant [*CONFIDENTIAL MATERIAL DELETED*] equaled [*CONFIDENTIAL MATERIAL DELETED*] at a [*CONFIDENTIAL MATERIAL DELETED*] ratio. These various [*CONFIDENTIAL MATERIAL DELETED*] patterns were grouped into sets of [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] to accommodate [*CONFIDENTIAL MATERIAL DELETED*] to all [*CONFIDENTIAL MATERIAL DELETED*] addresses. This [*CONFIDENTIAL MATERIAL DELETED*] resulted in [*CONFIDENTIAL MATERIAL DELETED*] of the [*CONFIDENTIAL MATERIAL DELETED*] being actively processed while achieving full [*CONFIDENTIAL MATERIAL DELETED*] of [*CONFIDENTIAL MATERIAL DELETED*] resources.

The Results

     [*CONFIDENTIAL MATERIAL DELETED*] generated evenly [*CONFIDENTIAL MATERIAL DELETED*] arrival rates across the entire [*CONFIDENTIAL MATERIAL DELETED*], progressing in [*CONFIDENTIAL MATERIAL DELETED*] intervals. [*CONFIDENTIAL MATERIAL DELETED*] rates ranging from [*CONFIDENTIAL MATERIAL DELETED*] to [*CONFIDENTIAL MATERIAL DELETED*] were attempted while varying [*CONFIDENTIAL MATERIAL DELETED*] percentages from [*CONFIDENTIAL MATERIAL DELETED*] to [*CONFIDENTIAL MATERIAL DELETED*]. The results of this test are illustrated in [*CONFIDENTIAL MATERIAL DELETED*], representing [*CONFIDENTIAL MATERIAL DELETED*] completed within [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] number of [*CONFIDENTIAL MATERIAL DELETED*] achieved at [*CONFIDENTIAL MATERIAL DELETED*].
Note: The [*CONFIDENTIAL MATERIAL DELETED*] rate attained was primarily constrained by [*CONFIDENTIAL MATERIAL DELETED*] of the [*CONFIDENTIAL MATERIAL DELETED*], in excess of [*CONFIDENTIAL MATERIAL DELETED*].

[*CONFIDENTIAL MATERIAL DELETED*].  Uniform [*CONFIDENTIAL
MATERIAL DELETED*]

                             [CHART]


     [*CONFIDENTIAL MATERIAL DELETED*] generated an [*CONFIDENTIAL MATERIAL DELETED*] distribution of [*CONFIDENTIAL MATERIAL DELETED*] across the entire [*CONFIDENTIAL MATERIAL DELETED*]. Processing occurred in [*CONFIDENTIAL MATERIAL DELETED*] intervals with a maximum goal of [*CONFIDENTIAL MATERIAL DELETED*] at the described [*CONFIDENTIAL MATERIAL DELETED*] and associated [*CONFIDENTIAL MATERIAL DELETED*]. It is important to note that [*CONFIDENTIAL MATERIAL DELETED*] of the [*CONFIDENTIAL MATERIAL DELETED*] were [*CONFIDENTIAL MATERIAL DELETED*] to [*CONFIDENTIAL MATERIAL DELETED*] of the total available [*CONFIDENTIAL MATERIAL DELETED*].

     The results of this test are illustrated in [*CONFIDENTIAL MATERIAL DELETED*], representing [*CONFIDENTIAL MATERIAL DELETED*] completed within [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] number of [*CONFIDENTIAL MATERIAL DELETED*] achieved at [*CONFIDENTIAL MATERIAL DELETED*].
Note: The [*CONFIDENTIAL MATERIAL DELETED*] rate attained was primarily constrained by [*CONFIDENTIAL MATERIAL DELETED*] of the [*CONFIDENTIAL MATERIAL DELETED*], in excess of [*CONFIDENTIAL MATERIAL DELETED*] each. While [*CONFIDENTIAL MATERIAL DELETED*] test results are slightly lower than the [*CONFIDENTIAL MATERIAL DELETED*] test results, it should be noted that [*CONFIDENTIAL MATERIAL DELETED*] are more typical of a [*CONFIDENTIAL MATERIAL DELETED*].

[*CONFIDENTIAL MATERIAL DELETED*].  Skewed [*CONFIDENTIAL
MATERIAL DELETED*]

                             [CHART]


     Two [*CONFIDENTIAL MATERIAL DELETED*] were performed to determine the [*CONFIDENTIAL MATERIAL DELETED*] at a [*CONFIDENTIAL MATERIAL DELETED*] ratio. This test series corresponds to [*CONFIDENTIAL MATERIAL DELETED*] update workloads that are typical of [*CONFIDENTIAL MATERIAL DELETED*] applications. Both [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] were tested. The results of these tests are illustrated in [*CONFIDENTIAL MATERIAL DELETED*], representing [*CONFIDENTIAL MATERIAL DELETED*]. Note: The maximum [*CONFIDENTIAL MATERIAL DELETED*] rate attained was primarily constrained by [*CONFIDENTIAL MATERIAL DELETED*] of the [*CONFIDENTIAL MATERIAL DELETED*] in excess of [*CONFIDENTIAL MATERIAL DELETED*] each.

[*CONFIDENTIAL MATERIAL DELETED*].  Maximum Stress [*CONFIDENTIAL
MATERIAL DELETED*]

                             [CHART]


[*CONFIDENTIAL MATERIAL DELETED*] Conclusions

     The [*CONFIDENTIAL MATERIAL DELETED*] has demonstrated the ability to maintain a [*CONFIDENTIAL MATERIAL DELETED*] profile in scenarios designed to apply [*CONFIDENTIAL MATERIAL DELETED*] on the [*CONFIDENTIAL MATERIAL DELETED*]. At a [*CONFIDENTIAL MATERIAL DELETED*], the [*CONFIDENTIAL MATERIAL DELETED*] has the potential to [*CONFIDENTIAL MATERIAL DELETED*] that may be tested at [*CONFIDENTIAL MATERIAL DELETED*]. Bottlenecks that were experienced on [*CONFIDENTIAL MATERIAL DELETED*], under [*CONFIDENTIAL MATERIAL DELETED*], will be relieved with the application of the [*CONFIDENTIAL MATERIAL DELETED*]. The [*CONFIDENTIAL MATERIAL DELETED*] is the direct result of an [*CONFIDENTIAL MATERIAL DELETED*] design focused on delivering the [*CONFIDENTIAL MATERIAL DELETED*] levels of [*CONFIDENTIAL MATERIAL DELETED*] while satisfying the data [*CONFIDENTIAL MATERIAL DELETED*] requirements of the most [*CONFIDENTIAL MATERIAL DELETED*] environments. This is accomplished by employing the latest in [*CONFIDENTIAL MATERIAL DELETED*] technology coupled with an extremely [*CONFIDENTIAL MATERIAL DELETED*] profile.

     [*CONFIDENTIAL MATERIAL DELETED*] will continue to deliver leading edge [*CONFIDENTIAL MATERIAL DELETED*] into the [*CONFIDENTIAL MATERIAL DELETED*] marketplace with the primary intention of maintaining a leadership role in the areas of [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*], and [*CONFIDENTIAL MATERIAL DELETED*].


                [*CONFIDENTIAL MATERIAL DELETED*]

[*CONFIDENTIAL MATERIAL DELETED*] Biography

     [*CONFIDENTIAL MATERIAL DELETED*] is a recognized [*CONFIDENTIAL MATERIAL DELETED*] in [*CONFIDENTIAL MATERIAL DELETED*] characterization, [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*] design and [*CONFIDENTIAL MATERIAL DELETED*] planning. [*CONFIDENTIAL MATERIAL DELETED*] is the author of more than 100 papers and has lecture internationally on these subjects. [*CONFIDENTIAL MATERIAL DELETED*] most recent investigations have concentrated on [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*], and [*CONFIDENTIAL MATERIAL DELETED*] planning issues for [*CONFIDENTIAL MATERIAL DELETED*]. [*CONFIDENTIAL MATERIAL DELETED*] is [*CONFIDENTIAL MATERIAL DELETED*], a [*CONFIDENTIAL MATERIAL DELETED*] firm that specializes in [*CONFIDENTIAL MATERIAL DELETED*] the [*CONFIDENTIAL MATERIAL DELETED*] and [*CONFIDENTIAL MATERIAL DELETED*] needs of large corporations. [*CONFIDENTIAL MATERIAL DELETED*] holds degrees in [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*], and [*CONFIDENTIAL MATERIAL DELETED*]. In addition to [*CONFIDENTIAL MATERIAL DELETED*] other [*CONFIDENTIAL MATERIAL DELETED*], [*CONFIDENTIAL MATERIAL DELETED*] received the [*CONFIDENTIAL MATERIAL DELETED*] for his fundamental contributions to [*CONFIDENTIAL MATERIAL DELETED*]. [*CONFIDENTIAL MATERIAL DELETED*] is active in numerous [*CONFIDENTIAL MATERIAL DELETED*] organizations and is a [*CONFIDENTIAL MATERIAL DELETED*] of the [*CONFIDENTIAL MATERIAL DELETED*]. [*CONFIDENTIAL MATERIAL DELETED*] is co-author of the [*CONFIDENTIAL MATERIAL DELETED*].


[*CONFIDENTIAL MATERIAL DELETED*]

[*CONFIDENTIAL MATERIAL DELETED*]



                                 EXHIBIT C



                 ENCORE CUSTOMER SERVICE PRODUCT OFFERING



     Per Subsection 12 C to be completed by [*CONFIDENTIAL
MATERIAL DELETED*]




                      FIELD SUPPORT STATEMENT OF WORK

Encore Deliverables:

Perform technical services in support of Amdahl's Technical
Support Group (TSG).

Encore Work Items:

1.1 Encore shall provide Sustaining Engineering, i.e., Encore is responsible for analyzing complex incident reports and, where this results from errors in the product, Encore shall use all reasonable endeavors to correct or provide advice to circumvent the incident and continue business operations.

1.2  Encore personnel shall be available [*CONFIDENTIAL
     MATERIAL DELETED*].  Amdahl will endeavor to notify
     Encore within [*CONFIDENTIAL MATERIAL DELETED*] of the escalation to [*CONFIDENTIAL MATERIAL DELETED*] which may escalate to Encore.

1.3 As requested by Amdahl. Encore shall provide on-site support. No direct support of Amdahl's customers will be provided by Encore under the terms of this Agreement unless requested by Amdahl. Payment for such service shall be made in accordance with prevailing Encore rates for labor and Amdahl's travel and expense policy. Payments to Encore will not be incurred for incidents resulting from product design failures.

1.4 Encore will work with Amdahl in recreation of failures through relevant data made available by Amdahl. Problem recreation will first be attempted at an Encore facility. If this fails, problem recreation will then be attempted, at Amdahl's request, at an Amdahl facility or at customer location.

1.5 Encore technical personnel shall respond to Amdahl TSG within [*CONFIDENTIAL MATERIAL DELETED*].

1.6 Encore's target response times and methods of responding to error reports shall be documented (e.g. severity level and appropriate actions for each severity; escalation procedure at all support levels) and agreed to by Amdahl.

1.7 Encore's target response times and methods of responding to design problems shall be documented (e.g., severity level and appropriate actions for each severity; escalation procedure at all support levels) and agreed to by Amdahl.

1.8 Encore shall designate an Encore employee as liaison to act as a single point of contact for ongoing technical communication with Amdahl Customer Services.

1.9 Encore shall share technical data/databases for problem tracking and analysis.

1.10 Encore will endeavor to interactively report problems/problem status using Amdahl's Clarify reporting system.

1.11 Encore shall provide periodic failure analysis reports on FRU's returned to Encore for repair.

Amdahl Work Items:

1.12 Amdahl World Wide Customer Support Center (WWCSC) shall provide first line support and is responsible for an initial assessment of the nature of an end user reported incident. If the problem cannot be diagnosed, the second level support specialist within WWCSC will be called upon for assistance. Once diagnosis is complete, first line support in the field is responsible for applying the fix and re-certifying the product at the end users site.

1.13 Amdahl Technical Support Group (TSG) shall provide third level support, assisting second level support with diagnosis of complex end user reported incidents usually by means of a communication link or on site with the assistance of the Field Area Specialist. Amdahl third level support shall escalate to Encore Sustaining Services.

1.14 Amdahl technical support shall provide service administration support to the field, logging and supplying reports and responses, fixes, patches, system fault replication testing and appropriate technical information.

1.15 Access to Encore's Technical Support Center shall be limited to Amdahl's TSG support and management personnel as agreed to by Amdahl and Encore.

LOGISTICS SUPPORT

Encore Work Items:

2.1 Encore shall provide list of FRU's and associated information (e.g., part number, description, quantity, MTBF, manufacturing lead time, repair status, repair fee, repair lead time) to logistic planning.

2.2 Encore shall make all reasonable endeavors to comply with lead time for shipment of spares.

2.3 If at any time Encore becomes aware of a potential delay in the shipment of spares on an accepted order, Encore will immediately notify Amdahl Logistics Planning.

2.4 Term of Support - Encore will provide support (parts and services) for products delivered under this Agreement for a period of five (5) years after the last Product purchased hereunder. In the event that certain parts become commercially unavailable, Encore reserves the right to provide a like part with similar functionality.

2.5 Encore will provide Amdahl access to full emergency set of spares under the following criteria:

     a)   One (1) emergency set in Memphis, Tennessee when U.S.
          installed base is ten (10) or more units.
     b) One (1) emergency set in Holland when European installed base is seven (7) or more units.
     c)   Amdahl agrees to pay Encore a per/incident "Access Fee"
          TBD.

Amdahl Work Items:

2.6 Amdahl shall provide Encore with a spares forecast following agreed to policies and practices.

2.7 Amdahl is responsible for all communication with the field with regard to spares and float.

2.8 All shipping, duties and usage incurred by Encore in connection with order fulfillment of spares shall be born by Amdahl, excluding warranty or updates which result from Encore design or manufacturing defects.

ENGINEERING CHANGE CONTROL PROCEDURES

Encore Deliverables:

3.1 Engineering Changes (EC's) involving hardware will be supplied to Amdahl with documentation and parts that will allow Amdahl to evaluate and test the EC. Engineering changes involving S/W or Firmware will be supplied to Amdahl with documentation and patches that will allow Amdahl to evaluate and test the EC.

3.2 For a mandatory or limited mandatory EC, Encore will provide the necessary float to meet the agreed to quantity and update schedule at no cost to Amdahl.

3.3 Spare parts returned to Encore for repair will be updated to the highest agreed to EC level before being returned to Amdahl. This will be done at the expense of Encore for mandatory and limited mandatory EC's. Other optional up-date charges will be paid by Amdahl.

3.4 The compatibility of an engineering change must be communicated and tracked by Encore to ensure all hardware, firmware and software are functionally compatible. Every EC submitted will indicate whether the EC is upward of downward compatible via a compatibility matrix. Encore will endeavor to make all EC's downward compatible.

Encore Work Items:

3.5 Submit early notice (time to be agreed to) of engineering changes that effect the form, fit, function, reliability, accessibility or serviceability to the product.

3.6 Engineering changes will be either mandatory, limited mandatory, or optional. The cost for material for implementing the changes will be Encore's for mandatory and limited mandatory changes and Amdahl's for optional changes.

3.7 Requested changes will be documented and described in a form to be agreed to and be generated by the requesting party. The change order will describe in as much detail as possible, the reason for the change, expected impact of the change if implemented and consequences of not implementing the change.

3.8 Encore will respond to Amdahl requested changes promptly and, when possible, offer a plan which makes adequate resources available to deliver the requested change within the time consistent with the severity of the change request.

3.9 Indicate on each EC change submitted to Amdahl whether there are related changes. Every engineering change submitted will indicate whether the EC is a co-requisite, prerequisite or companion change.

3.10 EC's that are originated by Encore will be prioritized as emergency or normal.

3.11 Provide effectivity information for both Encore and Amdahl generated EC's.

3.12 Responses to Amdahl's problem reports will be for severity
     [*CONFIDENTIAL MATERIAL DELETED*] for severity [*CONFIDENTIAL MATERIAL DELETED*].

3.13 Items that are not interchangeable due to an EC must have different part numbers. If down level items can be reworked or retrofitted, the dash number of the part number should be rolled.

Amdahl Work Items:

3.14 Communicate problems where the product deviates from specification, involve logic problems, field incidence or documentation by way of an agreed to problem report process. The problem severity's used by Amdahl will be 1-3 as defined below.

3.15 Request engineering changes to the product. Where the changes to the product effect the functionality or adds features to the product, the cost responsibility shall be mutually agreed to.

3.16 Indicate on each EC submitted to Encore whether there are related EC's. Every EC change submitted will indicate whether the EC is a co-requisite, pre-requisite or companion change.

3.17 EC's that are requested by Amdahl will be prioritized as either emergency or normal.

3.18 Communication of technical issues between Amdahl and Encore will be between the designated engineering focal points within each company.

3.19 Communication of engineering change related matters between Amdahl and Encore will be between Amdahl's and Encore's Change Management departments and designated focal points.

3.20 Amdahl will be responsible for installation of all EC's in the base that falls within the agreed to effectivity range.

3.21 Engineering Change Definitions:

     Mandatory EC:
     An engineering change that corrects functional defects in systems and spares that are non complaint with specifications, defective safety features, or data integrity exposures and failures.

     Limited Mandatory EC:
     A mandatory EC as above but which effects the product, and spares, when it is configured in a particular but allowable manor. It must be agreed to by Amdahl and Encore that updating only effected portion of previously shipped product, features and spares is required.

     Optional EC:
     An engineering change that does not need to be implemented in previously shipped products, features or spares.

          PROBLEM ESCALATION/ENGINEERING SUPPORT

          The following Encore escalation policy will be initiated by Encore upon receiving a telephone escalation request for assistance from Reseller.


 Elapsed Time    Technical       Technical        Management in
 Hours           Resource        Management       Awareness

 *               CS Technical
                 Support

 *                               CS Storage
                                 Products Mgr.

 *               Development     CS Director      Development
                 Support         BIS              Sec. Mgr.
 *               Development                      VPs--CS
                 Support                          + Development

 *               Development                      Exec VPs--CS
                 Support                          + Development

 *                                                CEO/COO


* indicates [*CONFIDENTIAL TREATMENT DELETED*]

Problem Report Definitions:

Severity 1:    A critical system component is non operational or
               safety defects and the customer cannot continue to operate.

Severity 2:    The customer has an intermittent problems that
               seriously impairs his operations and is willing to commit the necessary resources.

Severity 3:    The problem does not keep the customers systems
               and/or applications from running and are not degrading but does not require a solution.

PROBLEM SEVERITY LEVELS AND RESPONSE

1.   Software

     The following repair times apply to all Encore "C" released software Products.

     a)   Delivery of Temporary Fixes:
          Encore shall use best efforts to provide temporary fixes to Amdahl within the following time frames:

               -Sev. 1,
          [*CONFIDENTIAL MATERIAL DELETED*]
               -Sev 2,
          [*CONFIDENTIAL MATERIAL DELETED*]

     b)   Delivery of Permanent Fixes:**
          Encore shall use reasonable efforts to provide permanent fixes within the following time frames from the initial call from Reseller for Encore Software Products

               -Sev 1,
          [*CONFIDENTIAL MATERIAL DELETED*]
               -Sev 2,
          [*CONFIDENTIAL MATERIAL DELETED*]
               -Sev 3,
          [*CONFIDENTIAL MATERIAL DELETED*]

2.   Hardware Severity Response

     a)   Delivery of Temporary Fixes:
          Encore shall use best efforts to provide temporary fixes to Reseller within the following time frames:

               -Sev 1,
          [*CONFIDENTIAL MATERIAL DELETED*]
               -Sev 2,
          [*CONFIDENTIAL MATERIAL DELETED*]

     b)   Respond with Permanent Fixes:**
          Encore will provide an actin plan to Reseller within the following time frames from the initial call from Reseller and use reasonable efforts to provide permanent design error fixes.

               -Sev 1,
          [*CONFIDENTIAL MATERIAL DELETED*]
               -Sev 2,
          [*CONFIDENTIAL MATERIAL DELETED*]
               -Sev 3,
          [*CONFIDENTIAL MATERIAL DELETED*]

          **The term "permanent" as used in Section 3 shall not be construed to mean that all compliance and systems integration testing will have been done by Encore when the permanent fix is provided, nor shall the word "permanent" imply that the change provided will be incorporated in the next Encore production release.

DOCUMENTATION

Encore Work Items:

4.1 Encore shall supply, where applicable, one (1) set of customer and technical documentation which includes in-line diagnostics manual containing error code dictionary for all in-line Encore diagnostics; install/deinstall processes/procedures; physical planning requirements, including power and cooling requirements, floor loading, services clearance, etc., product specifications including theory of operations, customer operations, customer diagnostics messages/responses; customer/user documentation, including command syntax; and/or other information as described int he contract or as Encore information as described in the contract.

4.2 Encore shall provide Amdahl with one (1) set external specifications, internal specifications, design documents, technical data and drawings (e.g. engineering drawings, documentation) for use by Amdahl to assist in the service and repair of the products. These documents will be packaged in a manner that indicates the content is Encore confidential information.

4.3 Encore grants Amdahl the right to customize and to reproduce in whole or part and in reasonable quantities any of the documentation in whatever format and language it desires for the purpose of marketing and servicing the products during the life of this agreement and thereafter, solely for the purpose of servicing the products.

TRAINING

Encore Deliverables:

Develop and conduct technical education

Encore Work Items:

5.1 Encore shall provide Amdahl with one (1) copy per class participant and (2) training department copies of Encore education materials (e.g., presentation materials, books, workbooks, self-paced training course materials, on-line training courses, etc.)

5.2 Encore grants Amdahl the right to customize and to reproduce in whole or part and in reasonable quantities any of the documentation in whatever format and language it desires for the purpose of marketing and servicing the products during the life of this agreement and thereafter, solely for the purpose of servicing the products.

5.3 Encore shall provide Amdahl opportunities to participate in Encore customer or internal training classes when a major design change occurs. Encore will administer customer satisfaction measurements after each class.

5.4  Encore shall endeavor to provide Amdahl such other education
     (e.g., one-on-one training, train-the-trainer, etc.) as Amdahl may reasonably request subject to agreement of terms and conditions.

5.5 Encore shall assist, at Amdahl request, to customize Product education courses and related material to meet the reasonable requirements of Amdahl. The costs incurred by both companies shall be shares in a manner agreed to in advance. Should Encore accept, Encore shall carry out the work as specified therein and shall endeavor to achieve mutually agreed time scales.

5.6 Should Amdahl elect to customize classes as described in 5.5 above, Encore shall provide a detailed education plan (e.g., tasks, resource requirements, deliverables, schedules, etc.)

5.7 Encore shall endeavor to provide Amdahl with subject matter experts (SME's) as consultants.

5.8 Encore shall provide Amdahl with opportunities to participate in product validation test at Encore's site (i.e., on-the-job training for the purpose of "train-the-trainer").

Amdahl Work Items:

5.9 Should Amdahl elect to customize classes as described in 5.5 above, Amdahl shall provide education objectives (e.g., deliverables, schedules, etc.).

5.10 Should Amdahl elect to customize classes as described in 5.5 above, Amdahl shall define requirements for education materials (e.g., content, style, packaging, reproduction standards, etc.)

5.11 Should Amdahl elect to customize classes as described in 5.5 above, Amdahl shall provide tools and resources necessary to assist Encore in the development of the course curriculum and delivery platform. The cost incurred by both companies will be shared in a manner agreed to by both companies in advance.

SERVICE PRICING

General Spares Pricing Algorithm

     Encore will utilize the following general pricing principle as the algorithm in finalizing Encore's spare parts pricing:

     If a storage Product system is built by Amdahl from spare parts, the price of the parts for the resulting system
     [*CONFIDENTIAL MATERIAL DELETED*].

Training Pricing

     The daily rate for Encore's training classes is [*CONFIDENTIAL MATERIAL DELETED*] dollars ($[*CONFIDENTIAL MATERIAL DELETED*]) per day; this price shall apply to classes comprised of one to six students. The duration of the training program will depend on the objectives of the training and the prerequisite.

ADDITIONAL AREAS TO WORK

Open Issues:

1.   Warranty repair processes.

2.   Recondition and refurbishment services.

3. Encore and Amdahl agree to look at opportunity for Amdahl being 3rd party maintenance provider for [*CONFIDENTIAL MATERIAL DELETED*] Storage Product.

4. Encore and Amdahl agree to look at opportunities for joint maintenance tools development.

5.   All additional services related pricing.




                                 EXHIBIT D



                         ENCORE ORDER REQUIREMENTS




                                 EXHIBIT D


                    ENCORE Purchase Order Requirements


1. Purchase order Number and Date. Order must include valid signatures.

2.   Sold to:  complete name and address.

3. Ship to: complete name and address including, where applicable, freight forwarders and/or broker.

4.   Invoice to:  complete name and address.

5.   Power requirements:  [*CONFIDENTIAL MATERIAL DELETED*]

6. Add-on Purchase Order number: If Order to be added to previously shipped configuration please provide this information.

7. Industry and Application: Please state the type of customer organization (U.S. Government, University, etc.) and application (Research & Dev., etc.)

8.   Order Content:

     Model Number:                           As listed in Exhibit
                                             A or Exhibit E
     Quantity:                               Number
     Description:                            As listed in Exhibit
                                             A or Exhibit E
     List Price:                             As listed in Exhibit
                                             A or Exhibit E
     Applicable Discount:                    By line item
     Net Price:                              By line item

9.   TOTAL PURCHASE ORDER VALUE:  State in US $

10.  Payment Terms:  Net 45 days.

11.  Export Licensing Documentation:  As required with Export
     Contract Name.

12.  Required Ship Date:  State requested ship date from factory.

13. Software License Status: If software items are ordered, a signed sublicense should be attached to your Order. Schedule as for Amdahl internal licenses shall be submitted in a package on a monthly basis.

14. Configuration Diagram: Consisting at a minimum of a block diagram and cabinet layout, as well as the identification of the subsystem where Software will be licensed.

15. Terms and Conditions: Per the terms of this Agreement, add the following statement if the Products purchased are Standard: "THIS ORDER IS PLACED UNDER THE TERMS AND CONDITIONS OF THE ENCORE/AMDAHL RESELLER AGREEMENT DATED MARCH 24, 1994". If Products are specially quoted, attach a copy of the Encore quotation evidencing the prior approval of the pricing and any special terms and conditions which apply to this Order.

16.  Comments:  Any other pertinent Order information.




                                 EXHIBIT E



                        ENCORE BRANDING PROCEDURES




                             PRODUCT BRANDING


Encore will provide the Product branding set forth below for Products purchased by Amdahl hereunder at no charge to Amdahl. Any third party Products purchased by Encore from Encore's third party suppliers which are not branded for Encore will not be available for branding for Amdahl. Among other items, external parts labels on cables will remain as currently produced.

Amdahl will supply artwork for camera ready logos and appropriate written specifications to Encore for the Amdahl Mark in order for the branding to be done as set forth below:


Hardware (external branding only):

     All cabinets
     System consoles

Software and Firmware:

     All software packaging, including media labels, that currently carry Encore's identification Screen output messages and headers for all Encore-produced Software and Firmware Products which currently carry Encore's identification (Encore copyright notices will be maintained as well)

Documentation:

     All Encore-produced user, reference, installation and hardware manuals which are currently in electronic form, as well as binder covers (Encore copyright and proprietary notices will also be maintained)

Shipping Materials:

     All shipping containers and boxes, packing slips and other
     Encore produced documentation which carries the Encore label.

Additional Branding

     Any additional branding requirements or customization work will be quoted by Encore on request from Amdahl.





                                 EXHIBIT F



                                SCHEDULE A

                       FOR AMDAHL INTERNAL LICENSES




                                SCHEDULE A

                                    to

          RESELLER AGREEMENT FOR ENCORE STORAGE PRODUCTS BETWEEN
                             ENCORE AND AMDAHL
                      FOR ENCORE PROPRIETARY SOFTWARE

                 Dated: ________ between ENCORE and AMDAHL

                          Control Number _______

LICENSE   DESIGNATED                     PRODUCT      AMDAHL     OWNER
TYPE      SYSTEM                         MODEL        P.O.
                                         NUMBER       NUMBER





This Schedule A represents a shipment of Licensable Software Products covered by the Terms and Conditions of the above referenced Agreement. In accordance with Section 18 of that Agreement, Amdahl will sign and return the executed Schedule A to Encore. The signed Schedule A will be mailed to Encore Computer Corporation, 6901 West Sunrise Blvd., Fort Lauderdale, Florida 33340-9148, attention Contracts Department. This Schedule A will become part of the executed Agreement with Encore referenced above.

AGREED BY:                         ACCEPTED BY:
AMDAHL CORPORATION                 ENCORE COMPUTER
CORPORATION

By:                                By:


Title:                             Title:


Date:                              Date:




                                 EXHIBIT G





                           SUBLICENSE AGREEMENT
                       FOR USE BY AMDAHL'S CUSTOMERS





                                                    Agreement No. _________

                           LICENSE AGREEMENT FOR
                          AMDAHL PROGRAM PRODUCTS




                               By and Between


          Amdahl Corporation       and  ________________________
               ("Amdahl")                    ("Customer")


          _________________________     ________________________



          _________________________     ________________________

     Amdahl Corporation ("Amdahl") agrees to grant to Customer licenses to use Amdahl Software ("Software") under terms and conditions set forth in this Agreement. The Software shall be described in a schedule ("Schedule") executed by Customer and Amdahl and referencing this Agreement. In the event of a conflict between the terms of this Agreement and the terms of any Schedule, the terms of the Schedule shall control.

SECTION 1.  DEFINITIONS

     1.1 "Software" shall mean instructions, statements and/or any related materials, including documentation and listings, and includes all copies and portions of the Software residing on or contained in any medium.

     1.2 "Specified Configuration" shall mean the equipment and programs with which Software is designed to operate, as specified in the Specifications for the Software.

     1.3 "Designated Processor" shall mean the processor complex and/or associated unit identified by machine type, model, serial number and location in the Schedule to this Agreement on which Customer may use the Software.

     1.4 "Shipment Date" shall mean the date specified in the Schedule for shipment of the Software.

     1.5 "Subsequent Release" shall mean a maintenance release of the Software that is distributed to Customer at no change.

SECTION 2.  LICENSE GRANT

     2.1 By execution of a Schedule by Amdahl and Customer referencing the Software, Amdahl grants and Customer accepts a non exclusive, non transferable license to use the Software in the United States pursuant to the terms and conditions of this Agreement and the Schedule. This license shall commence on the date Customer receives the Software.

     2.2 The term "Use" in this Agreement means (a) with respect to the machine readable portion of the Software, the right to load, store, copy, alter, compile or assemble, execute instructions contained in, transmit and display such portions on the Designated Processor and its associated units; and (b) with respect to all other portions of the Software, the right to support the "Use" authorized in this section.

     2.3 The right to alter the Software includes the right to make modifications and to create derivative works. However, no right to reverse assemble or reverse compile any portion of the Software is authorized hereunder except when necessary to enable
Customer to correct problems, to make alterations or modifications permitted hereunder or to make the Software inter-operable with other software or units of equipment associated with the Designated Processor and where Amdahl has not otherwise made available or offered to make available information reasonably sufficient for such purposes. No right is granted to make copies of any non-machine-readable portions of the Software.

     2.4 Amdahl shall retain title to the Software and any copies thereof including any portion of the Software in a modified, derivative or updated work. Any portion of the Software included in a modified, derivative or updated work shall continue to be subject to all terms of this Agreement.

     2.5 Customer may terminate any license at any time after the Test Period upon one month's prior written notice.

     2.6 Amdahl may terminate any license upon written notice, effective immediately, if Customer fails to comply with any of the terms and conditions of this Agreement.

SECTION 3.  ADDITIONAL LICENSE PROVISIONS

     3.1 A separate license is required for each Designated Processor on which the Software will be used. Each additional license for Software already licensed by Customer under this Agreement requires a Schedule signed by the Customer and Amdahl. Customer may, upon execution of a Schedule for such additional license and in lieu of distribution of an additional copy of the Software from Amdahl, copy the Software previously distributed by Amdahl.

     3.2 If the Designated Processor becomes temporarily inoperable or is not in a configuration required for assembly and compilation of the Software, Customer is authorized to transfer to, and Use the Software on, a backup machine until the Designated Processor is operable or the assembly or compilation is completed.

     3.3 Customer may change the Designated Processor upon written notice to Amdahl. Customer agrees to pay any additional fees resulting from the change in Designated Processor.

     3.4 Customer may Use a previous release of the Software on the Designated Processor for a period not to exceed ninety (90) days after commencing Use of a Subsequent Release on the same
Designated Processor.

SECTION 4.  TEST PERIOD

     4.1 For each license, Amdahl shall specify in the Schedule the Test Period, if any, during which the Software shall be made available at no charge in order to permit Customer to determine whether the Software meets Customer's requirements. The Test Period shall begin on the date Customer installs and begins Use of the Software, or ten (10) calendar days after the Shipment Date, whichever is earlier, and shall end upon expiration of the specified period.

     4.2 Customer may terminate a license upon written notice effective immediately at any time during the Test Period, in which event no charges shall be due.

SECTION 5.  FEES

     5.1 Customer agrees to pay fees for the Software in the amounts specified in the applicable Schedule Fees shall commence upon the latest of (a) the date Customer installs and begins use of the Software, (b) the day after the expiration of the Test Period, if applicable, or (c) any other date specifically set forth in the applicable Schedule. Fees for a partial month's use shall be prorated based upon a thirty (30) day month. Recurring charges shall be invoiced in advance.

     5.2 Payment of all fees is due thirty (30) days after receipt of invoice.

     5.3 In the event that Customer fails to pay any fees when due, Customer agrees to pay a late payment charge of one and one-half percent (1.1/2%) per month, but not in excess of the lawful maximum, on the past due balance.

SECTION 6.  FEE CHANGES

     Amdahl may increase recurring fees upon ninety (90) days written notice to Customer.

SECTION 7.  APPLICABLE TAXES

     Customer agrees to pay or reimburse Amdahl amounts equal to any taxes resulting from this Agreement which are due or may become due, exclusive of taxes based upon Amdahl's net income or net worth.

SECTION 8.  PROGRAM SERVICES

     8.1  The Schedule shall specify whether Amdahl provides
Program Services for the Software. If Program Services are provided, service shall commence on the date Customer installs and begins use of the Software.

     8.2 Program Services for the Software shall be available until Amdahl discontinues such services upon six (6) months written notice. If a Subsequent Release becomes available, Amdahl may discontinue the Program Services for any or all previous releases.

     8.3 Program Services shall include the designation by Amdahl of one or more service locations which shall (a) provide Customer with telephone assistance in problem diagnosis and resolution for the Software, (b) accept documentation indicating that the unaltered portion of a current release of the Software is causing a problem, and (c) dispatch on-site support as required. Amdahl shall respond to the reported problem by issuing, as appropriate, problem connection information, a restriction, or a bypass.

     8.4 Amdahl shall respond only to problems that can be duplicated by operating the Software in a Specified Configuration. Amdahl does not guarantee service results or that all program problems will be corrected. Amdahl's sole obligation under this Section is to provide reasonable, timely and good faith efforts to correct problems.

SECTION 9.  PROTECTION AND SECURITY

     9.1 Customer shall hold the Software in confidence. Customer shall not disclose, distribute or make available any part of the Software, including a modified or derivative work prepared by Customer which contains any part of the Software, to any third party without Amdahl's prior written consent, except to third parties who are on Customer's premises or who Customer has authorized to have remote access solely for purposes related to Customer's Use of the Software. The Customer shall ensure that the obligations set forth in this Section 9 are extended to any third party given access to the Software.

     9.2 All Software is copyrighted, and all copies of the Software made by Customer including translations, compilations, and partial copies within modifications and updated or derivative works are the property of Amdahl. Customer shall reproduce and include the copyright notice and any other legend(s) in the Software on any such copies. Upon termination of the license for the Software for any reason, Customer shall remove any portion of the Software contained in any modified, updated or derivative work.

     9.3 The obligations of Customer under this Section shall continue after any termination of any license under the Agreement. Such obligations shall not extend to any information or technical data relating to the Software that is now or later becomes available without restriction to the general public by acts not attributable to Customer or its employees.

SECTION 10.  SPECIFICATIONS

     From time to time, Amdahl shall publish specifications defining the functional characteristics, features and the Specified Configuration within which the Software is designed to operate ("Specifications").

SECTION 11.  WARRANTY

     11.1 Amdahl warrants that it has the right to license the Software.

     11.2 Amdahl shall specify in the Schedule whether the Software is warranted. For Software that is warranted, Amdahl warrants that the Software on its Shipment Date shall conform to Specifications if properly used in a Specified Configuration. Amdahl's sole obligation under this warranty is to provide Program Services described in Section 8 of this Agreement.
Amdahl does not warrant or represent that (a) the functions contained in the Software will meet Customer's requirements or
(b) the operation of the Software will be error free. If after repeated efforts Amdahl is unable to make the Software operate as warranted, Customer shall be entitled to recover actual damages to the limits set forth in Section 14 of this Agreement.

     11.3 Software that is not warranted shall be distributed on an "AS IS" basis without warranty of any kind either express or implied.

     11.4 THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USAGE OF TRADE.

SECTION 12.  LICENSE TERMINATION PROCESS

     Customer shall destroy all copies of the Software upon termination of any license and shall certify to Amdahl in writing that all such copies have been destroyed. Customer may, however, retain a single copy of the Software for archival purposes only.

SECTION 13.  INTELLECTUAL PROPERTY INDEMNIFICATION

     13.1 Amdahl shall defend any action brought against Customer to the extent that it is based on a claim that Software, used within the scope of the license granted hereunder, infringes a United States patent or copyright, or constitutes misappropriation of a trade secret. Amdahl shall pay costs, damages and legal fees finally awarded against Customer as a result of such claim, provided Customer (1) notifies Amdahl promptly in writing of the claim and (2) allows Amdahl sole control of the defense of the claim and all related settlement negotiations.

     13.2 If such a claim is made or appears likely to be made, Customer shall permit Amdahl at its sole discretion to (a) secure for Customer the right to continue using the Software, or (b) replace or modify the Software to make it noninfringing. If neither of these alternatives is reasonably available to Amdahl, then Customer agrees to return the Software to Amdahl on written request. Amdahl shall refund any recurring charges that have been paid by Customer for any period after return of the Software.

     13.3 Amdahl shall have no obligation with respect to any judgment of infringement based upon (a) Use of other than a current unaltered release of the Software if such infringement would have been avoided by the Use of a current unaltered release of the Software, (b) use, operation or combination of the Software with non-Amdahl programs or data if such infringement would have been avoided but for such use, operation or combination, or (c) Use of the Software in other than the Specified Configuration if such infringement would have been avoided but for such use.

     13.4 The foregoing states the entire liability of Amdahl with respect to infringement or misappropriation of intellectual property.

SECTION 14.  LIMITATION OF LIABILITIES

     14.1 Amdahl's entire liability and Customer's exclusive remedy are set forth in this Section.

     14.2 In the event Customer is entitled to recover damages from Amdahl, then regardless of the basis upon which such damage claim is made, Amdahl shall be liable only for (a) payments referred to in Section 13, (b) bodily injury (including death), and damage to real property and tangible personal property, and
(c) the amount of any other actual loss or damage up to the greater of $100,000, the One-Time fee paid for the Software of recurring charges for twelve (12) months Use of the Software.

     14.3 In no event shall Amdahl be liable in any way for (a) any indirect, special or consequential damages, including, but not limited to, lost business or lost profits, whether foreseeable or not, even if Amdahl has been advised of the possibility of such damages; (b) loss of, or damage to, Customer's records or data; (c) Customer's failure to perform its obligations under this Agreement; or (d) the act or omission of any other party (except as provided in Section 13).

SECTION 15.  CUSTOMER RESPONSIBILITIES

     Customer shall be exclusively responsible for (a) selection of the Software to achieve the Customer's intended results, (b) installation of the Software, (c) the results obtained from the Software, and (d) the supervision, management and control of the Use of the Software.

SECTION 16.  GENERAL

     16.1 Neither this Agreement nor any license granted hereunder may be assigned, sublicensed or transferred by Customer without prior written consent from Amdahl. Any attempt to sublicense, assign or transfer any of the rights, duties or obligations under this Agreement in violation of this provision shall be null and void.

     16.2 Nothing in this Agreement shall be interpreted as (a) transferring any right or title to the intellectual property in the Software or any copies thereof in whole or in part or, (b) conferring by implication, estoppel or otherwise any license or right under any patent or trademark.

     16.3 This Agreement or any Schedule can only be modified by a written agreement duly signed by persons authorized to sign such agreements on behalf of Customer and Amdahl.

     16.4 Any notices required or permitted to be given pursuant to this Agreement shall be in writing sent via certified mail, return receipt requested, or delivered by hand, addressed as set forth on the cover page hereof or to such other address as may be specified from time to time by notice in writing to the other party, and shall be deemed to have been given when received.

     16.5 No term or provisions of this Agreement shall be deemed waived by Amdahl, and no breach excused by Amdahl, unless such waiver or consent is in writing signed by Amdahl. No consent by Amdahl to, or waiver of, a breach by Customer, whether express or implied, shall constitute a consent to, waiver of, or excuse for any other different or subsequent breach by Customer.

     16.5 This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws provisions thereof.


     THE PARTIES AGREE THAT THIS AGREEMENT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THAT IT SUPERSEDES ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES.


     AMDAHL CORPORATION
              ("Amdahl")               ("Customer")


By:  _________________________         By:   ____________________
     Authorized Signature                    Authorized Signature


     _________________________         _______________________
     Name (Type or Print)              Name (Type or Print)


     _________________________         _______________________
              Title                            Title


     _________________________         _______________________
              Date                             Date








                         License Agreement No.

                                        Schedule No.



                    SUPPLEMENT TO LICENSE AGREEMENT FOR
             AMDAHL SOFTWARE PRODUCTS FOR USE OF UTS SOFTWARE


     This Supplement is an integral part of the License Agreement for Amdahl Software Products referenced above and is made a party thereof by this reference. All terms and conditions of the Agreement shall apply to the license of UTS Software except as this Supplement modifies the terms and conditions of the Agreement and adds terms and conditions to it.

1. The following provisions shall be added to Section 1, "DEFINITIONS":

     1.6 "Prerequisite Software" shall mean that software and/or documentation for which a Prerequisite Software License is required.

     1.7 "UTS Software" shall mean the software programs listed in a Schedule and further specified in the specifications therefore together with all related documentation.

     1.8 "UTS Software" shall mean the software programs licensed by UNIX Systems Laboratories, Inc. together with all related documentation which is made part of USL Software.

2.   The following provisions shall be added to Section 2.1:
     Prior to the licensing of UTS Software the following conditions must be satisfied:

     (1) Customer shall have a valid license from the vendor for any required Prerequisite Software for UTS Software licensed on each Designated Processor. Prior to Amdahl's granting a license for UTS Software, Customer, at Amdahl's request shall provide a written authorization from the relevant vendor confirming that Customer is licensed for such Prerequisite Software on the Designated Processor.

     (2) Customer shall meet other applicable requirements, if any, if specified in writing by the vendor of any required Prerequisite Software.

     All licenses and rights granted to Customer under this Supplement with respect to any UTS Software licensed to any Designated Processor shall automatically terminate at any time Customer ceases to be licensed for Prerequisite Software for UTS Software.

3.   The following provision shall be added to the text of
     Section 3.3.

     Customer shall cause the vendor(s) of Prerequisite Software to notify Amdahl that the Prerequisite Software is licensed for the machine intended to become a Designated Processor.

4.   The following subsection 9.4 is added to Section 9.
     "PROTECTION AND SECURITY":

     9.4 Notwithstanding anything in this Agreement to the contrary, Customer shall use at least the standard of care for maintaining UTS Software in confidence that Customer is required to use by the vendor(s) of the Prerequisite Software to maintain such software in confidence.

5.   The following subsection is added to Section 11.  "WARRANTY"

     11.6 UNIX Systems Laboratories, Inc. ("USL") MAKES NO
     REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH REGARD TO ANY USL SOURCE CODE ("SELECTED SOURCE CODE"), WHETHER OR NOT SUCH
     SELECTED SOURCE CODE IS INCLUDED IN THE UTS OPERATING SYSTEM.  BY
     WAY OF EXAMPLE BUT NOT LIMITATION, USL MAKES NO REPRESENTATION OR WARRANTY OF THE MERCHANTABILITY OF ANY SELECTED SOURCE CODE OR OF
     ITS FITNESS FOR ANY PARTICULAR PURPOSE, OR THAT THE USE OF ANY SELECTED SOURCE CODE WILL NOT INFRINGE ANY PATENT, COPYRIGHT OR TRADEMARK, USL SHALL NOT BE HELD TO ANY LIABILITY WITH RESPECT TO
     ANY CLAIM ON ACCOUNT OF, OR ARISING FROM, THE USE OF ANY SELECTED SOURCE CODE.

6. In Section 13. "INTELLECTUAL PROPERTY INDEMNIFICATION", the following text shall replace the text of subsection 13.1:

          Amdahl shall, provided that the UTS Software is used within the scope of the License granted hereunder, defend any action brought against Customer in connection with a claim that the portion of UTS Software that is not part of software licensed by UNIX System Laboratories, Inc. ("Amdahl Code"), infringes a United States patent or copyright or constitutes a misappropriation of a trade secret. Subject to the provisions of subsections 14.2(b) and (c), Amdahl shall pay ____, damages and legal fees finally awarded against the Customer as a result of such claim, provided Customer (1) notifies Amdahl promptly in writing of any claim and (2) allows Amdahl sole control of the defense of the claim and all related settlement negotiations.

7.   DISTRIBUTED SYSTEMS LICENSE OPTION (DSLO)

          Amdahl offers the Distributed Systems License Option
     ("DSLO") for UTS Software. Under DSLO, in addition to the initial License ("Basic License") Customer may obtain a license ("DSLO License") on a Designated Processor specified in the Schedule ("DSLO Designated Processor") for a DSLO charge.

     A.   For each DSLO License, the Customer shall:

          (1)  copy the machine-readable portion of the UTS
               Software and use such copy only on the DSLO Designated
               Processor;

          (2) provide problem documentation to Amdahl from the Basic License Designated Processor;

          (3)  distribute to, install and test on the DSLO
               Designated Processor(s), any Subsequent Release, local fix, correction, or bypass provided by Amdahl to the Basic License Designated Processor; and

          (4) at Amdahl's request, recreate any problem on the Basic License Designated Processor.

     B.   Program Services, if any, for the DSLO Designated
          Processor shall be provided only through the location of the Basic License Designated Processor.

     C. There is no test period for DSLO Licenses. Notices of termination of the Basic License shall be notice of termination of any DSLO license for that UTS Software granted to Customer under this Section. Thee is no warranty for DSLO licenses.


     EACH PARTY HERETO WARRANTS THAT IT HAS FULL POWER AND AUTHORITY TO ENTER INTO AND PERFORM THIS SUPPLEMENT, AND THE PERSON SIGNING THIS SUPPLEMENT ON SUCH PARTY'S BEHALF HAS BEEN DULY AUTHORIZED AND EMPOWERED TO ENTER INTO THIS SUPPLEMENT.
EACH PARTY FURTHER ACKNOWLEDGES THAT IT HAS READ THIS SUPPLEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY IT.



     AMDAHL CORPORATION
          ("Amdahl")                    ("Customer")


By:  _________________________          By: _____________________
     Authorized Signature                   Authorized Signature


     _________________________              ________________________
     Name (Type or Print)                   Name (Type or Print)


     _________________________              ________________________
              Title                                  Title


     _________________________              ________________________
              Date                                   Date




                                        Agreement No.

                                          Schedule No.


                       SCHEDULE TO LICENSE AGREEMENT
                       FOR AMDAHL SOFTWARE PRODUCTS


This Schedule incorporates the terms and conditions of the Agreement referenced above.

1.   CUSTOMER NAME:




2.   BILLING ADDRESS:



3.   SHIPMENT ADDRESS:




4.   LICENSE LOCATION:




5.   SHIPMENT DATE:




6.   LICENSE INFORMATION:





              Designated              Test     Program  ILF      Prepaid
 Product      Processor     Warranty  Period   Service  Rental   Upgrade
 Description  (model/s.n.)  (Y/N)     (Y/N)    (Y/N)    (Y/N)    (Y/N)


7.   PREREQUISITE LICENSES:



8.   LICENSE FEES:

Product Description                     Amount         Type of Fee




9.   SPECIAL PROVISIONS:





     AMDAHL CORPORATION
             ("Amdahl")                         ("Customer")


By:  _________________________          By:   ______________________
     Authorized Signature                     Authorized Signature


     _________________________                _________________________
     Name (Type or Print)                     Name (Type or Print)


     _________________________                _________________________
             Title                                      Title


     _________________________                _________________________
             Date                                       Date






                                 EXHIBIT H


                   ENCORE STANDARD ACCEPTANCE PROCEDURE





Standard Acceptance Test Procedure


Customer:

Job No.:

System Type:

Installation Site:

Purchase Order#:







          Satisfactory performance of the equipment listed in System Configuration has been demonstrated and the equipment is accepted subject to the provisions listed in this acceptance test procedure and the warranty provisions of the contract.





Equipment Demonstrated By:


Signature:                           Date:

Name:

Title:


Equipment Accepted By:


Signature:                           Date:

Name:

Title:





                 CERTIFICATION OF FACTORY ACCEPTANCE TEST



               Customer:


               Sales Order:



This is to certify that the equipment itemized in this document has been factory tested and conforms to published functional specifications as demonstrated by successful completion of the acceptance tests defined herein.



               Test Certified By:


               Date:






                               INTRODUCTION



This manual provides the Acceptance Test criteria and corresponding checklist for installation of this system. A system configuration section is provided to facilitate customer inventory, inspection and warranty functions. Any product deviations applicable at the time of delivery are also provided.


The purpose of the Encore Customer Acceptance Test is to demonstrate the hardware capabilities of the system by exercising all appropriate diagnostic programs.


Encore Computer Corporation shall demonstrate the performance of standard or special I/O device controllers only when connected to

Encore furnished peripheral devices or the equivalent devices purchased direct from our vendors to Encore specifications and with Encore prior approval.








DEMONSTRATION OF CONFORMANCE


The successful completion of these tests at the customer's facility shall constitute proof of system operation in conformance with Encore technical specifications and proposal and shall also constitute proof of installation and readiness for use. In the event a test fails, acceptance testing shall be halted until the cause is determined and the problem is rectified. Testing shall be restarted with the first test of the equipment or software which caused the unsuccessful test conclusion, provided that no changes have been made to the configuration.


          I/O channels which interface to customer furnished equipment shall be excluded from on-site acceptance testing.


SYSTEM CONFIGURATION


The specific system hardware items included in this configuration are listed on the following pages.





SYSTEM INSPECTION




HARDWARE CONFIGURATION


Verify that the system is composed of the hardware specified and that all serial numbers listed are correct.







                                SYSTEMS LOG


The Systems Log is intended to provide a convenient method to track the maintenance/failure history of a system. This log,

when used in conjunction with the MCD file, provides the information necessary to identify the status of a system at any point in time, and to evaluate the system performance characteristics.


The log should be maintained on the system from its initial installation through its end life. All maintenance actions
(corrective and preventative) and all failure/problem systems, should be recorded as they occur. The log then contains the entire history of the system and is available to evaluate short-term problems and long-term system performance. The documenting of all actions minimizes the potential for error in reconstructing actions after a failure or maintenance action. an accurate System Log provides the factual basis for effective corrective action, where necessary.







                            FIELD DESCRIPTIONS
                                SYSTEMS LOG


1.   Site Location - Physical location of system.


2.   System S/N - The serial number of the system.


3.   Customer - The owner of the system.


4.   Equipment Description - Type of CPU (i.e. 8750, 6705,

     Multimax).


5.   Date - The date the activity occurred.


6. Activity/Problem Description - A concise description of the activity performed, failure symptom, or problem information.


7.   Corrective Action - The action taken to correct a failure
     (i.e. replaced).

8. Assy. Part Number/Assy. Serial Number - This area is provided to record the assembly part number and assembly serial numberfor any assembly replaced. Items in this area should also be located and updated on the Systems Configuration Log.

9. Run Time Meter - The run time meter reading should be recorded for each entry in the System Log.







                                SYSTEM LOG


Site Location             1             System Serial Number        2
Customer                  3

Equipment Desc.           4


                                        REPLACED UNIT
                                         ASSY. PART
           ACTIVITY/PR                     NUMBER            RUN
              OBLEM       CORRECTIVE    ASSY. SERIAL         TIME
   DATE    DESCRIPTION      ACTION         NUMBER           METER


     5          6             7               8               9


























                         SYSTEM CONFIGURATION DATA


The following pages provide system configuration details for this Sales Order as delivered. The primary purpose of this section is to support system inventory / inspection on site. The data provided is also maintained in the Master Configuration Data
(MCD) file on the system disc. The MCD file should be maintained on the system disc anytime a configuration change is made (Reference Encore Publication 323-008260-000).


Location information is provided within this configuration data which is primarily used by the MCD program. System "103-" configuration drawings, X-Y cabinet locator drawings and PCB controller information is provided for cross reference.







                 Master Configuration Data System Cabinet
                               (Front View)


[*CONFIDENTIAL MATERIAL DELETED*]





             Master Configuration Data Communications Cabinet

                               (Front View)


[*CONFIDENTIAL MATERIAL DELETED*]



               Master Configuration Data Peripheral Cabinet

                               (Front View)


[*CONFIDENTIAL MATERIAL DELETED*]






Data Item Descriptions and Examples for controllers
Common Data:

Cabinet Serial Number    The serial number of the
                         cabinet in which the controller
                         is physically located.

Subsystem Name           The name of the subsystem
                         in which this board is installed
                         (see subsystem information).

Unique Data:

Assembly Number          The assembly (part)
                         number of the board.

                         Example:  221-500000-001,
                         221-500039-002.

Serial Number            The serial number of the
                         board.

Location X               The chassis slot number
                         in which the board is installed.
                         This information is used by the
                         physical view program to draw
                         pictures of the system.  Slot
                         numbers start with 1 on the left.

Location Y               Always 0 for controllers.

Minor Number             The minor number for the
                         controller.  For some controllers
                         this is also called board number
                         or controller number.  For the CPU
                         board it will always be 0.  For
                         most other cards, including memory
                         cards, it will be 0 for the first
                         card, 1 for the second card, etc.

Channel Number           [*CONFIDENTIAL MATERIAL DELETED*]


Device Address           [*CONFIDENTIAL MATERIAL DELETED*]

Opt1                     [*CONFIDENTIAL MATERIAL DELETED*]

Opt2                     [*CONFIDENTIAL MATERIAL DELETED*]








                    ACCEPTANCE TEST PROCEDURE

1.0  [*CONFIDENTIAL  MATERIAL  DELETED*] Console  Acceptance Test
     Procedure

     The [*CONFIDENTIAL MATERIAL DELETED*] should be run for at least [*CONFIDENTIAL MATERIAL DELETED*] before terminating to insure all of the file systems mounted over [*CONFIDENTIAL MATERIAL DELETED*] have been exercised.

     The following steps should be performed, in order, to properly integrate and test an Infinity Console:

     a.   Unpack the Console

     b. Assemble the Console, Terminal Concentrator per the installation manual (Ref. Document Number 302-007710,
          Section 2)

     c.   Initial   Power-Up   of   the  Console   and   Terminal
          Concentrator

          Power-up the Infinity Console Monitor, the terminal concentrator, then the base unit.

     d.   Log onto the Console

          Log  onto  the   Console  as  [*CONFIDENTIAL   MATERIAL
          DELETED*]. There is [*CONFIDENTIAL MATERIAL DELETED*] at this time [*CONFIDENTIAL MATERIAL DELETED*].

     e.   X Window Invocation

          From the / directory, invoke X Windows by typing "startx" at the shell prompt. Verify that X Windows started and all the configured X tools are present. Depending on your configuration, you may observe the following applications: XTerm, XClock, and System Console running.

     f.   Open Subsystem Console, Ping and Broadcast Windows

          Move the cursor to the system Console menu bar and select the "Window" submenu. Open console windows for each of the systems configured. Move the cursor to the "Utilities" submenu and open the PING and BROADCAST tools. Configure the broadcast tool so that all subsystems are selected. Note that the PING tool shows all subsystems down (red). They should change to green
          (up) once the [*CONFIDENTIAL MATERIAL DELETED*] is successfully booted.

     NOTE:

     The remainder of the Acceptance Test Procedure may be performed using the console BROADCAST window by selecting the subsystems and typing in the BROADCAST window input box.

2.0  [*CONFIDENTIAL MATERIAL DELETED*] Subsystem  Acceptance Test
     Procedure

     a.   The  system  autotest will  be  enabled  such that  the
          [*CONFIDENTIAL   MATERIAL    DELETED*]   will   execute
          automatically for the deliverable configuration after the power-up self tests complete.

     b.   Power-up Self Test

          * Power up each cabinet by turning on the circuit breakers and sliding the power supply switched to "ON".

          NOTE:

          If the first three LEDS on the processor card are lit, them something is wrong with the console connection. Check all cables and retry the power-up self test by pressing the "RESET" button on the processor card.

          * When the processor completes the power-up self test it will perform a GEMROM "reset node". The reset process displays a message which shows CPU and memory board revisions and a list of the SCSI devices connected to the CPU SCSI port.

          * Verify that the CPU and memory boards meet the minimum revision levels documented by Encore.

          * [*CONFIDENTIAL MATERIAL DELETED*], verify that all tape and disk drives are displayed during the [*CONFIDENTIAL MATERIAL DELETED*].

          * [*CONFIDENTIAL MATERIAL DELETED*], verify that all tape and disk drives are displayed during the [*CONFIDENTIAL MATERIAL DELETED*].

          * Successful completion of the power-up self test will result in no errors being displayed followed by a "ROM>>" prompt.

          NOTE:

          The autotest has been ENABLED for running the following diagnostics at power-up/reset time:

               [*CONFIDENTIAL MATERIAL DELETED*]

          The  slots  have already  been  configured  to run  the
          extended   diagnostics   for  the   appropriate  boards
          configured in the sales order.

     c.   Execute   the   ROM  Monitor   [*CONFIDENTIAL  MATERIAL
          DELETED*]

          The ROM monitor on the processor card is equipped with several on-board tests which check CPU and memory functions more thoroughly than the power-up tests. They should be run manually the first time, then configured for automatic operation after the system is proven to work satisfactorily. These are four suites:
          [*CONFIDENTIAL MATERIAL DELETED*]. A fifth option, [*CONFIDENTIAL MATERIAL DELETED*].

          *    Perform the following steps  to set-up and execute
               the   [*CONFIDENTIAL   MATERIAL  DELETED*]   which
               includes [*CONFIDENTIAL MATERIAL DELETED*].

          If setting the default test sequence:

          ROM>> setconfig [*CONFIDENTIAL MATERIAL DELETED*]

          If adding the [*CONFIDENTIAL MATERIAL DELETED*] suite to the sequence:

          ROM>> setconfig [*CONFIDENTIAL MATERIAL DELETED*]

          ROM>> errorlog clear
          ROM>> nvlog clear
          ROM>> test

          NOTE:

          The [*CONFIDENTIAL MATERIAL DELETED*]. Be sure these are in place before starting the test, otherwise failures will occur.

          The   [*CONFIDENTIAL   MATERIAL    DELETED*].       The
          [*CONFIDENTIAL  MATERIAL DELETED*]  runs [*CONFIDENTIAL
          MATERIAL  DELETED*]  which  can  take  a [*CONFIDENTIAL
          MATERIAL DELETED*] to complete.

          Refer to [*CONFIDENTIAL  MATERIAL DELETED*],  Section 3
          [*CONFIDENTIAL  MATERIAL DELETED*],  subsections titled
          [*CONFIDENTIAL MATERIAL DELETED*] for test sequence specifics.

          * When completed, the ERROR LED should be off, and the errorlogs should not have any error messages.
               To view the errorlogs, type the following:

                    ROM>> errorlog report





                    ROM>> nvlog report

          * To enable automatic testing at power-up, type the following:

                    ROM>>   setconfig   [*CONFIDENTIAL   MATERIAL
DELETED*]
                    ROM>> nvram accept

          Refer to [*CONFIDENTIAL MATERIAL DELETED*] to configure these tests to run automatically.

     d.   Run Extended Diagnostics

          The extended diagnostics can be run manually the first time, then configured for automatic operation after the system is proven to work satisfactorily, if desired.

          Each extended diagnostic runs stand-alone  from the ROM
          Monitor and can be configured to run in various modes from internal loopback to remote master/slave depending on the type of board.

          *    List the available diagnostic images

                    ROM>>     listi 0 6 0

               This [*CONFIDENTIAL MATERIAL DELETED*] command will display all the extended diagnostic images available on the specified media.

          *    All  extended diagnostics are executed in the same
               manner.    The  following  example   executes  the
               [*CONFIDENTIAL MATERIAL DELETED*]:

                    ROM>> loadimage 0 6 0 rmsdiag
                    ROM>> go 0 0x3f600000

               For specific details about configuring and running extended diagnostics, please refer to [*CONFIDENTIAL MATERIAL DELETED*] or the specific diagnostic documentation provided with the board.

     e.   Boot the [*CONFIDENTIAL MATERIAL DELETED*]

          It  is time to load  the operating system.   The system
          disk   connected   to   the   CPU  has   a   configured
          [*CONFIDENTIAL MATERIAL  DELETED*] on it.   To load the
          operating system, perform the following steps:

                    ROM>> boot

          * Note any error messages for reconciliation after the system is up.


          * Once the [*CONFIDENTIAL MATERIAL DELETED*] system is up, the message "Console login:" will be displayed. Login as "[*CONFIDENTIAL MATERIAL DELETED*]" using the password established during system disk build (Encore shipping default is [*CONFIDENTIAL MATERIAL DELETED*]).

3.0  [*CONFIDENTIAL    MATERIAL   DELETED*]    Operating   System
     Acceptance Test Procedure

     a.   Verify IFS Connectivity

          *    Test IFS  connectivity using the IFS ping utility.
               Ping should only be used on client subsystems.

               Example:  # ifsadmin ping GPC1

               Terminate the ping by pressing the key defined as "intr" in the login's stty argument (typically control-d or delete).

     b. Mount the File Systems Needed for Running the ATP on the GPIOs or ICSCs.

                    # cd/rsvd/stp
                    # ./do_mount

     c. Mount the File Systems Needed for Running the ATP on the GPC

                    # cd/rsvd/stp
                    # ./do_IFS_mount

     d.   Run the ATP

          *    The  test   group  will   be  executed   from  the
               [*CONFIDENTIAL MATERIAL DELETED*] prompt by typing
               "./do_stp ATP" from the STP directory.

          NOTE:

          Before starting the test group, clean all tape drives and put a blank, writable scratch tape in each configured tape drive. The oe tape test does NOT prompt the operator to mount tapes and it does NOT fail gracefully if the tape drive is not ready.

          *    Repeat  this   step  for  all  subsystems  in  the
               Infinity system or use the broadcast window on the console.

     e.   Clean-up IFS Client Subsystem GPC

          *    If ATP is still  running the Acceptance Test, shut

               it down in an orderly manner.

                    # ./kill_stp ATP
                    # ./analyze ATP

     f.   Clean-up IFS Server Subsystem GPIOs or ICSCs

          Once all  the IFS client subsystems  have been cleaned-
          up,   you  can   start   cleaning-up  the   IFS  server
          subsystems.

          * If ATP is still running the Acceptance Test, shut it down in an orderly manner.

                    # ./kill_stp ATP
                    # ./analyze ATP

     g.   Bring All Subsystem(s) to a Quiescent State

          *    Log  onto the  system  as [*CONFIDENTIAL  MATERIAL
               DELETED*] and use the following sequence:

                    # cd /
                    # shutdown -y -i0 -g0

          *    Verify  that  the   subsystems  are  quiescent  by
               observing the "ROM >>" prompt in each subsystem window on the Infinity System Console.

          *    Remember to hit <CR> if autotest is still enabled.

     h.   Bring  the  I[*CONFIDENTIAL  MATERIAL DELETED*]  System
          Console to a Quiescent State

          Once all the subsystems have returned to the "ROM>>" prompt, the [*CONFIDENTIAL MATERIAL DELETED*] System
          Console may be brought down to a quiescent state by performing the following steps:

          *    Close all subsystem windows.

          * Position the mouse cursor on the desktop and press the left button to display the MWM menu. Select
               "Exit MWM".

          *    Shutdown ESIX in an orderly manner.

                    # cd /
                    # shutdown -y -i0 -g0


 Subject: Control of Nonconforming Material/Product


POLICY: Product that does not conform to specified requirements shall be prevented from inadvertent use or installation. A system has been implemented to identify, control, segregate, review and dispose of nonconforming material; to provide for scrap and rework/repair reports and records. Definition of the system and reporting methods is described in QAOP (per sub-section 2.2) and the other document types outlined in Section 2.0 of this manual.

REQUIREMENTS:

1.0  Procedures are established and maintained to:

     _ identify the reporting forms and records required for the control of nonconforming material;

     _ appropriately classify and disposition the nonconformance;

     _    to identify the methods for controlling
          nonconformances, including those found in Customer-owned equipment that has been returned for update or refurbishment.

2.0 A formal Material Review Board chaired by QA Engineering is established for disposal of nonconforming material.

3.0 A secure holding area is used for withholding nonconforming material, pending review and disposition. A bonded area has been established to house any Customer-returned equipment requiring review and disposition.

4.0 Records of nonconforming material are audited to assure compliance to the overall Quality Program. Auditing shall include the extent of specific defect recurrence, repair and scrap costs, and follow-up of corrective action activity.


         Quality Assurance Policy          Section      Rev
 ENCORE                                            6.6      B
           Document Number 313-000013-000


                                           Effective    Page of
                                                  2-92    01 01

 Subject:            Statistical Techniques


POLICY: Recognized sampling plans and valid statistical process control plans shall be used whenever 100% inspection/test is not employed to maintain required quality levels.

REQUIREMENTS:

1.0 All sampling plans are based upon MILSTD-105, MILSTD-414, and MIL-STD-1235; other plans require written authorization by the Director of Quality Assurance (and Customer concurrence if required by contract) prior to implementation.

2.0 Sampling plan selection shall include an evaluation of risks and impact of undetected defect entry into the affected process or product.

3.0 Statistical Process Control techniques will be used to control key processes, pending a "process capability study" showing sufficient repeatability of results to enable continuance.

4.0  "SPC" techniques are based upon "dominant characteristics"
(those that influence process consistency), and may collect
"variables" and/or "attributes" data.

5.0 Data collected by "SPC" are analyzed and entered onto Control Charts; monthly trend analysis summaries are published to all responsible organizations to effect corrective action where warranted and to promote process and product improvement.

6.0 The sampling plans, "SPC" system, and associated reports are defined in applicable Quality Assurance Operating Procedures (QAO per sub-section 2.2 of this manual.)




         Quality Assurance Policy          Section      Rev
 ENCORE                                            6.7      B
           Document Number 313-000013-000

                                           Effective    Page of
                                                  2-92    01 01
 Subject:        Indication of Inspection Status



POLICY: Status of work-in-process is normally identifiable by its' location in the production line; however, a "bar-coding" system may be used to record activity progression. Other approved status methods employed may include signatures, stamps, tags, or labels on report forms and/or product. Inspection and test status shall be maintained to ensure that only accepted product is delivered to the Customer.

REQUIREMENTS:

1.0 Receiving Inspection records are the primary evidence of inspection for all items released to stock upon acceptance; other status indicators are only in support of these records.

2.0 In-process and final inspections and test status indicators shall be through stamps/employee numbers on Status Tags, and electronic or written records.

3.0 A procedure is available which identifies the configuration, issue, and control of Inspection stamps.

4.0 Procedures describing the use of "status tags", identification labels and other approved media are also available.

5.0 The records and forms identified above, and the associated instructions for their preparation, use, and control are documented in QAOPs. (ref. sub-section 2.2).


         Quality Assurance Policy          Section      Rev
 ENCORE                                            7.1      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:
         Customer Inspection at Subcontractor/Vendor Facilities


POLICY: When invoked by Contract, Encore's Customer (Government or Commercial) reserves the right to inspect, at source, supplies or services not manufactured or performed at ENCORE COMPUTER
CORPORATION.

REQUIREMENTS:

1.0 When Government inspection is a requirement, the following statement shall be added to affected Purchase Orders:

     "Government inspection is required prior to shipment from your plant. Upon receipt of this order, promptly notify the Government Representative who normally services your plant so that appropriate planning for Government inspection can be accomplished."

2.0 When under authorization of the Government Representative, copies of the Purchase Order are to be furnished directly by the subcontractor of vendor to the Govt. Representative at his facility rather than through Government channels. ENCORE COMPUTER CORPORATION shall add the following to the affected Purchase Orders:

     "On receipt of this order, promptly furnish a copy to the Government Representative who normally services your plant or if none, to the nearest Army, Navy, Air Force, or Defense Supply Agency inspection office. In the event the representative or office cannot be located, contact the Purchasing office of (ENCORE COMPUTER CORPORATION)."

3.0 Govt. or commercial customer source inspection shall not constitute their acceptance, nor replace normal ENCORE inspections or otherwise relieve ENCORE of responsibility in furnishing an acceptable end item.

4.0 Reports on any defective Government-inspected material received by ENCORE must be available for examination by the Government Representative.

5.0 Similar requirements may be imposed by Customers other than the U.S. Federal Government, and/or by international regulatory agencies. Each such request must be examined and authorized through Encore Contracts Administration, after impact upon each of the affected departments and organizations is assessed and determined to be acceptable.

6.0 QA Engineering shall audit Purchasing (per sub-section 3.7, and associated QAOP) for compliance to the preceding policy and requirements.


         Quality Assurance Policy          Section      Rev
 ENCORE                                            7.2      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:    Government/Customer Furnished Property


POLICY: A system is available which defines actions for the verification, storage, and maintenance of purchaser-supplied product for incorporation into Encore product.



REQUIREMENTS:

1.0  Examination upon receipt, to detect damage in transit.

2.0  Inspection for completeness and proper type and quantity.

3.0 Periodic inspection and precautions to assure adequate storage conditions and to guard against damage from handling and deterioration during storage.

4.0 Functional testing by qualified personnel, either prior to or after installation, or both, as required by contract or as deemed necessary to determine satisfactory operation.

5.0 Identification and protection from unauthorized use or improper disposal.

6.0  Maintenance of initial and periodic inspection records.

7.0 Occurrences of damaged, malfunctioning material, or material which is otherwise unsuitable for use shall be reported immediately to the Government or Customer Representative, along with determination of probable cause.

8.0  The preceding requirements are further defined in Quality
Assurance Operating Procedures ("QAOP").



         Quality Assurance Policy          Section      Rev
 ENCORE                                            7.3      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:
         Customer Products:  Encore Contract Manufacturing


POLICY: To outline the Quality System requirements for reviewing, managing, and controlling processes involved in the construction and delivery of products made for a Customer to their design and for their end use.

(Note: for control of contracts involving equipment of Encore design and for use in Encore end product, refer to sub-section
3.2 of this manual).

REQUIREMENTS:

1.0 A cross-functional team shall be appointed; membership shall include representatives from Quality Assurance, Manufacturing, Manufacturing Engineering, and Materials. This team will be empowered by Encore's management with the responsibility and authority to act in the following aspects of Contract execution:

     -    Requests for Quote/Contract Review
     -    Order Management
     -    Pre-production Engineering Activities
     -    Manufacturing Commitment to Scheduling
     -    Material Receipt, Handling, Storage and Issue
     -    Routing and Status of Work-In-Process
     -    Assembly, Test, and Inspection of W-I-P
     -    Preparation for Finished Goods Delivery

2.0 During each of the facets listed above, the team shall ensure Encore's capability to comply with all specified contractual requirements; to resolve elements which are not fully defined or are unclear; to reach consensus with the Customer when modification/exception to stated requirement is necessary.

3.0 The team shall establish Customer/Supplier responsibility for issuance, control/maintenance, and security of the following as a minimum:

     -    Assembly Drawings/Change Orders (and their control)
     -    Production Aids (pictorial views, samples, etc.)
     -    Materials (components, hardware, etc.)
     -    Special Tools/Material (fixtures, containers, etc.)

4.0 The team shall determine the Customer's expectations as regards Encore records pertaining to (as a minimum):

     -    Control and Disposition of Nonconforming Material
     -    Corrective Actions
     -    Internal Auditing
     -    Employee Training

5.0 There shall be visual evidence of Customer and Supplier mutual acceptance of the preceding, and the provisions listed in the Encore "Contract For Services" document.





                                 EXHIBIT I


                    ENCORE STANDARD PACKAGING PROCEDURE





                   Packaging For Infinity Single Cabinet

                          Drawing No. 900-100104



The following procedure shall be followed at the time of packaging for shipment to a customer.

1.0  Materials Required

                                                    Configuration
 Description                    Part Number       19" Qty.  24" Qty.
 Pallet                         910-103068-004    1         1
 Ramp                           905-103068-002    1         1
 Corner Pad                     905-200151-006    4         4
 Top Pad                        905-200150-004    1
 Top Pad                        905-200150-005              1
 Corrugated Sleeve              905-200180-001    2         2

 Corrugated Cap                 905-200181-001    1
 Corrugated Cap                 905-200181-002              1
 Polyethylene Shroud            905-100010-002    1         1
 Antistatic Foam Sheets         905-200114-001    A/R       A/R
 Plastic Strapping              905-200121-001    A/R       A/R
 Plastic Buckles                905-200122-001    A/R       A/R
 Metal Banding                  905-200104-001    A/R       A/R
 Metal Seals                    905-200105-001    A/R       A/R
 Plastic Edge Protectors        905-200162-001    16        16
 Shock Indicators               905-200113-001    2         2
 Tip Indicators                 905-200112-001    2         2
 Logo Label                     905-200143-001    2         2

 International Labels           905-200183-001    4         4
 High Center Of Gravity Label   905-200182-001    2         2
 Unpackaging Instructions       901-100104        1         1

1.1  Hardware Required:

     1.1.1     1/2 - 16 x 5 Tap Bolt, Qty: 4
     1.1.2     2" Fender Washer w/ 1/2" I.D., Qty: 4
     1.1.3     Locktite, Blue 242

2.0  Packaging Procedure:

     2.1 Using a dock high level or the ramp supplied, roll the cabinet onto the pallet.

     2.2  Remove the levelers and set aside.

     2.3 Place the 2" Fender Washer over the 1/2" Bolt and apply a few drops of Locktite to the ends of the threads. Thread the bolts through the pallet and into the cabinet leveler holes. See Figure A.

     2.4  Tighten the cabinet mounting bolts.



                                 Figure A



     2.5 Place the levelers in a polybag and staple to pallet under the cabinet.

     2.6  Place the Plastic Shroud over the cabinet.

     2.7 Utilizing the Antistatic Foam Sheets secure the doors and side panels as shown in Figure B. Secure the foam with Plastic Strapping and Buckles as shown.

     Note: Buckles must be placed as not to be in contact with the cornerpads.



                                 Figure B




     2.8  Place the Top Pad on top of the cabinet.

     2.9 Utilizing strapping tape, place the (4) Corner Pads on the cabinet as shown in Figure C.

     Note: Cut reliefs in the corner pads for any protrusions such as the door handles or connectors.

     2.10 Secure the Foam Corner Pads twice utilizing Plastic
          Strapping and Buckles.  See Figure C.



                                 Figure C



     2.11 Preform the Corrugated Cap and set aside. Prefold the scores on the Corrugated Sleeves and place around cabinet alternating inside end panels as shown in Figure D. Place the preformed cap over the sleeve to hold in place.

     2.12 Secure the corrugated sleeves with Metal Banding and Edge Protectors three times as shown in Figure E.

     2.13 Secure the corrugated cap with Metal Banding and Edge
          Protectors as shown in Figure E. Utilize predrilled holes in pallet.

     2.14 Place (2) Shock Indicators and (2) Tip Indicators in position shown on Figure E.




                                 Figure D




     2.15 Place Logo Labels, High Center Of Gravity Labels, and
          International Symbol labels in positions shown in Figure F.



                                 Figure E


                                 Figure F



     2.16 Attach Shipping Paper Work, Unpackaging Instructions
          (in a packing slip envelope). Place the address labels, one on the face panel and one on the end panel.

     Note: Shipping Paper Work is only attached to one cabinet, per ship address, per sales order.

     2.17 Ship (1) prepackaged Ramp Assembly per ship address on each sales order for single cabinet shipments. For Dual Cabinet Shipments see packaging specification 900-100101-005.


         Quality Assurance Policy        Section     Rev
     Document Number 313-000013-000                      D
                                         Effective   Page of
                                                1-94   01 01

 Subject:               Approval Document


The Quality Assurance Policies contained in this manual are written and issued in support of the corporate and facility policies on ENCORE COMPUTER CORPORATION, and to define each element of the Quality System developed to meet and sustain compliance to both domestic (MIL-I-45208) and international (ISO
9002) quality requirements.

The signatures of the undersigned demonstrate commitment of ENCORE COMPUTER CORPORATION'S management to "Quality".




                              ___________________________________
                              J. Kennedy
                              Director of Quality Assurance



                              ___________________________________
                              J. Shaw
                              Vice-President of Manufacturing




         Quality Assurance Policy        Section     Rev
     Document Number 313-000013-000                      D
                                         Effective   Page of
                                                1-94   01 01

 Subject:               Revision History



 Review     Section Revision              Change Description
 Date       1.0 2.0 3.0 4.0 5.0 6.0 7.0

 2/2/90                                   All Sections Rewritten
 7/12/91     A   A   A   A   A   A   A    Incorporates ISO 9002
                                          Requirements

 1/24/92     B   B   B   B   B   B   B    Adds ISO 9002 Post-
                                          audit change
                                          requirements.

 12/03/92    C   B   C   B   B   B   C    Adds requirements for
                                          "Contract Mfg."

 1/28/94     D   B   C   B   B   B   C    Update Organization
                                          Charts






                           INFINITY 90 CHECKLIST

                              Infinity System
                CUSTOMER SITE ACCEPTANCE TEST REQUIREMENTS

                ------------------------------------------

          CUSTOMER NAME            =
          SALES ORDER              =
          CABINET SERIAL NUMBER    =



     I HEREBY CERTIFY THAT I HAVE SUCCESSFULLY COMPLETED ALL
     REQUIREMENTS INDICATED ON THIS CHECKLIST AS DEFINED BY
     THE INFINITY SYSTEM CUSTOMER SITE ACCEPTANCE TEST REQUIREMENTS.


          SIGNATURE                 DATE             EMPLOYEE #



          REQUIREMENT                                   INITIAL

Console power-up diagnostics completed successfully

Console subsystem windows operational

Subsystems Built In Self Tests completed successfully

Subsystems boot Umax successfully

Mounted all IFS shared disk facilities on all IFS server(s)

IFS initialization completed successfully on all subsystems

Mounted all IFS shared disk facilities on all IFS client(s)

ATP completed on all subsystems successfully



     I HEREBY CERTIFY ALL REQUIREMENTS INDICATED ON THIS
     CHECKLIST, AS DEFINED BY THE INFINITY SYSTEM CUSTOMER
     SITE ACCEPTANCE TEST PROCEDURE, SUCCESSFULLY COMPLETED.



               -----------                    --------
               SIGNATURE                      DATE


Quality Feedback Report

Encore Computer Corporation feels that the comments and suggestions from our customers provide the best feedback concerning the quality of out shipment and the effectiveness of our on-site installations. Your input is essential in our effort to provide high quality systems, products and services. Please take a few minutes to complete this questionnaire and help us provide for future successful installations.

SYSTEM SERIAL NO.                      SALES ORDER NO.
FIELD SERVICE ENGINEER                 CUSTOMER NAME
FIELD OFFICE LOCATION                  LOCATION
INSTALLATION TIME                      DATE OF INSTALLATION
                                                  (complete)


                                                         YES    NO    N/A
Item
     SITE LOCATION
 1. Was the intended site prepared according to the site preparation guidelines?

 2. Were the power requirements (voltage, phases, current and frequency) planned prior to installation?

 3. Were environmental conditions planned prior to installation?

     DAMAGE
 4. Did a field engineer supervise and/or unpack the system?

 5.  Were the packing containers damaged?

 6. Were the "tip and tell" or "shock watches" triggered?

 7.  Were the contents of the packaging damaged?


     INSTALLATION
 8.  Was the correct equipment delivered, as
       indicated on the P/O and packing slip
       (no unauthorized backorders)?

 9.  Were all unit identifications correct?

10.  Was the system configured as ordered?

11. Were any changes made to the configuration during the installation?

12. Were system installation kits and accessories complete?

13. Were the controller boards and memory property jumpered for the configuration?

14.  Were spares kits complete as ordered?

15.  Were add-on kits complete?


     DOCUMENTATION/SOFTWARE
16. Were all manuals complete and correct for the configuration as ordered?

17. Was the software complete and available on the correct media as ordered?

18. Was the correct revision level of the operating system/diagnostic available for use?


     FUNCTIONAL TESTS
19. Did the CPU (Encore manufactured equipment) function properly?

20.  Did the peripheral devices function properly?

21.  Did the diagnostics run error free?

22.  Did the operating system run error free?


     GENERAL

23. Were any minor errors or nonconformances noted during the installation?

24. Were the appearance factors or workmanship standards acceptable?

25. Did installation require calls to the factory for assistance?

26.  Was the installation satisfactory?


                                 COMMENTS
ITEM NO.
ITEM NO.

                              DEFECTIVE PARTS

     PART NUMBER/MODEL NUMBER  SERIAL NUMBER  NOMENCLATURE  DESCRIPTION OF
     DEFECT















         Quality Assurance Policy          Section      Rev
 ENCORE                                                     D
        Document Number 313-000013-000
                                           Effective    Page of
                                                  1-94    01 01

 Subject:               Approval Document



The Quality Assurance Policies contained in this manual are written and issued in support of the corporate and facility policies on ENCORE COMPUTER CORPORATION, and to define each element of the Quality System developed to meet and sustain compliance to both domestic (MIL-I-45208) and international (ISO
9002) quality requirements.

The signatures of the undersigned demonstrate commitment of ENCORE COMPUTER CORPORATION'S management to "Quality".




                              ___________________________________
                              J. Kennedy
                              Director of Quality Assurance



                              ___________________________________
                              J. Shaw
                              Vice-President of Manufacturing





         Quality Assurance Policy          Section      Rev
 ENCORE                                                     D
        Document Number 313-000013-000
                                           Effective    Page of
                                                  1-94    01 01

 Subject:               Revision History



 Review     Section Revision              Change Description
 Date       1.0 2.0 3.0 4.0 5.0 6.0 7.0

 2/2/90                                   All Sections Rewritten
 7/12/91     A   A   A   A   A   A   A    Incorporates ISO 9002
                                          Requirements

 1/24/92     B   B   B   B   B   B   B    Adds ISO 9002 Post-
                                          audit change
                                          requirements.

 12/03/92    C   B   C   B   B   B   C    Adds requirements for
                                          "Contract Mfg."

 1/28/94     D   B   C   B   B   B   C    Update Organization
                                          Charts



                      Underwriters Laboratories, Inc.
        SYSTEM FOR THE REGISTRATION OF FIRMS OF ASSESSED CAPABILITY


                        Certificate of Registration


File Number:  A2047               Vol.: 1    Issue Date:  15-Jan-92

      Underwriters Laboratories Inc. (hereinafter referred to as UL)
                             hereby grants to


                           Encore Computer Corp.
                           100 N. Babcock Street
                           Melbourne, FL  32935

(hereinafter called the Firm) the right to be listed as a UL Registered Firm of Assessed Capability in respect of the goods or services particularly described in the Appendix hereto, bearing the same number as this Certificate. Goods shall be produced by the Firm at, or services shall be offered at or from, only the address(es) given above, all in accordance with

     ISO 9002:1987 : EN 29002:1987 : BS 5750
Part 2: 1987 :
                             ANSI/ASC Q92:1987

The Certificate of Registration is granted subject to the Regulations governing the Registration referred to above.

          Issued by:          Underwriters Laboratories Inc.


          Authorized by:      ______________________________
                              Robert H. Levine
                              Vice President



                      Underwriters Laboratories, Inc.
        SYSTEM FOR THE REGISTRATION OF FIRMS OF ASSESSED CAPABILITY




                                 Appendix

File Number:  A2047      Vol.: 1        Issue Date:  15-Jan-92
                              Appendix
Revision Date: 8-Nov-93

                                Issued to:

                    Encore Computer Corp.
                    100 N. Babcock Street
                    Melbourne, FL  32935

       Goods or services in respect of which the Firm is Registered

                     3571 (US) Electronic Computers;
                   7273 (US) Prepackaged Software; 3302
                 (UK) Electronic Data Processing Equipment:

     The manufacture, assembly, integration and test of Encore computer systems. The reproduction of operating system and application software for use with these computer systems. Products are produced to customer specifications which are communicated through sales representatives of Encore Computer Corporation. Encore Contract Manufacturing provides production services for the assembly and test of Printed Circuit Boards.

          Issued by:          Underwriters Laboratories Inc.


          Authorized by:      ______________________________
                                   Robert H. Levine
                                   Vice President
                              Appendix Renewal Date: 15-Jan-94

                   Certificate Appendix renewed annually




         Quality Assurance Policy          Section      Rev
 ENCORE                                                     D
           Document Number 313-000013-000
                                           Effective    Page of
                                                  1-94    01 01

 Subject:               Table of Contents




       MAIN         SUB-
      SECTION     SECTION   DESCRIPTION                            ISO REF

Figures 1 & 2       --      ORGANIZATION CHARTS

     1.0                    QUALITY SYSTEM                       4.1.1/4.1.3


        2.0                    QA DOCUMENTATION
                       2.1     Document Format, Approval,
                               Control
                       2.2     QA Operating Procedures               4.2
                       2.3     QA Inspection Instructions
                       2.4     Problem Reports
                       2.5     Special QA Plans

        3.0                    QUALITY PROGRAM MANAGEMENT
                       3.1     Organization                         4.1.2
                       3.2     Contract Review                        4.3
                       3.3     Work Instructions & Process
                               Control         4.8
                       3.4     Records                            4.9.4/4.15
                       3.5     Corrective Action                      4.13
                       3.6     Product Ident. and Traceability        4.7
                       3.7     Auditing                               4.16
                       3.8     Training                               4.17
                       3.9     Costs Related to Quality                -


        4.0                    FACILITIES AND STANDARDS
                       4.1     Drawings, Documentation/Changes        4.4
                       4.2     Measuring and Testing Equipment        4.10
                       4.3     Production Tooling & Fixtures          4.10
                       4.4     Use of Equipment by Customer            --


        5.0                    CONTROL OF PURCHASES
                       5.1     Supplier Assessment/Verification      4.5/4.6
                       5.2     Purchasing Data                        4.5.3

        6.0                    MANUFACTURING CONTROL
                       6.1     Receiving Inspection and Testing       4.9.1
                       6.2     In-process Inspection and Testing      4.9.2
                       6.3     Final Inspection and Testing           4.9.3
                       6.4     Handling, Storage, Packaging/Delivery   4.14
                       6.5     Control of Nonconforming Material       4.12
                       6.6     Statistical Techniques                  4.18
                       6.7     Indication of Inspection Status         4.11

        7.0                    CUSTOMER COORDINATION
                       7.1     Source Inspections by Customer           --
                       7.2     Govt./Customer Furnished Property        4.6
                       7.3     Customer Prod.: Contract Mfg.            --





         Quality Assurance Policy          Section      Rev
 ENCORE                                            1.0      D
           Document Number 313-000013-000

                                           Effective    Page of
                                                  1-94    01 02

 Subject:                Quality System


POLICY: "The Melbourne Team is committed to an on-going quality improvement process to provide defect-free products and services delivered on-time in conformance to the requirements of our internal and external customers and suppliers." -- The Melbourne Quality Policy expressed by top management.

This Quality Assurance Policy manual outlines the elements of the standard Encore Quality System, which incorporates the requirements of ISO 9002. Non-standard programs are outlined in Sub-sections 2.5 and 7.3

REQUIREMENTS:

1.0 Charter Quality/Assurance provides a "check-and-balance" to ensure control of both process and product, and the records necessary to demonstrate performance. While this Quality System emphasizes nonconformance prevention, it also recognizes that a system to establish root cause of problems and their timely resolution is an essential element.

2.0 System Review. Encore management convenes annually as a minimum, for the purpose of reviewing all aspects of the Quality System; to discuss actions required to correct any recurring problems, and to note significant improvements. Records of these meetings are maintained, and used as a tool for performance measurement.

3.0 QA Structure. An Organization Chart, enclosed as Figure '1' illustrates the relationship between Quality Assurance and its' peer organizations; Figure '2', shows the QA organization, including the assignment of the ISO "Management Representative".

4.0 QA Functions. The QA organization is comprised of three distinct groups; each with a unique purpose and goal. All members of each group receive training in their respective disciplines, and in the Quality Education System ("QES") described on the next page.

     - Incoming/Receiving Inspection. "I.R.I." is responsible for assuring that products purchased for use in Encore products are free of defects. This is accomplished by subjecting incoming materials to thorough visual, mechanical, and electrical verifications to requirements expressed in the procurement document and engineering drawing.

     - Process QA. This functional group is responsible for assuring that the processes and procedures used to produce Encore products comply with established test procedures, latest engineering drawings nd workmanship standards. Additionally, this group has responsibility for review of "C.O.P.S." (Customer Order Processing Systems) for deviations from Encore's standard QA program.




         Quality Assurance Policy          Section      Rev
 ENCORE                                            1.0      D
           Document Number 313-000013-000
                                           Effective    Page of
                                                  1-94    02 02

 Subject:                Quality System


QA Engineering. The members of this group are responsible for development and execution of the plans and actions necessary to build-in confidences that end items will function as intended and comply with specified Customer and Supplier requirements. Vital functions performed by "QAE" include:

     -    Quality Improvement Planning - includes Employee
          Training; generation and maintenance of QA policies, procedures, instructions; QA Databases Reports.

     - Supplier Measurement - includes source qualification, performance evaluation and communication, including the resolution of potential or actual nonconformances, and disqualification of unsatisfactory suppliers.

     - Process/Product Assurance - includes measurement of work-in-process for compliance to establish standards of workmanship, function, performance and reliability.

     - Customer Liaison - includes the control of Customer-Furnished Material/Equipment, measurement of site installations, and coordination with Customer Representations.

A common thread throughout this overview of the Encore Quality
System is the recognition for the need for employee training, and the concept of defect prevention. These are concepts inherent to the "QES" (QUALITY EDUCATION SYSTEM) introduced to all Encore-Melbourne employees during January of 190. At that time, Encore signed an agreement with Philip Crosby Associates, an international consulting firm, to assist us in the establishment of a continuous Quality Improvement Process.

An integral part of a formal 14-step process is the education of all employees in the individual skills necessary to cause continuous quality improvement in all facets of the business. The QES provides each employee with four days of intensive training utilizing various visual aids, videos, and workshops conducted by a licensed instructor in such techniques as cause and effect analysis, measurement, team building, and other analytical techniques designed to cause improvement to happen. The course also provides each employee a common language of Quality, thus enhancing communications.



[*CONFIDENTIAL MATERIAL DELETED*]


[*CONFIDENTIAL MATERIAL DELETED*]



         Quality Assurance Policy          Section      Rev
 ENCORE                                            2.1      B
           Document Number 313-000013-000
                                           Effective    Page of
                                                  2-92    01 01

 Subject:      Document Format, Approval and Control


Policy: QA Engineering is responsible for the preparation of all Quality Assurance policies and procedures; for review/approval of all inspection instructions. A standardized format and numbering system shall be utilized wherever practicable. Each shall reflect review and approval of QA Management. Note: Documents prepared by and for the use of organizations other than QA require the review and approval of the specific department's management prior to issue.

REQUIREMENTS:

1.0 Document Numbering. Each Quality Assurance document category shall be assigned a unique prefix designation; each document within each category will be assigned a unique "body" number. Suffix numbers may be used to define variations on a subject.

2.0 Document Categories. The QA Policy Manual (this document) establishes the standard Quality Assurance Plan employed by all facilities of ENCORE COMPUTER CORPORATION. Subordinate QA documents are as follows:

     QA Operating Procedure        (defined in Sub-Section 2.2)
     QA Inspection Instructions    (defined in Sub-Section 2.3)
     QA Problem Reports            (defined in Sub-Section 2.4)
     Special QA Plans              (defined in Sub-Section 2.5)

Document Structure and content will vary with document type.

3.0 Initial Approval. QA Engineering supervision shall review each document for appropriateness of content, and route to the Director of Quality Assurance or designee for signature of approval and authorization to issue to manual holders.

4.0 Document Issue. The QA documents listed above are available electronically, with "read" access available to all personnel; "write" access only to QA Engineering and its management. "Hard" copies will be updated only if identified as "Control Copy". Controlled copies are assigned a sequential number, appearing both on the manual and a record of manual number, assignees name, date of issue, and a receipt acknowledgement.

5.0 Master Index. In addition to the database referenced above, an index for each document type used in this facility will be maintained to ensure usage of only current issue documents.

6.0 Document Review. QA Engineering shall annually review this manual and "QAOP"s; the review is reflected by advancement of each document's revision level.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            2.2      B
           Document Number 313-000013-000
                                           Effective    Page of
                                                  2-92    01 01

 Subject:  Quality Assurance Operating Procedure (QAOP)


POLICY: QA Operating Procedures designed to define the methods for supporting and implementing the policies of this manual.
"QAOP"s are originated by QA Engineering, and shall be reviewed annually for needs of revision.


REQUIREMENTS:

1.0  QAOPs shall conform to the following format:
     PURPOSE.  A clear, concise description of procedure intent.
     SCOPE.  Identification of all areas of groups affected.

     REFERENCE DOCUMENTS. A listing of procedures/instructions needed to support, or are pertinent to, the subject text.

     DEFINITIONS.  Explanation of terms or acronyms used.

     CONDITIONS: Identification of any prerequisites, such as equipment "set-ups", special environmental requirements, indication of prior operation completion, etc.

     PROCEDURE: Defines, either directly or through reference to a QA Inspection Instruction (refer to Sub-Section 2.3), the method or system to be used; requirements for proper implementation; anticipated results and any necessary reports or records of accomplishment.

2.0 QAOPs are numbered using a 12-digit system consisting of a 3-digit prefix ("480"); a six-digit body; a 3-digit suffix.
Responsibility for number assignment, maintenance and QAOP distribution is assigned to QA Engineering.

3.0 An electronic file of QAOPs is maintained as identified in Sub-Section 2.1. Included is an index reflecting the title, document number, and the current revision issue of each.





         Quality Assurance Policy          Section      Rev
 ENCORE                                            2.3      B
           Document Number 313-000013-000
                                           Effective    Page of
                                                  2-92    01 01

 Subject:          QA Inspection Instructions


POLICY: Documents to provide detailed guidance in specialized or complex inspections, tests, or other QA tasks, may be initiated by any QA organization member; however, each "QAII" must be reviewed and authorized by QA Engineering prior to issue and implementation.


REQUIREMENTS:

1.0 The "QAOP" format (ref. Sub-Section 2.2) may be used as a general guide; however, content must remain flexible to address the various categories and diversity of subjects.

2.0 QA Inspection Instructions (QAII) are based upon established and approved standards, and criteria/parameters such as those presented in Encore engineering specifications and drawings, or industry-accepted standards such as those of IPC, ANSI, DoD and applicable intentional standards.

3.0 Although in most instances, QAII contents normally will not change significantly, a master-list shall be maintained and reviewed annually as a minimum to assure: that criteria and methods expressed comply with current industry practices; they any user inputs are addressed and incorporated as necessary.




         Quality Assurance Policy          Section      Rev
 ENCORE                                            2.4      B
           Document Number 313-000013-000
                                           Effective    Page of
                                                  2-92    01 01

 Subject:                Problem Reports


POLICY: Sources of actual or potential problems are documented and acted upon to prevent problem occurrences, or as a minimum, to manage problem impact; to prevent problem recurrence, and confirm that full and positive corrective action has taken place.

REQUIREMENTS:

1.0 Requests from Encore suppliers for temporary departure from established practices or documented requirements shall be recorded on the Supplier Deviation Authorization form.

2.0 Where a problem or departure is known or suspected to be recurring in nature, and/or may affect more than one part type, product or product, one of the following report forms will be initiated, depending upon the condition described:

     - Quality Assurance Directive (QAD). Authorizes shipment of items which deviate from present documentation, or permits temporary deviation within identified limits.

     - Quality Bulletin. Clarifies existing instructions or requirements whose wording/intent may be misinterpreted.

     - Corrective Action Request (CAR). Used to identify the sources of nonconformity (products or methods), both internally and at suppliers. (Customer-directed needs for corrective action will normally be reported on the Customer's own form, with Encore's response provided also on that form).

     - Defective Parts "Purge". Effects the removal of known or suspected nonconforming items from specified points in the production process.

3.0 Instruction for the preparation, use and distribution of these forms is provided by subordinate QAOP documents.




         Quality Assurance Policy          Section      Rev
 ENCORE                                            2.5      B
           Document Number 313-000013-000
                                           Effective    Page of
                                                  2-92    01 01

 Subject:               Special QA Plans


POLICY: The content of this manual forms the basis of the standard Quality Plan, incorporating all requirements of ISO
9002. Departures from the content of this manual, made necessary by Contract or uniqueness of product, requires development and issue of a QA Plan specific to these new requirements.

REQUIREMENTS:

Each QA Plan, developed to satisfy either contractual needs or new deliverable product incorporating materials or utilizing a process beyond existing production capability, shall contain the following elements as a minimum:

1.0 Departures From Standard Practices. All needs to deviate from existing design or processing requirements, or from criteria for measuring acceptability, shall be identified and listed.

2.0 Tooling and Equipment Needs. Identify all requirements for new inspection or test equipment, fixtures, or other tooling necessary to assure and maintain specified levels of quality. The plan shall include provision for identification marking schemes, and prescribed intervals for requalification and/or calibration of such items.

3.0 Facility/Environmental Requirements. Specify each instance where state-of-the-art process, tools or equipment requires alteration of the existing facility or necessitates special environmental conditions.

4.0 Records of Performance. Indicate the need for records which are not part of standard control systems. Examples of such needs might include: data from environmental testing, "Lot-traceable" component records; special equipment qualification, requalification or calibrations; personnel training to special requirements; records achieving/disposal requirements which depart from the standard identified in Sub-Section 3.4.




         Quality Assurance Policy          Section      Rev
 ENCORE                                            3.1      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:                 Organization


POLICY: Responsibilities and authorities for personnel performing the quality assurance function are defined by this manual and by the subordinate documents listed in Sub-Section
2.1. All QA personnel are trained to ensure knowledge of this manual's content; their responsibilities and authorities. The QA department's resources are illustrated by the organization chart included as part of this manual.

REQUIREMENTS:

1.0 Responsibility and Authority: the QA organization has the organizational freedom and authority to:

     -    initiate action to prevent product nonconformity

     -    identify and record any product quality problems

     -    recommend or provide solutions thru designated channels

     -    verify the implementation of solutions

     - control further processing, delivery or installation of nonconforming product until the deficiency is corrected.

2.0 Verification Resources and Personnel: inspection/testing of purchased goods, work-in-process, and finished products are performed at the points and frequencies defined by the document types described in Sub-Sections 2.2 - 2.5 of this manual. Any quality-critical measurements are also addressed by these documents to ensure end-item conformance to stated requirements.

3.0 Management Representative: a representative is appointed (refer to Organization Chart "Figure '1'") to ensure all requirements of this manual, and those of the International Standard it represents, are fully implemented and maintained.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            3.2      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:                Contract Review


POLICY:  This QA Policy manual constitutes the standard Quality
System of ENCORE COMPUTER CORPORATION for products that will be identified with and marketed under corporate logo and Model/part identifiers contained in the ENCORE marketing literature.

Product to Customer design and for their end use do not apply to this QA Policy Manual Section; the policy for such product is outlined in Sub-section 7.3

REQUIREMENTS:

1.0 The Encore "Contracts" organization reviews specific requirements and expectations with a prospective Customer. A list of Encore products meeting those needs is developed and negotiated into a mutually agreed-upon written contract. Quality Assurance will support Sales and Marketing, Program Management and Contracts in preparation of proposal responses.

2.0 Proposed contractual requirements which deviate from standard practices must be approved by the Director of Quality
Assurance, and contract-specific Quality Plan generated as outlined in Sub-Section 2.5.

3.0 The Quality Plan mentioned previously will be issued upon award of the contract, and the necessary actions taken to provide the controls for special requirements compatible throughout manufacturing, inspection and testing.

4.0 QA Engineering shall support all areas of the process with participation in varied disciplines, including design review of new product, reliability modeling and estimates, process controls to assure product manufacturability and repeatability, the selection/qualification of suppliers and their product, and the maintenance of the Qualified Vendor/Parts List.

5.0 Melbourne's Order Entry Management group reviews each contract represented by the C.O.P.S. provided by Contracts at Ft. Lauderdale. The Process QA group performs a final review of each contract for presence of any special or unusual requirements which depart from the standard Quality System, as defined in the "Contract Review" QAOP. All such departures shall be reported to QA Engineering's attention.

6.0 A record of all contract (C.O.P.S.) review shall be maintained.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            3.3      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:    Work Instructions and Process Controls


POLICY: The primary goal at Encore is the prevention of defect occurrence, or as a minimum, their earliest detection. Processes directly affecting product quality shall be controlled, especially those which cannot be verified by subsequent inspection, or where deficiencies may only become apparent after the product is in use.

REQUIREMENTS:

1.0 The current "Manufacturing Standards" manual is used, in conjunction with applicable engineering drawings, to measure product compliance to engineering and quality requirements. These documents provide acceptance criteria and constitute the primary work instructions in the production process.

2.0 Supporting work instructions for the processing and assembly of complex or high volume product are prepared and issued by the Manufacturing Engineering organization; the content and accuracy is measured by Process QA through product/process auditing performed in accordance with "Production Audits" QAOP.

3.0 These audits have been developed by QA Engineering, and identify specific auditing points in the manufacturing process that require controlling, as well as definition of audit elements and their frequency. Also see Sub-Section 3.7.

4.0 Identification of any required skills training is inherent in the ability to achieve compliance to process requirements.
Refer to Sub-Section 3.8 for employee training policy, and "Personnel Training" QAOP for methods employed.

5.0 Issuance and control of the documentation identified in the preceding is addressed in sub-section 4.1 and by subordinate
QAOPs.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            3.4      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:                Records


POLICY: Quality records are maintained as objective evidence of the required quality and effective operation of the quality system.

REQUIREMENTS:

1.0 All quality records shall be legible and identifiable to the product involved.

2.0 Regardless of maintenance media (paper or electronic), records shall be complete and accurately reflect actual occurrences.

3.0  Records shall include, but are not limited to:

     - Results of inspection and test (including qualitative, quantitative data and actions taken).

     -    Results of QA Auditing

     -    Customer Correspondence

     -    CFE/GFE logs (as applicable - see Section 7.0)

     -    Employee Training and Certifications

     - Correction of deficiencies (including dispositioning of nonconforming product and material).

4.0 Paper records are maintained for three (3) years, except for Customer-identified needs for corrective action which must be maintained for five (5) years (with an annual review per Sub-Section 3.5), unless otherwise directed by contract.

5.0 QA records in the "Quality Database" are indexed, filed and stored as described in the applicable QAOP, subordinate to this manual.

6.0 A list of archived "paper" records and those which have been destroyed shall be maintained. The list shall indicate location
(Box#, location, etc.), and the container identified as to contents.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            3.5      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:               Corrective Action


POLICY: A "closed-loop" system is maintained whose objective is to preclude recurrence of nonconformances by identifying and correcting their causes and contributing factors. This system is applicable to "in-house" and supplier activities, as well as needs for corrective action that may be identified by the Customer. This system is fully documented in the subordinate QAOPs (ref. Sub-Section 2.2).

REQUIREMENTS:

1.0 The Corrective Action system shall provide for identification, evaluation, classification, and prioritization of problems in both process and product.

2.0 The system shall provide analysis for potential defect trends.

3.0 The Corrective Action system shall provide for the assignment of responsibility as to cause, and the implementation of a cost-effective action to correct the nonconformance cause, particularly as related to necessity for "Scrap" occurrences.

4.0 Deficiency causes determined to be vendor responsibility will prompt the issuance of a Corrective Action Request form to the source responsible, identifying the observation and requiring a response citing action planned/taken to prevent recurrence.

5.0 Records of customer-identified needs for corrective action shall be kept active for a period of five (5) years, and be subject to quarterly review by facility management to assure actions taken to prevent recurrence have been sustained.

6.0 All Corrective Action requests shall be monitored until action taken has been confirmed and determined to be satisfactory.

7.0 Records shall be maintained which enable identification of each problem cause, report initiation and closure dates.

8.0 Instructions for form generation, routing, and definition of the Corrective Action System is provided by QAOP.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            3.6      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:    Product Identification and Traceability


POLICY:  Product manufactured by or for Encore Computer
Corporation shall bear appropriate identification markings unique to each commodity, device or unit type.

REQUIREMENTS:

1.0 Procured "off-the-shelf" parts and materials identification shall be verified as compliant to Encore Qualified Parts List
(per QAOP) and/or associated purchasing specification.

2.0 Devices fabricated to Encore design shall be identified in accordance with the applicable engineering drawing or spec.

3.0 Quality Assurance enforces Company policy with regard to product identification marking, such as is contained in the Marking Specification (193-103005) and "regulatory" labeling requirement, throughout the production process per the applicable QAOPs.

4.0 Verification of the preceding shall be through documentation review identified in Sub-section 4.1, the inspections/tests described in Section 6.0, and the audits of Sub-Section 3.7 of this manual.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            3.7      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:                   Auditing


POLICY: All activities and functions which may affect product quality shall be subjected to periodic auditing for the purpose of problem prevention; as a vehicle to facilitate identified needs for corrective action, and to meet international standards requirements.

REQUIREMENTS:

1.0  Auditing System:

The basis for the auditing described in the classifications below are the control methods and procedures written for use in those areas. QAOPs are available which identify the audit characteristics necessary to verify compliance with the source documentation.

2.0  Audit Classifications:

     - QA Program Auditing. Performed to verify compliance with the requirements of this manual, and those of ISO 9002.

     - Production Auditing. Performed to verify that established processing methods and procedures are being followed.

     - Operation Auditing. Performed to verify that the various functional areas and departments are complying with their internal policies and procedures.

     -    Installation Audits.  Performed at the Customer site
          (or through input provided by the Customer) to determine the level of satisfaction with ENCORE product and service.

     - Vendor Audits. Performed at candidate suppliers as a measurement of their capabilities; as periodic follow-up to assure sustained levels of performance.

3.0  Audit Performance:

QA Engineering shall be responsible for audit content, scheduling, and performance unless otherwise directed. Audits will be performed by personnel not associated with the area or function being audited.

Tentative audit schedules for each classification shall be published annually. Amendment to scheduling may be directed by QA management on the basis of criticality, or status of specific areas of functions.

4.0  Audit Results:

The results of each audit will be published and distributed to the responsible area supervisors, and follow-up performed to assure positive corrective action has been implemented.
Completed audits shall be maintained on file in accordance with Sub-Section 3.4 of this manual.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            3.8      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:             Training


POLICY: In addition to "QES" training (see Section 1.0), personnel whose job assignment affects or influences quality shall be trained to the extent necessary to assure competence in their assigned task. QA Engineering shares responsibility with Manufacturing Engineering for the preparation and the presentation of employee process/product-related training.

REQUIREMENTS:

1.0 A "QAOP" Procedure for employee training defined the criteria for establishing training levels, whether on-the-job or formal classroom; whether "certification" is required, and the type of recognition of accomplishment best suited.

2.0 "New Hires" will receive orientation training to familiarize them with Encore requirements ("workmanship" criteria, etc.).

3.0 Each area supervisor is responsible for ensuring that their subordinates possess adequate skills and knowledge to perform their current (or impending) assigned tasks in accordance with Encore requirements. Needs for additional skills training are identified to either Manufacturing or QA Engineering.

4.0 Manufacturing Engineering and QA Engineering, in conjunction with records of inspection, process control and auditing, as a basis for determining training needs.

5.0 The preceding will be used by QA Engineering, in conjunction with records of inspection, process control and auditing, as a basis for determining training needs.

6.0 Records demonstrating accomplishment of training, and listing all employees in attendance, are maintained, via database as identified in QAOP, for these employee training programs.
NOTE:  the "QES" training records are maintained separately.




         Quality Assurance Policy          Section      Rev
 ENCORE                                            3.9      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:      Drawings, Documentation and Changes


POLICY: Quality improvement and cost reduction programs have been instituted for the reduction of "Quality Costs". The principal emphasis is on error prevention, and the elimination of the "root cause" for the deficiency.

REQUIREMENTS:

1.0 Inter-organizational teams are organized to identify the root causes of unsatisfactory levels of quality, whether in procured material, manufactured product, or services provided to Encore or to our Customers and Suppliers.

2.0 These "Quality Improvement" teams are created and administered by upper-management steering committees comprised of members of Accounting, Manufacturing, Manufacturing Engineering,
Quality Assurance, and Human Resources.

3.0 Each steering committee is to be chartered to consider the cost of doing-things-wrong, what corrective steps are required, how to measure and sustain improvement, and determine appropriate means of recognition.

4.0 The "Quality Improvement" teams shall report findings to their steering committee; in turn, the steering committee will provide support, guidance, remove obstacles, and give progress reports to upper management.

5.0 Quality Assurance will measure the results of changes and ensure that levels of improvement are sustained.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            3.9      C
           Document Number 313-000013-000
                                           Effective    Page of
                                                 12-92    01 01

 Subject:            Cost Related To Quality


POLICY: Quality improvement and cost reduction programs have been instituted for the reduction of "Quality Costs". The principal emphasis is on error prevention, and the elimination of the "root cause" for the deficiency.

REQUIREMENTS:

1.0 Inter-organization teams are organized to identify the root causes of unsatisfactory levels of quality, whether in procured material, manufactured product, or services provided to Encore or to our Customers and Suppliers.

2.0 These "Quality Improvement" teams are created and administered by upper-management steering committees comprised of members of Accounting, Manufacturing, Manufacturing Engineering,
Quality Assurance, and Human Resources.

3.0 Each steering committee is to be chartered to consider the cost of doing-things-wrong, what corrective steps are required, how to measure and sustain improvement, and determine appropriate means of recognition.

4.0 The "Quality Improvement" teams shall report findings to their steering committee; in turn, the steering committee will provide support, guidance, remove obstacles, and give progress reports to upper management.

5.0 Quality Assurance will measure the results of changes and ensure that levels of improvement are sustained.





         Quality Assurance Policy          Section      Rev
 ENCORE                                           4.1       B
           Document Number 313-000013-000
                                           Effective    Page of
                                                 2-92     01 01

 Subject:      Drawings, Documentation and Changes


     POLICY: Quality Assurance Engineering, an active participant in both design reviews and documentation release, has the authority to deny acceptance of designs and documents not meeting established requirements. QA Engineering functions as administrator of the database for Melbourne internal procedures and their control.

     REQUIREMENTS:

     1.0 A QAOP (ref. sub-section 2.2) identifies the Documentation Control database employed in the Melbourne Manufacturing facility for internal procedures and work instructions, such as referred to in sub-section 3.3. Engineering documents (drawings, and their changes) are controlled through a separate database.

     2.0 Currentness of released documentation is verified by each user (including members of QA) prior to utilization by accessing an electronic database containing revision level data for each engineering document.

     3.0 Database updating is done with each new document issue, and as drawings are revised through documented engineering changes.

     4.0 QA Engineering participates in the review of changes to engineering drawings, performed prior to distribution for use.

     5.0 QA Engineering shall develop/implement Audit checklists designed to further evaluate the documentation control and storage system. These are made available as "QAOPs".

     6.0 QA shall determine if contractual requirements exist (ref. Sub-Section 3.2) which require Customer notification of drawing changes prior to their implementation.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            4.2      B
           Document Number 313-000013-000
                                           Effective    Page of
                                                  2-92    01 01

 Subject:        Measuring and Testing Equipment


POLICY: The calibration system for measurement and test equipment conforms to the requirements of MIL-STD-45622, whether these calibrations are performed internally or by an accredited outside source. Calibration Standards must be verified as traceable to NIST (the National Institute of Standards and Technology). "Special Equipment" will be qualified prior to and/or during use.

REQUIREMENTS:

1.0 Calibration standards are to be certified on an annual basis.

2.0 Equipment and standards are labeled to indicate the date of the last calibration, by whom it was calibrated (Encore's calibration personnel, or identity of external service), and the due date for the next calibration. The condition of the equipment "as received" shall be recorded.

3.0  A subordinate procedure (QAOP) is established to define:
environmental conditions required within the facility, calibration intervals, handling/storage of standards and equipment, and calibration record requirements.

4.0 "Quality critical" measurements, i.e., parameters essential to ensure compliance with affected product's fit, form, function, and reliability requirements (stated in Engineering and Quality
Assurance documentation) are identified.

5.0 Equipment not used for acceptance measurement purposes are not subject to calibration control; however, is identified with a "No Calibration Required" (NCR) label.

6.0  The Calibration system is subject to auditing per Sub-Section 3.7.

7.0 "Special Equipment" used during the production process shall be qualified for use prior to initial use, and at established intervals thereafter in accordance with an approved process.
Such items include: Torque tools, Crimping tools, and Wire Wrap "Bits", Soldering Stations, and other equipment and materials associated with the control of electro-statis discharge shall be identified by a QAOP concerning the subject of "ESD". All equipment is subject to auditing per Sub-Section 3.7

8.0 Prior to contracting the services of an outside source for equipment calibration, the candidate shall be assessed to the requirements of the subordinate QAOP.




         Quality Assurance Policy          Section      Rev
 ENCORE                                            4.3      B
           Document Number 313-000013-000
                                           Effective    Page of
                                                  2-92    01 01

 Subject:        Production Tooling and Fixtures


POLICY: Accuracy for intended application of fixtures, templates, jigs or patterns used in the production process will be verified prior to use where quality of the associated end product may be affected. Periodic reexamination will be required where usage can alter device accuracy.

REQUIREMENTS:

1.0 the following are examples of "Production Tooling" and are subject to the requirements outlined below:

     -    Component lead forming/trimming devices

     -    Wave-soldering "Pallets"

     -    Wiring "Harness Boards"

     - Any device also used by QA for making acceptance decisions.

2.0 The intended application of such devices, if not readily apparent, shall be documented. This document will include a comprehensive description of device intend and any critical dimensional requirements.

3.0 Each device shall be identified, either by a unique tool number or reference to the assembly to which it is associated.

4.0  The using area shall maintain a list of all such devices;
the list shall indicate "initial approval", by whom and date, and whether periodic checking is required (if this is the case, provision must be made for including "who" and "when").

5.0 Quality Assurance shall verify compliance to the above requirements through process control (Sub-Section 3.3), the auditing program identified in Sub-Section 3.7, and the subordinate documents (QAOP) detailing the requirements of those sub-sections.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            4.4      B
           Document Number 313-000013-000
                                           Effective    Page of
                                                  2-92    01 01

 Subject:         Use of Equipment By Customer


POLICY: When a contractual requirement or as authorized by the Director of Quality Assurance, inspection equipment or facilities shall be made available for use by the Customer representative(s).

REQUIREMENTS:

1.0 Gages, measuring and testing equipments of the type used by Encore QA shall be made available to representatives of the Customer for use in verifying inspection/test results.

2.0 In lieu of direct Customer use of such equipment, if requested, personnel trained in the use of such equipment will be provided to perform this verification measurement.

3.0 Subordinate documents (QAOP per sub-section 2.2) shall be available to add definition to the Policy and Requirements stated previously.




         Quality Assurance Policy          Section      Rev
 ENCORE                                           5.1       B
           Document Number 313-000013-000
                                           Effective    Page of
                                                 2-92     01 01

 Subject:  Assessment and Verification of Suppliers


     POLICY: Suppliers and sub-contractors are selected on the basis of their ability to met documented Encore requirements. Source inspection may be used as a verification vehicle. This policy addresses only Quality Assurance requirements.

     Source inspection may be used as a verification vehicle. Purchased materials are inspected upon receipt as stated in Policy Sub-Section 6.1.

     REQUIREMENTS:

     1.0 Suppliers and sub-contractors identified to QA as candidate for selection as a source for a specific commodity of service must be capable of demonstrating their ability to deliver a quality product meeting Encore requirements with consistency.

     2.0 Objective evidences may include "measurement" of end item to the specification, presence of process controls for in-process work, and a documented quality system.

     3.0 Product facilities must meet all preceding requirements, while a "distributorship" need only demonstrate capability to supply product meeting Encore specification/QPL requirements.

     4.0 Encore QA reserves the right to visit the supplier facility for the purpose of performing source inspections, and/or to perform facility and process audits. This right is extended to the Customers of Encore as well if authorized by contract.

     5.0 Each item supplied by each candidate supplier is subjected to qualification testing. Accepted vendors and their product are entered onto a qualified vendor/parts list (Encore "QVL/QPL").

     6.0 Supplier performance, consistent with the inherent complexity and the expected quality level of the supplier's product, is measured and results recorded into Vendor History records as described in Sub-Section 6.1.

     7.0 Any deficient materials received shall be made known to the supplier, so that corrective action may take place.

     8.0 Subordinate documents, such as the QAOP (ref. sub-section 2.2), shall be made available to add definition to the preceding Policy and Requirements.


         Quality Assurance Policy          Section      Rev
 ENCORE                                            5.2      B
           Document Number 313-000013-000

                                           Effective    Page of
                                                  2-92    01 01
 Subject:            Purchasing Data



POLICY: Purchase Orders shall contain data clearly describing the product ordered. Only approved products and sources shall be utilized for buys destined for use in released product in production at Encore Manufacturing facilities.

REQUIREMENTS:

1.0 Purchase Orders shall reflect the document number and the required revision level of the Encore Specification or Drawing representing the requirements for the product being ordered.

2.0 The Purchase Order shall identify the quantity required for each line item listed.

3.0 The Purchase Order shall also identify any requirements not listed by the spec. or drawing (such as special handling or packaging, applicability of special quality systems, needs for special test data or report, "C of C", Customer source inspection per sub-section 7.1 of this manual, etc.).

4.0 Only sources listed n the Qualified Vendor List; then only the parts identified in the Qualified Parts List may be used.

5.0 Encore Purchasing shall maintain procedures echoing the above requirements, as well as identifying the process through which the P.O. is initiated, reviewed and approved.

6.0 QA Engineering shall perform audits of the Purchasing organization (in accordance with sub-section 3.7 of this manual, and the applicable subordinate QAOP) to ensure compliance with the preceding Policy and Requirements.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            6.1      B
           Document Number 313-000013-000
                                           Effective    Page of
                                                  2-92    01 01

 Subject:       Receiving Inspection and Testing


POLICY: Procured items are inspected to the extent necessary upon receipt to verify compliance with requirements; the extent of inspection is reduced only on the basis of objective data; nonconforming product shall be identified and controlled to prevent release and inadvertent use.

REQUIREMENTS:

1.0 Procedures are available which define general operating requirements (QAOPs per this manual's Sub-Section 2.2), and specific instructions for inspection and test (QAIIs per Sub-Section 2.3).

2.0 QAOPs are available which implement the sampling plans of MIL-STD-105, MIL-STD-414, and MIL-STD-1235, identifying the process for adjusting the sampling levels.

3.0 Results of product inspections and tests are recorded and maintained on file. A monthly summary is published which provides input to supplier ratings. Detailed instructions are provided by applicable QAOP and/or QAII.

4.0 Materials determined to not conform to engineering or quality requirements are identified and controlled in accordance with Sub-Section 6.5 of this manual.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            6.2      B
           Document Number 313-000013-000
                                           Effective    Page of
                                                  2-92    01 01

 Subject:       In-Process Inspection and Testing


POLICY: Inspections and tests are performed during manufacturing of product to verify process control and that the product complies with engineering and quality requirements.

REQUIREMENTS:

1.0 Engineering documents and the "Manufacturing Standards" are used to measure product conformance.

2.0 Assembly instructions used in production for work-in-process are verified by QA as compliant established requirements.

3.0 Status tags, travelers, and various checklist forms are used to record accomplishment of process activities, and the result
(accept or reject) of inspections.

4.0 Statistical Process Control are implemented wherever they are practicable (ref. Sub-Section 6.6) to ensure adequacy of equipment and instruction, and to measure operator/inspector skills.

5.0 Product or processes that do not meet stated requirements are promptly acted upon, including cessation of further processing until corrective action is achieved.

6.0 Control of the documents and systems identified int the preceding are defined in the QAOPs nd QAIIs referenced in Section
2.0 of this manual.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            6.3      B
           Document Number 313-000013-000
                                           Effective    Page of
                                                  2-92    01 01

 Subject:         Final Inspection and Testing


POLICY: All products are subject to final acceptance inspection and test to the extent necessary to ensure conformance to contract, engineering and quality requirements. No end item is shipped until all identified nonconformances have been addressed and resolved.

REQUIREMENTS:

1.0 Written final inspection procedures are in sufficient detail to measure overall quality, and shall include validation of the product's configuration.

2.0 Acceptance tests shall simulate, to the extent possible, the end-use environment of the Customer.

3.0 Deficiencies observed during inspection and test shall be immediately reported to enable prompt corrective action.

4.0 Any changes, modification, repair or replacement made to a product after performance of acceptance testing and final inspection requires retest and reinspection (extent to be predetermined and documented), unless a waiver has been granted by Quality Assurance management.

5.0 The documents and systems outlined in the preceding represent the QAOPs and QAIIs referenced in Section 2.0 of this manual.



         Quality Assurance Policy          Section      Rev
 ENCORE                                            6.4      B
           Document Number 313-000013-000

                                           Effective    Page of
                                                  2-92    01 01
 Subject:    Handling, Storage, Packaging & Delivery

POLICY: Procedures exist for handling, storage, packaging and shipping to protect product quality and prevent loss, damage, or degradation of the product. Such procedures include those contained in engineering specifications, and those available in electronic databases or on computer disk.

REQUIREMENTS:

1.0 Purchased materials are examined upon receipt to ensure that the supplier complies with the procedures outlined in the above policy statement.

2.0 Items with limited shelf-life shall be identified and controlled, through audits performed by QAOP, to prevent use beyond stated expiration date.

3.0 Static-sensitive devices or units are protected from ESD events as defined in ESD Handbook 447-008011-000 and applicable
QAOP.

4.0 All Encore-manufactured and purchased product is stocked and stored using methods outlined in Mfg. Engineering Procedure 610-100200-001 (and other applicable subordinate documents) to prevent damage, deterioration, loss or inadvertent substitution.

5.0 Stockroom facilities are audited to assure that only accepted material is present; that defective or improperly processed items have not been substituted, and that issue occurs on a "first-in-first-out" basis.

6.0  Procedures developed by the Manufacturing "Packaging"
Engineer which consider the characteristics of the deliverables to be prepared for shipment, and the transportation system to be used are reviewed by QA Engineering prior to issue.

7.0 The services provided by "Common Carriers" and their modes of transport are assessed and qualified to the requirements of the associated subordinate QAOP.




                                 EXHIBIT J

                            ORDERING PROCEDURE

           To be mutually defined by the parties after contract signature pursuant to Section 4B